PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY

HOME OFFICE:                                           PHOENIX VARIABLE PRODUCTS
One American Row                                         MAIL OPERATIONS (VPMO):
Hartford,  Connecticut                                               PO Box 8027
                                                           Boston, MA 02266-8027

                         VARIABLE LIFE INSURANCE POLICY

                                   PROSPECTUS

                                   May 1, 1998

    This Prospectus describes a last survivor flexible premium variable life insurance policy (the "Policy" or "Policies"), offered by Phoenix Home Life Mutual Insurance Company ("Phoenix"). The Policy provides lifetime insurance protection on the lives of two Insureds, with a death benefit payable when the last surviving insured person dies. You may select either a fixed benefit equal to the Face Amount of the Policy or a variable benefit which is equal to the Face Amount plus the Policy Value. Within limits, you may reduce the Face Amount and change the death benefit option. The Policy also may provide a Cash Surrender Value if the Policy is surrendered during the lifetime of either Insured.

    You decide the amount and timing of premiums within limits. There are no required premiums other than the Issue Premium. You may allocate premium payments and Policy Value to the Guaranteed Interest Account ("GIA") and or one or more of the Subaccounts of the Phoenix Home Life Variable Universal Life Account (the "VUL Account"). The assets of the Subaccounts are used to purchase, at Net Asset Value, shares of a designated underlying mutual fund (collectively, the "Funds") in the following series of underlying VUL Account Fund options:

                FUND                                               ADVISER
=========================================================================================

THE PHOENIX EDGE SERIES FUND

o   Money Market Series                         o   Phoenix Investment Counsel, Inc.
o   Multi-Sector Fixed Income Series            o   Phoenix Investment Counsel, Inc.
o   International Series                        o   Phoenix Investment Counsel, Inc.
o   Strategic Theme Series                      o   Phoenix Investment Counsel, Inc.
o   Engemann Nifty Fifty Series                 o   Phoenix Investment Counsel, Inc.
o   Phoenix Value Equity Series                 o   Phoenix Investment Counsel, Inc.
o   Seneca Mid-Cap Growth Series                o   Phoenix Investment Counsel, Inc.
o   Growth Series                               o   Phoenix Investment Counsel, Inc.
o   Strategic Allocation Series                 o   Phoenix Investment Counsel, Inc.
o   Balanced Series                             o   Phoenix Investment Counsel, Inc.
o   Research Enhanced Index Series              o   Phoenix Investment Counsel, Inc.
o   Phoenix Growth & Income Series              o   Phoenix Investment Counsel, Inc.
o   Schafer Mid-Cap Value Series                o   Phoenix Investment Counsel, Inc.
o   Real Estate Securities Series               o   Duff & Phelps Investment Management Co.
o   Aberdeen New Asia Series                    o   Phoenix-Aberdeen International Advisors, LLC

WANGER ADVISORS TRUST

o   U.S. Small Cap Series                       o   Wanger Asset Management, L.P.
o   International Small Cap Series              o   Wanger Asset Management, L.P.

    The Policy Value allocated to the VUL Account is not guaranteed and will vary with the investment performance of the underlying Fund. The Policy Value allocated to the GIA will accumulate at rates we determine. The guaranteed rate credited to the Policy Value in the GIA will, in no event, be less than 4%. The Policy will remain in effect so long as the Policy Value or Cash Surrender Value is sufficient to pay certain monthly charges imposed in connection with the Policy.

    The Policy has a free look period during which you may return the Policy if you are not satisfied for any reason. (See "Right to Cancel Period.")

    It may not be advantageous to purchase a Policy as a replacement for an existing life insurance policy or annuity contract. You should recognize that a policy that has been in existence for a period of time might have certain advantages to you over a new policy. On the other hand, the proposed Policy may offer new features which are more important to you.

    It is in your best interest to have adequate information before a decision to replace your present life insurance coverage becomes final so that you may understand the basic features of both the proposed Policy and your existing coverage.

    If you are replacing an annuity contract, it is important for you to understand the fundamental differences between annuities and life insurance and how they are treated differently under the tax laws.

    In all cases, it is important to know if the replacement will result in current tax liability.

    This Prospectus is valid only if accompanied by or preceded by current prospectuses for the Funds. This Prospectus and the prospectuses for the Funds should be read and retained for future reference.

    THE POLICIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION OR CREDIT UNION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY. INVESTMENTS IN THE POLICIES ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE FLUCTUATION OF POLICY VALUES AND THE POSSIBLE LOSS OF PRINCIPAL INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC") NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

Heading                                                    Page
---------------------------------------------------------------

VARIABLE LIFE INSURANCE POLICY ...........................    1
TABLE OF CONTENTS ........................................    2
SPECIAL TERMS ............................................    4
SUMMARY...................................................    5
PERFORMANCE HISTORY.......................................    6
PHOENIX AND THE VUL ACCOUNT ..............................    7
   Phoenix ...............................................    7
   The VUL Account .......................................    8
   The GIA................................................    8
THE POLICY ...............................................    8
   Introduction ..........................................    8
   Eligible Purchasers ...................................    8
   Flexible Premiums .....................................    8
   Allocation of Premium and Policy Value ................    9
   Right to Cancel Period ................................    9
   Temporary Insurance Coverage ..........................    9
   Transfer of Policy Value ..............................    9
   Determination of Subaccount Values ....................   10
   Death Benefit .........................................   11
   Surrenders ............................................   11
   Policy Loans ..........................................   12
   Lapse .................................................   12
   Additional Insurance Options ..........................   13
   Additional Rider Benefits .............................   13
INVESTMENTS OF THE VUL ACCOUNT ...........................   13
   Participating Mutual Funds ............................   13
   Investment Advisers....................................   14
   Services of the Advisers...............................   15
   Reinvestment and Redemption ...........................   15
   Substitution of Investments ...........................   15
CHARGES AND DEDUCTIONS ...................................   15
   Premium Sales Charge...................................   16
   Monthly Deduction .....................................   16
   Premium Taxes .........................................   16
   Federal Tax Charge.....................................   17
   Mortality and Expense Risk Charge .....................   17
   Investment Management Charge ..........................   17
   Other Charges .........................................   17
GENERAL PROVISIONS .......................................   18
   Postponement of Payments ..............................   18
   The Contract ..........................................   18
   Suicide ...............................................   18
   Incontestability ......................................   18
   Change of Owner or Beneficiary ........................   18
   Assignment ............................................   18
   Misstatement of Age or Sex ............................   18
   Surplus ...............................................   18
PAYMENT OF PROCEEDS ......................................   18
   Surrender and Death Benefit Proceeds ..................   18
   Payment Options .......................................   18
FEDERAL TAX CONSIDERATIONS ...............................   19
   Introduction ..........................................   19
   Phoenix's Tax Status ..................................   19
   Policy Benefits .......................................   19
   Business-Owned Policies................................   20
   Modified Endowment Contracts ..........................   20
   Limitations on Unreasonable Mortality
      and Expense Charges ................................   21
   Qualified Plans .......................................   21
   Diversification Standards .............................   21
   Change of Ownership or Insured or Assignment ..........   21
   Other Taxes ...........................................   21
VOTING RIGHTS ............................................   21
   The Funds .............................................   21
   Phoenix ...............................................   22
THE DIRECTORS AND EXECUTIVE OFFICERS OF PHOENIX ..........   22
SAFEKEEPING OF THE VUL ACCOUNT'S ASSETS ..................   23
SALES OF POLICIES ........................................   23
STATE REGULATION .........................................   23
REPORTS ..................................................   23
LEGAL PROCEEDINGS ........................................   23
LEGAL MATTERS ............................................   23
REGISTRATION STATEMENT ...................................   24

YEAR 2000 ISSUE...........................................   24

FINANCIAL STATEMENTS .....................................   24
APPENDIX A ...............................................   67
APPENDIX B ...............................................   68

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESPERSON OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

SPECIAL TERMS
--------------------------------------------------------------------------------
    As used in this Prospectus, the following terms have the indicated meanings:

ATTAINED AGE: The age of the Insured on the birthday nearest the most recent Policy Anniversary.

BENEFICIARY: The person or persons specified by the Policyowner as entitled to receive the death benefits under a Policy.

CASH SURRENDER VALUE: The Policy Value less any surrender charge that would apply on the date of surrender and less any Debt.

DEATH BENEFIT GUARANTEE: An additional benefit rider available with the Policy that guarantees a death benefit equal to the initial Face Amount or the Face Amount as later increased or decreased, provided that Minimum Required Premiums are paid. See "Additional Rider Benefits."

DEBT: Outstanding loans against a Policy, plus accrued interest on any outstanding loans.

FACE AMOUNT: The initial amount of insurance coverage.

FUND(S): The Phoenix Edge Series Fund and Wanger Advisors Trust.

GENERAL ACCOUNT: The general asset account of Phoenix.

GIA (GUARANTEED INTEREST ACCOUNT): An allocation option under which amounts deposited are guaranteed to earn a fixed rate of interest. Excess interest also may be credited, in the sole discretion of Phoenix.

IN FORCE: Conditions under which the coverage under a Policy is in effect and the Insureds' lives remain insured.

INSUREDS: The two persons on whose lives the Policy is issued.

ISSUE PREMIUM: The premium payment made in connection with the issue of the Policy.

MONTHLY CALCULATION DAY: The first Monthly Calculation Day is the same day as the Policy Date. Subsequent Monthly Calculation Days are the same day of each month thereafter or, if such day does not fall within a given month, the last day of that month will be the Monthly Calculation Day.

NET ASSET VALUE: The worth of one share of a Series of a Fund at the end of a valuation period. Net Asset Value is computed by adding the value of all a Series' holdings plus other assets, minus liabilities and then dividing the result by the number of shares outstanding.

NON-TRANSFERABLE GENERAL ACCOUNT ("NTGA"): A part of the General Account. The cash value in the NTGA cannot decrease due to investment performance, but may decrease due to deductions for policy charges. Interest is credited to the NTGA at rates declared by Phoenix, but not less than 4%.

OWNER (POLICYOWNER, YOU, YOUR): The person(s) who purchase(s) a Policy.

PAYMENT DATE: The Valuation Date on which a premium payment or loan repayment is received at Phoenix, unless it is received after the close of the New York Stock Exchange ("NYSE"), in which case it will be the next Valuation Date.

PLANNED ANNUAL PREMIUM: The premium amount that the Policyowner agrees to pay each Policy Year. It must be at least equal to the minimum premium required for the Face Amount of insurance selected and must be no greater than the maximum premium allowed for the Face Amount selected.

POLICY ANNIVERSARY: Each anniversary of the Policy Date.

POLICY DATE: The Policy Date as shown on the Schedule Page of the Policy. It is the date from which Policy Years and Policy Anniversaries are measured.

POLICY MONTH: The period from one Monthly Calculation Day up to, but not including, the next Monthly Calculation Day.

POLICY VALUE: The sum of a Policy's share in the values of each Subaccount of the VUL Account plus the Policy's share in the values of the GIA.

POLICY YEAR: The first Policy Year is the one-year period from the Policy Date up to, but not including, the first Policy Anniversary. Each succeeding Policy Year is the one-year period from the Policy Anniversary up to, but not including, the next Policy Anniversary.

PROPORTIONATE (PRO RATA): Amounts allocated to Subaccounts on a pro rata basis are allocated by increasing (or decreasing) a Policy's share in the value of the affected Subaccounts and GIA so that such shares maintain the same ratio to each other before and after the allocation.

SERIES: A separate investment portfolio of the Fund.

SUBACCOUNTS: Accounts within the VUL Account to which non-loaned assets under a Policy are allocated.

UNIT: A standard of measurement used in determining the value of a Policy. The value of a Unit for each Subaccount will reflect the investment performance of that Subaccount and will vary in dollar amount.

VALUATION DATE: For any Subaccount, each date on which the net asset value of the Fund is determined.

VALUATION PERIOD: For any Subaccount, the period in days from the end of one Valuation Date through the next.

VPMO: The Variable Products Mail Operations division of Phoenix that receives and processes incoming mail for Variable Products Operations.

VPO: Variable Products Operations.

VUL ACCOUNT (ACCOUNT): Phoenix Home Life Variable Universal Life Account.

WE (OUR, US, COMPANY, PHOENIX): Phoenix Home Life Mutual Insurance Company, Hartford, Connecticut.

SUMMARY
--------------------------------------------------------------------------------
    The following summary of Prospectus information of the Policy should be read in conjunction with the detailed information appearing elsewhere in this Prospectus. (See "Table of Contents" and "Special Terms.")


INVESTMENT FEATURES
    FLEXIBLE PREMIUMS
    You select a payment plan but are not required to pay premiums according to the plan. You can vary the amount and frequency of your premium payments, within limits. Other than the Issue Premium, there are no scheduled or required premium payments. (However, under certain conditions, additional premiums may be required to keep a Policy In Force.) See "Flexible Premiums."

    ALLOCATION OF PREMIUMS AND POLICY VALUE
    After certain charges are deducted from your premium payment, the balance will be invested in one or more of the Subaccounts of the VUL Account and/or the GIA. The assets of the Subaccounts are used to purchase, at Net Asset Value, shares of a designated Fund. You also may change your allocation to the various investment options by changing your allocation percentages or by making transfers among the Subaccounts of the VUL Account and the GIA.

    IN GENERAL, YOU CAN MAKE ONLY ONE TRANSFER PER YEAR FROM THE GIA. THE AMOUNT THAT CAN BE TRANSFERRED OUT IS LIMITED TO THE GREATER OF $1,000 OR 25% OF THE POLICY VALUE IN THE GIA AS OF THE DATE OF THE TRANSFER. IF YOU ELECT THE SYSTEMATIC TRANSFER PROGRAM, APPROXIMATELY EQUAL AMOUNTS MAY BE TRANSFERRED OUT OF THE GIA. ALSO, THE TOTAL POLICY VALUE ALLOCATED TO THE GIA MAY BE TRANSFERRED OUT OF THE GIA TO ONE OR MORE OF THE SUBACCOUNTS OF THE VUL ACCOUNT OVER A CONSECUTIVE FOUR-YEAR PERIOD ACCORDING TO THE FOLLOWING SCHEDULE:

          YEAR ONE: 25%         YEAR TWO: 33%

          YEAR THREE: 50%       YEAR FOUR: 100%

    Transfers into the GIA and among the Subaccounts of the VUL Account may be made at any time. Transfers from the GIA are subject to the rules discussed in "Appendix A" and under "Transfer of Policy Value."

    The Policy Value allocated to the VUL Account is not guaranteed and will vary with the investment performance of the underlying Fund. The Policy Value allocated to the GIA will depend on deductions taken from the GIA and accumulate at rates we determine (4% minimum).

    REDEMPTIONS
    o Generally, loans may be taken against 90% of the Policy's Cash Surrender Value subject to certain conditions, at a net interest rate of 2%, declining to 1% after the first 10 Policy Years and .50% after Policy Year
      15. Loan interest accrues daily at a rate determined annually and is payable in arrears. See "Policy Loans."

    o Partial surrenders may be taken at any time, provided there is sufficient Cash Surrender Value remaining. An administrative transaction charge of the lesser of $25 or 2% of the partial surrender amount will apply.

    o You may fully surrender this Policy at any time for its Cash Surrender Value (Policy Value less any applicable surrender charge and any loan and accrued interest). See "Surrenders."


INSURANCE PROTECTION FEATURES
    DEATH BENEFITS
    o Both a fixed and variable benefit is available under the Policy. The fixed benefit is equal to the Policy's Face Amount (Option A), and the variable benefit equals the Face Amount plus the Policy Value (Option B).

    o After the first year, you may reduce the Face Amount, within limits. Generally, the minimum Face Amount is $250,000.

    o The death benefit is payable when the last surviving insured person dies while the Policy is in effect. See "Death Benefit."

    DEATH BENEFIT GUARANTEE
    You may elect a guaranteed death benefit. The amount of the guaranteed death benefit is equal to the initial Face Amount provided that certain minimum payments are paid. The Death Benefit Guarantee may not be available in some jurisdictions. You should check with your registered representative to determine if the minimum guaranteed death benefit is available in your state.

    DEATH BENEFIT AT ENDOWMENT
    After age 100 of the younger Insured, the death benefit equals the Policy Value, and no further monthly deductions will be made. This allows you to keep the Policy In Force until the second death (if desired).

    ADDITIONAL BENEFITS
    The following additional benefits are available by rider: Disability Benefit, Four Year Survivorship Term, Conditional Exchange Option and Policy Split Option. Rider availability is subject to state approval.


DEDUCTIONS AND CHARGES
    FROM PREMIUM PAYMENTS

    o A 2.25% charge will be imposed on premiums for state premium taxes and 1.50% assessed against premiums for federal taxes. See "Premium Taxes."

    o Premium sales charge in the first Policy Year is equal to 20% of premiums paid up to one target annual premium ("TAP") and 5% of premiums paid in excess of the TAP. The premium sales charge in Policy Years 2 through 10 is equal to 5% of premiums, declining to 0% after the 10th Policy Year. See "Deductions and Charges" for a detailed discussion, including an explanation of TAP.

    FROM POLICY VALUE
    o An issue expense charge of $600 is assessed in the first Policy Year only, payable in monthly installments of $50.

    o In Policy Years 1 through 10 only, a monthly administrative charge of $20 per month for policies with Face Amounts of less than or equal to $400,000; $0.50 per $1,000 for Face Amounts of $400,001 up to $1,600,000
      and $80 per month for Face Amounts greater than $1,600,000.

    o A monthly cost of insurance charge will be assessed and, where applicable, a monthly charge for any additional rider benefits.

    o A transaction charge may be imposed for partial withdrawals and certain transfers.

    o A surrender charge will apply if the Policy is surrendered within the first 10 Policy Years. See "Surrender Charge."

    o After the first 10 Policy Years there will be a monthly guaranteed minimum death benefit charge equal to $0.01 per $1,000 of Face Amount for Policies issued with a Guaranteed Death Benefit Rider.

    FROM THE VUL ACCOUNT
    A charge for certain mortality and expense risks of .80% annually for Policy Years 1 through 15 declining to .25% in Policy Year 16 and thereafter.

    FROM THE FUND
    The assets of the VUL Account are used to purchase, at Net Asset Value, shares of a designated underlying Fund. This Net Asset Value reflects investment management fees and other direct expenses. See "Investment Management Charge."


VARIATIONS
    Phoenix is subject to laws and regulations in every state in which the Policy is sold. As a result, the terms of the Policy may vary from state to state.


ADDITIONAL INFORMATION
    CANCELLATION RIGHT
    You have the right to examine the Policy. If you are not satisfied with it, you may cancel the Policy within 10 days (or longer in some states), after you receive the Policy, or 10 days after we mail or deliver a written notice telling you about your right to cancel or within 45 days of completing the application, whichever is latest. See "Right to Cancel Period."

    LAPSE
    The Policy will remain in effect so long as the Policy Value or Cash Surrender Value is sufficient to pay certain monthly charges imposed in connection with the Policy. You will be notified of an impending lapse situation and be given the opportunity to maintain the Policy In Force by paying the amount specified in the notice.

    TAX EFFECTS
    Generally, under current federal income tax law, death benefits are not subject to income tax and Policy Value earnings are not subject to income tax until there is a distribution from the Policy. Loans, partial surrenders or Policy termination may result in recognition of income for tax purposes.


PERFORMANCE HISTORY
--------------------------------------------------------------------------------
    From time to time, the VUL Account may include the performance history of any or all Subaccounts in advertisements, sales literature or reports. Performance information about each Subaccount is based on past performance only and is not an indication of future performance. THESE RATES OF RETURN ARE NOT AN ESTIMATE OR GUARANTEE OF FUTURE PERFORMANCE. THEY DO NOT ILLUSTRATE HOW ACTUAL PERFORMANCE WILL AFFECT THE BENEFITS UNDER A POLICY BECAUSE THEY DO NOT REFLECT COST OF INSURANCE, PREMIUM TAX CHARGES, PREMIUM SALES CHARGES AND SURRENDER CHARGES, IF APPLICABLE. FOR THIS INFORMATION SEE APPENDIX B "ILLUSTRATIONS OF DEATH BENEFITS, POLICY VALUES AND CASH SURRENDER VALUES." Performance information may be expressed as yield and effective yield of the Money Market Subaccount, as yield of the Multi-Sector Subaccount and as total return of any Subaccount. Current yield for the Money Market Subaccount will be based on the income earned by the Subaccount over a given seven-day period (less a hypothetical charge reflecting deductions for expenses taken during the period) and then annualized, i.e., the income earned in the period is assumed to be earned every seven days over a 52-week period and is stated in terms of an annual percentage return on the investment. Effective yield is calculated similarly but reflects the compounding effect of earnings on reinvested dividends. Yield and effective yield reflect the Mortality and Expense Risk charge on the VUL Account level.

    Yield calculations of the Money Market Subaccount used for illustration purposes are based on the consideration of a hypothetical participant's account having a balance of exactly one Unit at the beginning of a seven-day period, which period will end on the date of the most recent financial statements. The yield for the Subaccount during this seven-day period will be the change in the value of the hypothetical participant's account's original Unit. The following is an example of this yield calculation for the Money Market Subaccount based on a seven-day period ending December 31, 1997.

Example:

Assumptions:
Value of hypothetical pre-existing account with exactly one unit
   at the beginning of the period:...................................   1.434924
Value of the same account (excluding capital changes) at the
  end of the seven-day period:.......................................   1.435943
Calculation:
  Ending account value ..............................................   1.435943
  Less beginning account value ......................................   1.434924
  Net change in account value .......................................   0.001019
Base period return:
  (adjusted change/beginning account value) .........................   0.000710
Current yield = return x (365/7) = ..................................      3.70%
Effective yield = [(1 + return)(365/7)] - 1 = .......................      3.77%


    The current yield and effective yield information will fluctuate, and publication of yield information may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies, due to charges which will be deducted on the VUL Account level.

    For the Multi-Sector Subaccount, quotations of yield will be based on all investment income per unit earned during a given 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per unit on the last day of the period.

    When a Subaccount advertises its total return, it usually will be calculated for one year, five years, and ten years or since inception if the Subaccount has not been in existence for at least ten years. Total return is measured by comparing the value of a hypothetical $10,000 investment in the Subaccount at the beginning of the relevant period to the value of the investment at the end of the period, assuming the reinvestment of all distributions at net asset value and the deduction of the Mortality and Expense Risk, Issue Expense and Monthly Administrative Charges.

    For those Subaccounts within the VUL Account that have not been available for one of the quoted periods, the average annual total return quotations will show the investment performance such Subaccount would have achieved (reduced by the applicable charges) had it been available to invest in shares of the Fund for the period quoted.

    Below are quotations of average annual total return of Series of The Phoenix Edge Series Fund. POLICY CHARGES (INCLUDING COST OF INSURANCE, PREMIUM TAX CHARGES, PREMIUM SALES CHARGES AND SURRENDER CHARGES) ARE NOT REFLECTED.


            AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED 12/31/97
            ---------------------------------------------------------

                 COMMENCEMENT                                   SINCE
SUBACCOUNT           DATE       1 YEAR   5 YEARS   10 YEARS   INCEPTION
----------           ----       ------   -------   --------   ---------
Multi-Sector.....   1/1/83       9.98%    10.11%     9.88%      10.09%
Balanced.........   5/1/92      16.78%    10.19%      N/A       10.61%
Allocation.......   9/17/84     19.55%    10.27%    11.24%      12.23%
Growth...........   1/1/83      19.83%    15.70%    16.48%      17.53%
International....   5/1/90      10.99%    14.12%      N/A        8.08%
Money Market.....  10/10/82      3.77%     3.53%     4.73%       5.49%
Real Estate......   5/1/95      20.89%      N/A       N/A       26.41%
Theme............   1/29/96     15.87%      N/A       N/A       13.17%
Asia.............   9/17/96    (33.10%)     N/A       N/A      (26.83%)
Enhanced Index...    7/15/97      N/A       N/A       N/A        5.37%
U.S. Small Cap...   5/1/95      28.10%      N/A       N/A       33.50%
Int'l. Small Cap.   5/1/95     (2.48%)      N/A       N/A       22.32%


                              ANNUAL TOTAL RETURN*
                              --------------------

             MULTI-             ALLO-                  INTER-     MONEY
YEAR        SECTOR   BALANCED   CATION      GROWTH    NATIONAL    MARKET
----        ------   --------   ------      ------    --------    ------
1983....     5.16%     N/A         N/A      31.84%       N/A       7.51%
1984....    10.45%     N/A       (1.31%)     9.79%       N/A       9.34%
1985....    19.65%     N/A       26.33%     33.85%       N/A       7.17%
1986....    18.34%     N/A       14.77%     19.51%       N/A       5.66%
1987....     0.28%     N/A       11.66%      6.08%       N/A       5.67%
1988....     9.61%     N/A        1.53%      3.09%       N/A       6.60%
1989....     6.92%     N/A       18.53%     34.53%       N/A       8.03%
1990....     4.54%     N/A        5.15%      3.32%     (8.59%)     7.51%
1991....    18.66%     N/A       28.27%     41.60%     18.79%      5.14%
1992....     9.23%     9.06%      9.79%      9.41%     (13.52%)    2.75%
1993....    14.99%     7.75%     10.12%     18.75%     37.33%      2.06%
1994....    (6.21%)   (3.61%)    (2.19%)     0.66%     (0.73%)     3.01%
1995....    22.56%    22.37%     17.27%     29.85%      8.72%      4.86%
1996....    11.52%     9.68%      8.18%     11.69%     17.71%      4.19%
1997....    10.21%    17.00%     19.78%     20.06%     11.16%      3.98%


             REAL                             U.S.       INT'L.      ENHANCED
YEAR        ESTATE    THEME       ASIA     SMALL CAP    SMALL CAP     INDEX
----        ------    -----       ----     ---------    ---------     -----
1995....    17.19%      N/A        N/A       16.01%      33.96%        N/A
1996....    32.06%     9.55%     (0.06%)     45.64%      31.15%        N/A
1997....    21.12%    16.10%    (32.94%)     28.34%      (2.28%)      5.37%
       *Sales Charges have not been deducted from the Annual Total Return.

    Advertisements, sales literature and other communications may contain information about any Series' or Adviser's current investment strategies and management style. Current strategies and style may change to respond to a changing market and economic conditions. From time to time, the Series may discuss specific portfolio holdings or industries in such communications. To illustrate components of overall performance, the Series may separate their cumulative and average annual returns into income results and capital gains or losses; or cite separately, as a return figure, the equity or bond portion of a Series' portfolio; or compare a Series' equity or bond return figure to well-known indices of market performance including, but not limited to, the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"), Dow Jones Industrial Average, First Boston High Yield Index and Salomon Brothers Corporate and Government Bond Indices.

    The VUL Account may, from time to time, include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of Subaccounts having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, the Funds may compare a Series' performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week, Investor's Business Daily, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor's, The Outlook and Personal Investor. The Funds may, from time to time, illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return also may be used to compare the performance of a Series against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the S&P 500, Dow Jones Industrial Average, Europe Australia Far East Index (EAFE), Consumers Price Index, Shearson Lehman Corporate Index and Shearson Lehman T-Bond Index. The S&P 500 is a commonly quoted market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 common stocks relative to the base period 1940-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded over the counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns. The S&P 500 represents about 70-80% of the market value of all issues traded on the NYSE.

    The Funds' Annual Reports, available upon request and without charge, contain a discussion of the performance of the Funds and a comparison of that performance to a securities market index.


PHOENIX AND THE VUL ACCOUNT
--------------------------------------------------------------------------------
PHOENIX
    Phoenix is a mutual life insurance company originally chartered in Connecticut in 1851. It was redomiciled to New York in 1992. Its executive office is located at One American Row, Hartford, Connecticut 06115, and its main administrative office is located at 100 Bright Meadow Boulevard, Enfield, Connecticut 06083-1900. Its New York principal office is located at 10 Krey Boulevard, East Greenbush, New York 12144. Phoenix is the nation's 9th largest mutual life insurance company and has consolidated assets of $18.5 billion. Phoenix sells insurance policies and annuity contracts through its own field force of full time agents and through brokers. Its operations are conducted in all 50 states, the District of Columbia, Canada and Puerto Rico.


THE VUL ACCOUNT
    The VUL Account is a separate account of Phoenix formed on June 17, 1985 and governed under the laws of New York. It is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"), as amended, and it meets the definition of a "separate account" under the 1940 Act. Such registration does not involve supervision of the management of the VUL Account or Phoenix by the SEC.

    The VUL Account is divided into Subaccounts, each of which is available for allocation of Policy Value. If in the future Phoenix determines that marketing needs and investment conditions warrant, Phoenix may establish additional Subaccounts, which will be made available to existing Policyowners to the extent and on a basis determined by Phoenix. Each Subaccount will invest solely in shares of a corresponding series of a mutual fund, each Series having the specified investment objective set forth under "Investments of the VUL Account--Participating Mutual Funds."

    Phoenix does not guarantee the investment performance of the VUL Account or any of its Subaccounts. The Policy Value allocated to the VUL Account depends on the investment performance of the chosen Fund. Thus, the Policyowner bears the full investment risk for all monies invested in the VUL Account.

    The VUL Account is administered and accounted for as part of the general business of Phoenix, but the income, gains or losses of the VUL Account are credited to or charged against the assets held in the VUL Account, without regard to other income, gains or losses of any other business Phoenix may conduct. Under New York law, the assets of the VUL Account are not chargeable with liabilities arising out of any other business Phoenix may conduct. Nevertheless, all obligations arising under the Policy are general corporate obligations of Phoenix.


THE GIA
    The GIA is not part of the VUL Account. It is accounted for as part of the General Account. Phoenix reserves the right to limit cumulative deposits, including transfers, to the unloaned portion of the GIA to no more than $250,000 during any one-week period. Phoenix will credit interest daily on the amounts allocated under the Policy to the GIA. The credited rate will be uniform by class. The loaned portion of the GIA will be credited interest at an effective annual fixed rate of 2% (4% in New York). Interest on the unloaned portion of the GIA will be credited at an effective annual rate of not less than 4%.

    Biweekly, Phoenix sets the interest rate that will apply to any net premium or transferred amounts deposited to the unloaned portion of the GIA. That rate will remain in effect for such deposits for an initial guarantee period of one full year from the date of deposit. Upon expiration of the initial one-year guarantee period (and each subsequent one-year guarantee period thereafter), the rate to be applied to any deposits whose guarantee period has just ended shall be the same rate as is applied to new deposits allocated to the GIA at the time that the guarantee period expired. This rate will likewise remain in effect for a guarantee period of one full year from the date the new rate is applied.

    In general, you can make only one transfer per year from the GIA. The amount that can be transferred out is limited to the greater of $1,000 or 25% of the Policy Value in the GIA as of the date of the transfer. If you elect the Systematic Transfer Program, approximately equal amounts may be transferred out of the GIA. Also, the total Policy Value allocated to the GIA may be transferred out of the GIA to one or more of the Subaccounts of the VUL Account over a consecutive four-year period according to the following schedule:

          Year One: 25%          Year Two: 33%

          Year Three: 50%        Year Four: 100%

    Transfers into the GIA and among the Subaccounts of the VUL Account may be made at any time. Transfers from the GIA are subject to the rules discussed in "Appendix A" and "Transfer of Policy Value."


THE POLICY
--------------------------------------------------------------------------------
INTRODUCTION
    The Policy is a flexible premium variable life insurance policy issued on the lives of two Insureds. The Policy has a death benefit, Cash Surrender Value and loan privilege such as is associated with a traditional fixed benefit whole life policy. The Policy differs from a fixed benefit whole life policy, however, because the Policyowner specifies into which of several Subaccounts of the VUL Account or the GIA net premium is to be allocated. Each Subaccount of the VUL Account, in turn, invests its assets exclusively in a Series of the Funds. The Policy Value varies according to the investment performance of the Series to which Policy Value has been allocated.


ELIGIBLE PURCHASERS
    Any person between the ages of 18 and 85 is eligible to be insured under a newly purchased Policy after providing acceptable evidence of insurability. You can purchase a Policy to insure the lives of two other individuals, provided that you have an insurable interest in their lives, and the Insureds' consents. Such a Policy could be purchased on the lives of spouses, family members, business partners or other related groups.


FLEXIBLE PREMIUMS
    The Issue Premium required depends on a number of factors, such as the ages, sexes and rate class of the proposed Insureds, the desired Face Amount, any supplemental benefits and the planned premiums you propose to make. The minimum Issue Premium generally must be at least 1/6 of the Planned Annual Premium. Both Insureds must be alive when the Issue Premium is paid, and it is due on the Policy Date. After the Issue Premium is paid, although premiums are flexible, the amount and frequency of Planned Annual Premiums are as shown on the Schedule Page of the Policy. You determine the Planned Annual Premium (within limits set by us) when you apply for the Policy. The Issue Premium should be paid to your registered representative for forwarding to our Underwriting Department. Additional payments should be sent to VPMO.

    Any premium payments will be reduced by a 2.25% charge for state premium tax and also reduced by a federal tax charge of 1.50%. The Issue Premium also will be reduced by the issue expense charge on a pro rata basis in equal monthly installments over a 12-month period. Any unpaid balance of the issue expense charge will be paid to Phoenix upon Policy Lapse or termination.

    Premium payments received during a grace period also will be reduced by the amount needed to cover any monthly deductions during the grace period. The remainder will be applied on the Payment Date to the various Subaccounts of the VUL Account or to the GIA, based on the premium allocation schedule elected in the application for the Policy or as later changed. See "Non-Systematic Transfers and Changes in Payment Allocations."

    The number of units credited to a Subaccount of the VUL Account will be determined by dividing the portion of the net premium applied to that Subaccount by the unit value of the Subaccount on the Payment Date.

    You may increase or decrease the Planned Annual Premium amount (within limits) or payment frequency at any time by written notice to VPMO. We reserve the right to limit increases to such maximums as may be established from time to time. Additional premium payments may be made at any time. Each premium payment must at least equal $25 or, if made during a grace period, the payment must equal the amount needed to prevent lapse of the Policy.

    The Policy contains a total premium limit as shown on the Schedule Page. This limit is applied to the sum of all premiums paid under the Policy. If the total premium limit is exceeded, the Policyowner will receive the excess, with interest at an annual rate of not less than 4%, not later than 60 days after the end of the Policy Year in which the limit was exceeded. The Policy Value then will be adjusted to reflect the refund. The amount to be taken from each Subaccount or the GIA will be allocated in the same manner as provided for monthly deductions unless you request otherwise in writing. The total premium limit may be exceeded if additional premium is needed to prevent lapse or if we determine that additional premium would be permitted by federal laws or regulations.

    You may authorize your bank to draw $25 or more monthly from your personal checking account to be allocated among the available Subaccounts or the GIA. The amount you choose automatically will be invested in accordance with your most recent allocation schedule on file at VPO.

    Policies sold to officers, directors and employees of Phoenix (and their spouses and children) will be credited with an amount equal to the first-year commission that would apply on the amount of premium contributed. This option also is available to career agents of Phoenix (and their spouses and children).


ALLOCATION OF PREMIUM AND POLICY VALUE
    We will generally allocate the Issue Premium less applicable charges to the VUL Account or to the GIA upon receipt of a completed application, in accordance with the allocation instructions in the application for the Policy. However, Policies issued in certain states, and Policies issued which are intended to replace existing insurance, are issued with a Temporary Money Market Allocation Amendment. Under this Amendment, we temporarily allocate the entire Issue Premium paid less applicable charges (along with any other premiums paid during the Right to Cancel Period) to the Money Market Subaccount of the VUL Account, and, at the expiration of the Right to Cancel Period, the Policy Value of the Money Market Subaccount is allocated among the Subaccounts of the VUL Account or to the GIA in accordance with your allocation instructions in the application for insurance.


RIGHT TO CANCEL PERIOD
    You may return a Policy by mailing or delivering it to us within 10 days after you receive it (or longer in some states); within 10 days after we mail or deliver a written notice of withdrawal right to you; or within 45 days after you sign the application for insurance, whichever occurs latest (the "Right to Cancel Period"). The returned Policy is treated as if we never issued the Policy and, except for Policies issued without a Temporary Money Market Allocation Amendment, we will return the sum of the following as of the date we receive the returned Policy: (i) the then current Policy Value less any unpaid loans and loan interest; plus (ii) any monthly deductions, partial surrender fees and other charges made under the Policy, including investment advisory fees or any Fund expenses deducted. The amount returned for Policies issued with the Amendment will equal any premiums paid less any unrepaid loans and loan interest, and less any partial surrender amounts paid.

    We reserve the right to disapprove an application for processing within seven days of our receipt of the completed application for insurance, in which event we will return the premium paid. Even after approval of the application for processing, we reserve the right to decline issuance of the Policy, in which event we will refund to you the same amount as would have been refunded under the Policy had it been issued but returned for refund during the Right to Cancel Period.


TEMPORARY INSURANCE COVERAGE
    On the date the application for a Policy is signed and submitted with the Issue Premium, we issue a Temporary Insurance Receipt in connection with the application. Under the Temporary Insurance Receipt, the insurance protection applied for (subject to the limits of liability and in accordance with the terms set forth in the Policy and in the Receipt) takes effect on the date of the application.


TRANSFER OF POLICY VALUE
    SYSTEMATIC TRANSFER PROGRAM
    You may elect to transfer funds automatically among the Subaccounts or the unloaned portion of the GIA on a monthly, quarterly, semi-annual or annual basis under the Systematic Transfer Program for Dollar Cost Averaging ("Systematic Transfer Program"). Under this Systematic Transfer Program, the minimum initial and subsequent transfer amounts are $25 monthly, $75 quarterly, $150 semi-annually or $300 annually. You must have an initial value of $1,000 in the GIA or the Subaccount that funds will be transferred from ("Sending Subaccount") and if the value in that Subaccount or the GIA drops below the elected transfer amount, the entire remaining balance will be transferred and no more systematic transfers will be processed. Funds may be transferred from only one Sending Subaccount or the GIA, but may be allocated to multiple Subaccounts ("Receiving Subaccounts"). Under the Systematic Transfer Program, you may make more than one transfer per Policy Year from the GIA, in approximately equal amounts over a minimum 18-month period.

    Only one Systematic Transfer Program can be active per Policy. After the completion of the Systematic Transfer Program, you can call VPO at 1-800-892-4885 to begin a new Systematic Transfer Program.

    All transfers under the Systematic Transfer Program will be executed on the basis of the respective values as of the first of the month following receipt of the transfer request. If the first of the month falls on a holiday or weekend, then the transfer will be processed on the next succeeding business day.

    NON-SYSTEMATIC TRANSFERS AND CHANGES IN PAYMENT ALLOCATIONS
    Transfers among available Subaccounts or the GIA and changes in premium payment allocations may be requested in writing or by calling 1-800-892-4885, between the hours of 8:30 a.m. and 4:00 p.m. Eastern Time. Written requests for transfers will be executed on the date the request is received at VPMO. Telephone transfers will be effective on the date the request is made except as noted below. Unless you elect in writing not to authorize telephone transfers or allocation changes, telephone transfer orders and allocation changes also will be accepted on your behalf from your registered representative. Phoenix and Phoenix Equity Planning Corporation ("PEPCO"), the national distributor for Phoenix, will employ reasonable procedures to confirm that telephone instructions are genuine. They will require verification of account information and will record telephone instructions on tape. All telephone transfers will be confirmed in writing to you. To the extent that procedures reasonably designed to prevent unauthorized transfers are not followed, Phoenix and PEPCO may be liable for following telephone instructions for transfers that prove to be fraudulent. However, you will bear the risk of loss resulting from instructions entered by an unauthorized third party that Phoenix and PEPCO reasonably believe to be genuine. These telephone transfer and allocation change privileges may be modified or terminated at any time and during times of extreme market volatility, may be difficult to exercise. In such cases, the Policyowner should submit a written request.

    Although currently there is no charge for transfers, in the future, we may charge a fee of $10 for each transfer after the first two transfers in a Policy Year.

    We reserve the right to permit transfers of less than $500 only if the entire balance in the Subaccount or the GIA is transferred or if the Systematic Transfer Program has been elected.

    We also reserve the right to prohibit a transfer to any Subaccount of the VUL Account where the resultant value of the Policy's share in that Subaccount immediately after the transfer would be less than $500. We further reserve the right to require that the entire balance of a Subaccount or the GIA be transferred if the share of the Policy in the value of that Subaccount would, immediately after the transfer, be less than $500.

    Unless we agree otherwise or the Systematic Transfer Program has been elected, you may make only one transfer per Policy Year from the unloaned portion of the GIA. The amount you may transfer cannot exceed the greater of $1,000 or 25% of the value of the Policy in the unloaned portion of the GIA at the time of the transfer. Also, the total Policy Value allocated to the unloaned portion of the GIA may be transferred out of the GIA to one or more of the Subaccounts over a consecutive four-year period according to the following schedule:

      Year One: 25%              Year Two: 33%

      Year Three: 50%            Year Four: 100%

    Non-systematic transfers from the unloaned portion of the GIA will be processed on the date of receipt by VPMO.


    Transfers into the GIA and among the Subaccounts of the VUL Account may be made at any time. We reserve the right to limit the number of Subaccounts you may elect to a total of 18 at any one time and/or over the life of the Policy unless required to be less to comply with changes in federal and/or state regulation, including tax, securities and insurance law.


    Because excessive trading can hurt Fund performance, Phoenix reserves the right to temporarily or permanently terminate exchange privileges or reject any specific order from anyone whose transactions seem to follow a timing pattern, including those who request more than one exchange out of a Subaccount within any 30-day period. Phoenix will not accept batched transfer instructions from registered representatives (acting under powers of attorney for multiple Policy Owners), unless the registered representative's broker-dealer firm and Phoenix have entered into a third party transfer service agreement.

    For policies issued with the Temporary Money Market Allocation Amendment, transfers may not be made until termination of the Right to Cancel Period.


DETERMINATION OF SUBACCOUNT VALUES
    The unit value of each Subaccount of the VUL Account was set by Phoenix on the first Valuation Date of each such Subaccount. The unit value of a Subaccount of the VUL Account on any other Valuation Date is determined by multiplying the unit value of that Subaccount on the just prior Valuation Date by the Net Investment Factor for that Subaccount for the then current Valuation Period. The unit value of each Subaccount of the VUL Account on a day other than a Valuation Date is the unit value on the next Valuation Date. Unit values are carried to six decimal places. The unit value of each Subaccount of the VUL Account on a Valuation Date is determined at the end of that day.

    The Net Investment Factor for each Subaccount of the VUL Account is determined by the investment performance of the assets held by the Subaccount during the Valuation Period. Each valuation will follow applicable law and accepted procedures. The Net Investment Factor is equal to item (D) below subtracted from the result of dividing the sum of items (A) and (B) by item (C).

    (A) The value of the assets in the Subaccount on the current Valuation Date, including accrued net investment income and realized and unrealized capital gains and losses, but excluding the net value of any transactions during the current Valuation Period.

    (B) The amount of any dividend (or, if applicable, any capital gain distribution) received by the Subaccount if the "ex-dividend" date for shares of the Fund occurs during the current Valuation Period.

    (C) The value of the assets in the Subaccount as of the just prior Valuation Date, including accrued net investment income and realized and unrealized capital gains and losses, and including the net value of all transactions during the Valuation Period ending on that date.

    (D) The sum of the following daily charges multiplied by the number of days in the current Valuation Period:

         1.  the mortality and expense risk charge; and

         2. the charge, if any, for taxes and reserves for taxes on investment income, and realized and unrealized capital gains.


DEATH BENEFIT
    GENERAL
    The death benefit under Option A equals the Policy's Face Amount on the date of the last surviving Insured's death or, if greater, the minimum death benefit on their date of death. Under Option B, the death benefit equals the Policy's Face Amount on the date of the last surviving Insured's death plus the Policy Value. Under either Option, the minimum death benefit is the Policy Value on the date of death of the last surviving Insured increased by the applicable percentage from the table contained in the Policy, based on the Insured's attained age at the beginning of the Policy Year in which the death occurs. If no option is elected, Option A will apply.

    GUARANTEED DEATH BENEFIT OPTION
    A Guaranteed Death Benefit Rider is available. Under this Policy rider, if you pay the required premium each year as specified in the rider, the death benefit selected will be guaranteed for a certain specified number of years, regardless of the investment performance of the Policy, and will equal either the initial Face Amount or the Face Amount as later changed by decreases. In order to keep this guaranteed death benefit In Force, there may be limitations on the amount of partial surrenders or decreases in Face Amount permitted.

    After the first 10 Policy Years, there will be a monthly guaranteed minimum death benefit charge equal to $0.01 per $1,000 of Face Amount for policies issued with a Guaranteed Death Benefit Rider.

    PARTIAL SURRENDER AND DECREASES IN FACE AMOUNT: EFFECT ON DEATH BENEFIT
    A partial surrender or a decrease in Face Amount generally decreases the death benefit. Upon a decrease in Face Amount or partial surrender, a partial surrender charge will be deducted from Policy Value based on the amount of the decrease or partial surrender. With a decrease in Face Amount, the death benefit under a Policy would be reduced on the next Monthly Calculation Day. With a partial surrender, the death benefit under a Policy would be reduced immediately. A decrease in the death benefit may have certain tax consequences. See "Federal Tax Considerations."

    REQUESTS FOR DECREASE IN FACE AMOUNT
    You may request a decrease in Face Amount at any time after the first Policy Year. Unless we agree otherwise, the decrease must at least equal $25,000 and the Face Amount remaining after the decrease must at least equal $250,000. All Face Amount decrease requests must be in writing and will be effective on the first Monthly Calculation Day following the date we approve the request. A partial surrender charge will be deducted from the Policy Value based on the amount of the decrease. The charge will equal the applicable surrender charge that would apply to a full surrender multiplied by a fraction (the decrease in Face Amount divided by the Face Amount of the Policy before the decrease).


SURRENDERS
    GENERAL
    At any time during the lifetime of the Insureds and while the Policy is In Force, you may partially or fully surrender the Policy by sending a written release and surrender in a form satisfactory to us to VPMO, along with the Policy if we so require. The amount available for surrender is the Cash Surrender Value at the end of the Valuation Period during which the surrender request is received at VPMO.

    Upon partial or full surrender, we generally will pay the amount surrendered to you within seven days after Phoenix receives the written request for the surrender. Under certain circumstances, the surrender payment may be postponed. See "General Provisions--Postponement of Payments." For the federal tax effects of partial and full surrenders, see "Federal Tax Considerations."

    FULL SURRENDERS
    If the Policy is being fully surrendered, the Policy itself must be returned to us at VPMO, along with the written release and surrender of all claims in a form satisfactory to us. You may elect to have the amount paid in a lump sum or under a payment option. See "Surrender Charge" and "Payment Options."

    PARTIAL SURRENDERS
    You may obtain a partial surrender of the Policy by requesting that part of the Policy's Cash Surrender Value be paid. You may do this at any time during the lifetime of the Insureds while the Policy is In Force with a written request to VPMO. We reserve the right to require that the Policy be returned before payment is made. A partial surrender will be effective on the date the written request is received or, if required, the date the Policy is received. Surrender proceeds may be applied under any of the payment options described under "Payment of Proceeds--Payment Options."

    Phoenix reserves the right not to allow partial surrenders of less than $500. In addition, if the share of the Policy Value in any Subaccount or in the GIA that would be reduced as a result of a partial surrender would, immediately after the partial surrender, be less than $500, we reserve the right to require that as part of any partial surrender, the entire remaining balance in that Subaccount or the GIA be surrendered.

    Upon a partial surrender, the Policy Value will be reduced by the sum of the following:

   (i) The Partial Surrender Amount Paid. This amount comes from a reduction in the Policy's share in the value of each Subaccount or the GIA based on the allocation requested at the time of the partial surrender. If no allocation request is made, the assessment to each Subaccount will be made in the same manner as that provided for monthly deductions.

  (ii) The Partial Surrender Fee. This fee is the lesser of $25 or 2% of the partial surrender amount paid. The assessment to each Subaccount or the GIA will be made in the same manner as provided for the partial surrender amount paid.

 (iii) A Partial Surrender Charge. This charge is equal to a pro rata portion of the applicable surrender charge that would apply to a full surrender, determined by multiplying the applicable surrender charge by a fraction (equal to the partial surrender amount payable divided by the result of subtracting the applicable surrender charge from the Policy Value). This amount is assessed against the Subaccount or the GIA in the same manner as provided for the partial surrender amount paid.

    The Cash Surrender Value will be reduced by the partial surrender amount paid plus the partial surrender fee. The Face Amount of the Policy also will be reduced by the same amount as the Policy Value is reduced as described above.


POLICY LOANS
    Generally, while the Policy is In Force, a loan may be obtained against the Policy up to the available loan value. The loan value on any day is 90% of the result of subtracting the then remaining surrender charge from the Policy Value. The available loan value is the loan value on the current day less any outstanding Debt.

    The amount of any loan will be added to the loaned portion of the GIA and subtracted from the Policy's share of the Subaccounts or the unloaned portion of the GIA, based on the allocation requested at the time of the loan. The total reduction will equal the amount added to the loaned portion of the GIA. Allocations generally must be expressed in terms of whole percentages. If no allocation request is made, the amount subtracted from the share of each Subaccount or the unloaned portion of the GIA will be determined in the same manner as provided for monthly deductions. Interest will be credited and the loaned portion of the GIA will increase at an effective annual rate of 2% (4% in New York only), compounded daily and payable in arrears. At the end of each Policy Year and at the time of any Debt repayment, interest credited to the loaned portion of the GIA will be transferred to the unloaned portion of the GIA.

    Debt may be repaid at any time during the lifetime of the Insureds while the Policy is In Force. Any Debt repayment received by us during a grace period will be reduced to cover any overdue monthly deductions and only the balance will be applied to reduce the Debt. Such balance, in excess of any outstanding accrued loan interest, will be applied to reduce the loaned portion of the GIA and will be transferred to the unloaned portion of the GIA to the extent that loaned amounts taken from the GIA have not been previously repaid. Otherwise, such balance will be allocated among the Subaccounts as you request upon repayment and, if no allocation request is made, according to the most recent premium allocation schedule on file.

    WHILE THERE IS OUTSTANDING DEBT ON THE POLICY, ANY PAYMENTS RECEIVED BY US FOR THE POLICY WILL BE APPLIED DIRECTLY TO REDUCE THE DEBT UNLESS SPECIFIED AS A PREMIUM PAYMENT BY YOU. Until the Debt is fully repaid, additional Debt repayments may be made at any time during the lifetime of the Insureds while the Policy is In Force.

    Failure to repay a policy loan or to pay loan interest will not terminate the Policy except as otherwise provided under the terms of the Policy concerning the grace period and lapse.

    The proceeds of Policy loans may be subject to federal income tax under certain circumstances. See "Federal Tax Considerations."

    In the future, Phoenix may not allow Policy loans of less than $500, unless such loan is used to pay a premium on another Phoenix policy.

    You will pay interest on the loan at an effective annual rate, compounded daily and payable in arrears. The loan interest rates in effect are as follows:


FOR POLICIES ISSUED IN ALL STATES EXCEPT NEW YORK
-------------------------------------------------
Policy Years 1-10:               4%
Policy Years 11-15:              3%
Policy Years 16 and thereafter:  2 1/2%


FOR POLICIES ISSUED IN NEW YORK ONLY
------------------------------------
Policy Years 1-10:               6%
Policy Years 11-15:              5%
Policy Years 16 and thereafter:  4 1/2%

    At the end of each Policy Year, any interest due on the Debt will be treated as a loan and will be offset by a transfer from your values to the value of the loaned portion of the GIA.

    A Policy loan, whether or not repaid, has a permanent effect on the Policy Value because the investment results of the Subaccounts or unloaned portion of the GIA will apply only to the amount remaining in the Subaccounts or the unloaned portion of the GIA. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the Subaccounts or the unloaned portion of the GIA earn more than the annual interest rate for funds held in the loaned portion of the GIA, Policy Value does not increase as rapidly as it would have had no loan been made. If the Subaccounts or the GIA earn less than the annual interest rate for funds held in the loaned portion of the GIA, Policy Value is greater than it would have been had no loan been made. A Policy loan, whether or not repaid, also has an effect on the Policy's Death Benefit due to any resulting differences in Cash Surrender Value.


LAPSE
    Unlike conventional life insurance policies, the payment of the Issue Premium, no matter how large, or the payment of additional premiums will not necessarily continue the Policy In Force to its Maturity Date.

    If on any Monthly Calculation Day during the first three Policy Years, the Policy Value is insufficient to cover the monthly deduction, a grace period of 61 days will be allowed for the payment of an amount equal to three times the monthly deduction. If on any Monthly Calculation Day during any subsequent Policy Year, the Cash Surrender Value (which has become positive) is less than the required monthly deduction, a grace period of 61 days will be allowed for the payment of an amount equal to three times the required monthly deduction. However, during the first five Policy Years or until the Cash

Surrender Value becomes positive for the first time, the Policy will not lapse as long as all premiums planned at issue have been paid.

    The Policy will continue In Force during any such grace period although, Subaccount transfers, loans, partial or full surrenders will not be permitted. Failure to pay the additional amount within the grace period will result in lapse of the Policy, but not before 30 days have elapsed since we mail written notice to you. If a premium payment for the additional amount is received by us during the grace period, any amount of premium over what is required to prevent lapse will be allocated among the Subaccounts of the VUL Account or to the GIA in accordance with the then current premium allocation schedule. In determining the amount of "excess" premium to be applied to the Subaccounts or the GIA, we will deduct the premium tax and the amount needed to cover any monthly deductions made during the grace period. If the last surviving Insured dies during the grace period, the death benefit will equal the amount of the death benefit immediately prior to the commencement of the grace period.


ADDITIONAL INSURANCE OPTIONS
    While the Policy is In Force you will have the option to purchase additional insurance on the same Insureds with the same guaranteed rates as the Policy without being assessed an issue expense charge. We will require evidence of insurability and charges will be adjusted for the Insured's new attained age and any change in risk classification.


ADDITIONAL RIDER BENEFITS
    A Policyowner may elect additional benefits under a Policy. These benefits are cancelable by the Policyowner at any time. A charge may be deducted monthly from the Policy Value for each additional rider benefit chosen. More details will be included in the form of a rider to the Policy if any of these benefits is chosen. The following benefits are currently available (if approved in your state). Additional riders may be available as described in the Policy.


o   DISABILITY BENEFIT RIDER
    This rider is available for one or both insureds. On disability of a covered insured before age 65, monthly deductions will be waived and an additional Specified Amount (if any) will be credited, as long as he/she remains disabled (but not more than the longer of one year or to age 65, if disability commenced after age 60).

    The rider terminates at the insured's attained age 65. However, benefits will continue to be paid for the covered insured's lifetime if the he or she has been continuously disabled under the terms of the rider from attained age 60 to age 65.


o   FOUR-YEAR SURVIVORSHIP TERM
    This rider provides a level death benefit on the second death within four years of policy issue. This rider is not convertible.

    The rider face amount will be 125% (subject to retention and reinsurance limits) of the base policy's initial face amount.


o   POLICY SPLIT OPTION RIDER
    This rider provides for the exchange of the policy into two single life policies with satisfactory evidence of insurability. At the time of the exchange, the Policy can be split by any percentage subject to minimum requirements of the single life policies.
There is no charge for this rider.


o   CONDITIONAL EXCHANGE OPTION RIDER
    This rider provides for the exchange of the Policy for two new single policies, without evidence of insurability, for either of the following events:

    1.    The divorce of the Insureds, or

    2.    Major change in the Federal Estate Tax Law.

    Both Insureds must be alive on the date of exchange and there must be insurable interest.


o   GUARANTEED DEATH BENEFIT RIDER
    This rider guarantees the face amount of coverage even if the Policy Value is insufficient to cover the monthly deduction.

    For the first 10 policy years, the monthly guarantee premium is 1/12 of the Target Annual Premium. For Policy year 11 and thereafter, the monthly guarantee premium is 1/12 of the Guideline Level Premium (as defined in Internal Revenue Code Section 7702).

    The rider will remain in effect if one of three conditions is met monthly. Otherwise, the rider will lapse and the underlying Policy will continue without the rider benefits or charges. The three conditions are:

    1. Total Cumulative Premium Test - the total premium paid less the sum of all surrender amounts is not less than the cumulative sum of all monthly guarantee premiums since policy issue.

    2. Tabular Account Value Test - the Policy's Cash Surrender Value is not less than the Policy's Tabular Account Value (as listed on Policy's schedule pages) on the Policy Anniversary on or immediately preceding the Monthly Calculation Day.

    3. Annual Premium Test - the total premium paid during the Policy Year, less surrenders, is not less than the sum of all monthly guarantee premiums applicable each month since the Policy Year began.


o   CONVERSION TO UNIVERSAL LIFE RIDER
    This rider permits the Policyowner to covert from a variable universal life policy to a fixed universal life policy by transferring all cash value to the Non-Transferable General Account ("NTGA"). The Policyowner may make this election on or after the 15th Policy Anniversary. There is no charge for this rider.


INVESTMENTS OF THE VUL ACCOUNT
--------------------------------------------------------------------------------
PARTICIPATING MUTUAL FUNDS

THE PHOENIX EDGE SERIES FUND
    Certain Subaccounts of the VUL Account invest in corresponding Series of The Phoenix Edge Series Fund. The Fund currently has the following Series available through the Policies:

    MONEY MARKET SERIES: The investment objective of the Money Market Series is to provide maximum current income consistent with capital preservation and liquidity.

    GROWTH SERIES: The investment objective of the Growth Series is to achieve intermediate and long-term growth of capital, with income as a secondary consideration.

    MULTI-SECTOR FIXED INCOME ("MULTI-SECTOR") SERIES: The investment objective of the Multi-Sector Series is to seek long-term total return by investing in a diversified portfolio of high yield (high risk) and high quality fixed income securities. For a discussion of the risks associated with investing in high yield bonds, please see the accompanying Fund prospectus.

    STRATEGIC ALLOCATION ("ALLOCATION") SERIES: The investment objective of the Allocation Series is to realize as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk (total rate of return consists of capital appreciation, current income, including dividends and interest, possible premiums and short-term gains from purchasing and selling options and financial futures).

    INTERNATIONAL SERIES: The investment objective of the International Series is to seek a high total return consistent with reasonable risk. The International Series intends to invest primarily in an internationally diversified portfolio of equity securities. It intends to reduce its risk by engaging in hedging transactions involving options, futures contracts and foreign currency transactions. The International Series provides a means for investors to invest a portion of their assets outside the United States.

    BALANCED SERIES: The investment objective of the Balanced Series is to seek reasonable income, long-term capital growth and conservation of capital. The Balanced Series intends to invest based on combined considerations of risk, income, capital enhancement and protection of capital value.

    REAL ESTATE SECURITIES ("REAL ESTATE") SERIES: The investment objective of the Real Estate Series is to seek capital appreciation and income with approximately equal emphasis. It intends under normal circumstances to invest in marketable securities of publicly traded real estate investment trusts (REITs) and companies that operate, develop, manage and/or invest in real estate located primarily in the United States.

    STRATEGIC THEME ("THEME") SERIES: The investment objective of the Theme Series is to seek long-term appreciation of capital by identifying securities benefiting from long-term trends present in the United States and abroad. The Theme Series intends to invest primarily in common stocks believed to have substantial potential for capital growth.

    ABERDEEN NEW ASIA ("ASIA") SERIES: The investment objective of the Asia Series is to seek long-term capital appreciation. The Asia Series will invest primarily in a diversified portfolio of equity securities of issuers organized and principally operating in Asia, excluding Japan.

    RESEARCH ENHANCED INDEX ("ENHANCED INDEX") SERIES: The investment objective of the Enhanced Index Series is to seek high total return by investing in a broadly diversified portfolio of equity securities of large and medium capitalization companies within market sectors reflected in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"). It is intended that this Series will invest in a portfolio of undervalued common stocks and other equity securities which appear to offer growth potential and an overall volatility of return similar to that of the S&P 500.

    ENGEMANN NIFTY FIFTY ("NIFTY FIFTY") SERIES: The investment objective of the Nifty Fifty Series is to seek long-term capital appreciation by investing in approximately 50 different securities which offer, in the opinion of the Adviser, the best potential for long term growth of capital. At least 75% of the Series' assets will be invested in common stocks of high quality growth companies. The remaining portion will be invested in common stocks of small corporations with rapidly growing earnings per share or common stocks believed to be undervalued.

    SENECA MID-CAP GROWTH ("SENECA MID-CAP") SERIES: The investment objective of the Seneca Mid-Cap Series is to seek capital appreciation primarily through investments in equity securities of companies that have the potential for above average market appreciation. The Series seeks to outperform the Standard & Poor's Mid-Cap 400 Index.

    PHOENIX GROWTH AND INCOME ("GROWTH & INCOME") SERIES: The investment objective of the Growth & Income Series is to seek dividend growth, current income and capital appreciation by investing in common stocks. The Series seeks to achieve its objective by selecting securities primarily from equity securities of the 1,000 largest companies traded in the United States, ranked by market capitalization.

    PHOENIX VALUE EQUITY ("VALUE") SERIES: The primary investment objective of the Value Series is long-term capital appreciation, with a secondary investment objective of current income. The Series seeks to achieve its objective by investing in a diversified portfolio of common stocks that meet certain quantitative standards that indicate above average financial soundness and intrinsic value relative to price.

    SCHAFER MID-CAP VALUE ("SCHAFER MID-CAP") SERIES: The primary investment objective of the Schafer Mid-Cap Series is to seek long-term capital appreciation, with current income as the secondary investment objective. The Series will invest in common stocks of established companies having a strong financial position and a low stock market valuation at the time of purchase which are believed to offer the possibility of increase in value.


INVESTMENT ADVISERS
    The investment adviser to all series except the Real Estate and Asia Series is Phoenix Investment Counsel, Inc. ("PIC"). Pursuant to subadvisory agreements with the Fund, PIC delegates certain investment decisions and research functions with respect to the following series to the subadviser indicated:

   Enhanced Index Series          J.P. Morgan Investment
                                  Management, Inc.

   Nifty Fifty Series             Roger Engemann &
                                  Associates, Inc. ("Engemann")

   Seneca Mid-Cap Series          Seneca Capital Management,
                                  LLC ("Seneca")

   Schafer Mid-Cap Series         Schafer Capital Management,
                                  Inc.

    The investment adviser to the Real Estate Series is Duff & Phelps Investment Management Co. ("DPIM").

    The investment adviser to the Asia Series is Phoenix-Aberdeen International Advisors LLC ("PAIA"). Pursuant to subadvisory agreements with the Fund, PAIA delegates certain investment decisions and research functions with respect to the Asia Series to PIC and Aberdeen Fund Managers, Inc.

    PIC, DPIM, Engemann and Seneca are indirect, less than wholly-owned subsidiaries of Phoenix Home Life. PAIA is jointly owned and managed by PM Holdings, Inc., a subsidiary of Phoenix Home Life, and Aberdeen Fund Managers, Inc.


WANGER ADVISORS TRUST
    Certain Subaccounts of the VUL Account invest in corresponding Series of the Wanger Advisors Trust. The investment adviser is Wanger Asset Management, L.P. The available Series and their fundamental objectives are as follows:

    WANGER U.S. SMALL CAP ("U.S. SMALL CAP") SERIES: The investment objective of the U.S. Small Cap Series is to provide long-term growth. The U.S. Small Cap Series will invest primarily in securities of U.S. companies with total common stock market capitalization of less than $1 billion.

    WANGER INTERNATIONAL SMALL CAP ("INTERNATIONAL SMALL CAP") SERIES: The investment objective of the International Small Cap Series is to provide long-term growth. The International Small Cap Series will invest primarily in securities of non-U.S. companies with total common stock market capitalization of less than $1 billion.

    Each Series will be subject to the market fluctuations and risks inherent in the ownership of any security and there can be no assurance that any Series' stated investment objective will be realized.

    In addition to being sold to the VUL Account, shares of the Funds also are sold to the Phoenix Home Life Variable Accumulation Account, a separate account utilized by Phoenix to receive and invest premiums paid under certain variable annuity contracts issued by Phoenix. Shares of the Fund also may be sold to other separate accounts of Phoenix or its affiliates or of other insurance companies.

    It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Fund(s) simultaneously. Although neither Phoenix nor the Fund(s) currently foresees any such disadvantages either to variable life insurance policyowners or to variable annuity contract owners, the Funds' Trustees intend to monitor events in order to identify any material conflicts between variable life insurance policyowners and variable annuity contract owners and to determine what action, if any, should be taken in response thereto. Material conflicts could result from, for example, (1) changes in state insurance laws,
(2) changes in federal income tax laws, (3) changes in the investment management of any portfolio of the Fund(s) or (4) differences in voting instructions between those given by variable life insurance policyowners and those given by variable annuity contract owners. Phoenix will, at its own expense, remedy such material conflict including, if necessary, segregating the assets underlying the variable life insurance policies and the variable annuity contracts and establishing a new registered investment company.


SERVICES OF THE ADVISERS
    The Advisers continuously furnish an investment program for each Series and manage the investment and reinvestment of the assets of each Series subject at all times to the authority and supervision of the Trustees. A detailed discussion of the investment advisers and subadvisers, and the investment advisory and subadvisory agreements, is contained in the accompanying prospectus for the Funds.


REINVESTMENT AND REDEMPTION
    All dividend distributions of the Fund are automatically reinvested in shares of the Fund at their net asset value on the date of distribution; all capital gains distributions of the Fund, if any, are likewise reinvested at the net asset value on the record date. Phoenix redeems Fund shares at their net asset value to the extent necessary to make payments under the Policy.


SUBSTITUTION OF INVESTMENTS
    Phoenix reserves the right, subject to compliance with the law as currently applicable or subsequently changed, to make additions to, deletions from or substitutions for the investments held by the VUL Account. In the future, Phoenix may establish additional Subaccounts within the VUL Account, each of which will invest in shares of a designated portfolio of the Fund with a specified investment objective. These portfolios will be established if, and when, in the sole discretion of Phoenix, marketing needs and investment conditions warrant, and will be made available under existing Policies to the extent and on a basis to be determined by Phoenix.

    If shares of any of the portfolios of the Fund should no longer be available for investment, or if in the judgment of Phoenix's management further investment in shares of any of the portfolios should become inappropriate in view of the objectives of the Policy, then Phoenix may substitute shares of another mutual fund for shares already purchased, or to be purchased in the future, under the Policy. No substitution of mutual fund shares held by the VUL Account may take place without prior approval of the SEC and prior notice to the Policyowner. In the event of a substitution, the Policyowner will be given the option of transferring the Policy Value of the Subaccount in which the substitution is to occur to another Subaccount.


CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------
    Charges are deducted in connection with the Policy to compensate Phoenix for: (1) incurring expenses in distributing the Policy; (2) issuing the Policy;
(3) premium and federal taxes incurred on premiums received; (4) providing the insurance benefits set forth in the Policy; and (5) assuming certain risks in connection with the Policy. The nature and amount of these charges are described more fully below.

    We may reduce or eliminate the following charges for Policies issued under group or sponsored arrangements: sales charge, issue expense charge, administrative charge and surrender charge. Generally, costs per Policy vary with the size of the group or sponsored arrangement, its stability as indicated by its term of existence and certain characteristics of its members, the purposes for which the Policies are purchased and other factors. The amount of reduction will be considered on a case-by-case basis and will reflect the reduced costs to Phoenix expected as a result of sales to a particular group or sponsored arrangement.

    1.   PREMIUM SALES CHARGE
    A charge is made to compensate Phoenix for the cost of selling the Policy. This cost includes registered representative's commissions, commission overrides, advertising, the printing of the Policy Prospectus and sales literature. The amount of the charge in any Policy Year cannot specifically be tied to sales expenses for that year. We expect to recover our total sales expenses over the period the Policy is In Force. To the extent that sales charges are insufficient to cover total sales expenses, these expenses may be recovered from other sources including gains from the charge for mortality and expense risks and other gains with respect to the Policies, or from our general assets.

    The sales charge is assessed according to the following schedule:

    Policy Year One:                20% of premiums paid up to the first TAP;

                                    5% of premiums in excess of the TAP

    Policy Years Two-Ten:           5% of premium

    Policy Years Eleven and over:   0% of premium

    The TAP is established at issue and is the greater of: (a) the level premium required to mature the Policy, calculated at an interest rate of 6.5% assuming current mortality and expenses; and (b) $1,200.

    2.   MONTHLY DEDUCTION
    A charge is deducted monthly from the Policy Value under a Policy ("monthly deduction") to pay: the cost of insurance provided under the Policy, the cost of any rider benefits provided, the issue expense charge and an administrative charge. The monthly deduction is deducted on each Monthly Calculation Day. It is allocated among Subaccounts of the VUL Account and the unloaned portion of the GIA based on the allocation schedule for monthly deductions specified by the applicant in the application for a Policy or as later changed by the Policyowner. In the event that the Policy's share in the value of a Subaccount or the unloaned portion of the GIA is insufficient to permit the withdrawal of the full monthly deduction, the remainder will be taken on a proportionate basis from the Policy's share of each of the other Subaccounts and the unloaned portion of the GIA. The number of units deducted will be determined by dividing the portion of the monthly deduction allocated to each Subaccount or to the unloaned portion of the GIA by the unit value on the Monthly Calculation Day. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself may vary in amount from month to month.

    (A) ISSUE EXPENSE CHARGE. An issue charge is assessed on a pro rata basis in equal monthly installments of $50 over a 12-month period to compensate Phoenix for underwriting and start-up expenses in connection with issuing a Policy. The issue expense charge is $600.

    (B) ADMINISTRATIVE CHARGE. A charge also is assessed to cover our variable administrative costs such as the preparation of billings, statements and mailings to Policyholders. The administrative charge is only assessed in Policy Years one through ten and varies by the Face Amount of the Policy as follows:

         $20 per month for Policies with Face Amounts of less than or equal to $400,000;

         $0.05 per $1,000 for Policies with Face Amounts of $400,001 up to $1,600,000; and

         $80 per month for Policies with Face Amounts of greater than $1,600,000

    (C) COST OF INSURANCE. In order to calculate the cost of insurance charge, Phoenix multiplies the applicable cost of insurance rate by the difference between the death benefit selected (death benefit Option A if no selection is made) and the Policy Value. Generally, cost of insurance rates are based on the sex, Attained Age and risk class of the Insureds. However, in certain states and for policies issued in conjunction with certain qualified plans, cost of insurance rates are not based on sex. The actual monthly cost of insurance rates are based on our expectations of future mortality experience. They will not, however, be greater than the guaranteed cost of insurance rates set forth in the Policy. These guaranteed maximum rates are equal to 100% of the 1980 Commissioners Standard Ordinary ("CSO") Mortality Table, with appropriate adjustment for the Insureds' risk classification. Any change in the cost of insurance rates will apply to all persons of the same sex, insurance age and risk class whose Policies have been In Force for the same length of time. The risk class of an Insured may affect the cost of insurance rate. Phoenix currently places Insureds into a standard risk class or a risk class involving a higher mortality risk, depending upon the health of the Insureds as determined by medical information that Phoenix requests. In an otherwise identical Policy, Insureds in the standard risk class will have a lower cost of insurance than those in the risk class with the higher mortality risk. The standard risk class also is divided into categories: smokers, nonsmokers and those who have never smoked. Non-smokers will generally incur a lower cost of insurance than similarly situated Insureds who smoke.

    3.   PREMIUM TAXES
    Various states and subdivisions impose a tax on premiums received by insurance companies. Premium taxes vary from state to state. Currently, the taxes imposed by states on premiums range from 0.75% to 4% of premiums paid. Moreover, certain municipalities in Louisiana, Kentucky and South Carolina also impose taxes on premiums paid, in addition to the state taxes imposed. The premium tax charge represents an amount we consider necessary to pay all premium taxes imposed by such states and any subdivisions thereof, and we do not expect to derive a profit from this charge. Policies will be assessed a tax charge equal to 2.25% of the premiums paid. These charges are deducted from the Issue Premium, and from each subsequent premium payment.

    4.  FEDERAL TAX CHARGE
    A charge equal to 1.50% of each premium will be deducted from each premium payment to cover the estimated cost to Phoenix of the federal income tax treatment of deferred acquisition costs.

    5.  MORTALITY AND EXPENSE RISK CHARGE
    We will deduct a daily charge from the VUL Account at an annual rate of 0.80% of the average daily net assets of the VUL Account to compensate for certain risks assumed in connection with the Policy. After the 15th Policy Year, a reduced annual rate of .25% will apply. This charge is not deducted from the GIA.

    The mortality risk assumed by Phoenix is that the Insureds may live for a shorter time than projected because of inaccuracies in that projecting process and, accordingly, that an aggregate amount of death benefits greater than that projected will be payable. The expense risk assumed is that expenses incurred in issuing the Policies may exceed the limits on administrative charges set in the Policies. If the expenses do not increase to an amount in excess of the limits, or if the mortality projecting process proves to be accurate, we may profit from this charge. We also assume risks with respect to other contingencies including the incidence of Policy loans, which may cause us to incur greater costs than anticipated when designing the Policies. To the extent we profit from this charge, we may use those profits for any proper purpose, including the payment of sales expenses or any other expenses that may exceed income in a given year.

    6.  INVESTMENT MANAGEMENT CHARGE
    As compensation for investment management services to the Funds, the Advisers are entitled to fees, payable monthly and based on an annual percentage of the average aggregate daily net asset values of each Series.

    These Fund charges and other expenses are described more fully in the accompanying Fund prospectuses.

    7.   OTHER CHARGES
    SURRENDER CHARGE
    During the first 10 Policy Years, there is a difference between the amount of Policy Value and the amount of Cash Surrender Value of the Policy. This difference is the surrender charge, consisting of a contingent deferred sales charge designed to recover expenses for the distribution of Policies that are terminated by surrender before distribution expenses have been recouped. These are contingent charges because they are paid only if the Policy is surrendered (or the Face Amount is reduced or the Policy lapses) during this period. They are deferred charges because they are not deducted from premiums.

   During the first 10 Policy Years, the full surrender charge as described below will apply if you either surrender the Policy for its Cash Surrender Value or let the Policy lapse. The applicable surrender charge in any Policy Month is the full surrender charge minus any surrender charges that have been previously paid as a result of a partial surrender or a decrease in Face Amount. There is no surrender charge after the 10th Policy Year. During the first 10 Policy Years, the maximum surrender charge that you can pay while you own the Policy is equal to the percentage amount shown in the Surrender Charge Table below.

                      SURRENDER CHARGE TABLE
                      ----------------------

          SURRENDER              SURRENDER              SURRENDER
POLICY     CHARGE      POLICY     CHARGE      POLICY     CHARGE
 MONTH    % OF TAP     MONTH     % OF TAP     MONTH     % OF TAP
 -----    --------     -----     --------     -----     --------
 1-70       100%        87          66%        104        32%
  71         98%        88          64%        105        30%
  72         96%        89          62%        106        28%
  73         94%        90          60%        107        26%
  74         92%        91          58%        108        24%
  75         90%        92          56%        109        22%
  76         88%        93          54%        110        20%
  77         86%        94          52%        111        18%
  78         84%        95          50%        112        16%
  79         82%        96          48%        113        14%
  80         80%        97          46%        114        12%
  81         78%        98          44%        115        10%
  82         76%        99          42%        116         8%
  83         74%       100          40%        117         6%
  84         72%       101          38%        118         4%
  85         70%       102          36%        119         2%
  86         68%       103          34%        120         0%

    PARTIAL SURRENDER FEE
    A fee equal to the lesser of $25 or 2% of the amount withdrawn from the Policy is deducted from the Policy Value upon a partial surrender of the Policy to recover the actual costs of processing the partial surrender request. The assessment to each Subaccount or to the GIA will be made in the same manner as provided for the partial surrender amount paid. That is, that the Policy's share in the value of each Subaccount or the GIA will be reduced based on the allocation made at the time of the partial surrender. If no allocation request is made, the assessment to each Subaccount and to the GIA will be made in the same manner as provided for monthly deductions.

    PARTIAL SURRENDER CHARGE
    A charge as described below is deducted from the Policy Value upon a partial surrender of the Policy. The charge is equal to a pro rata portion of the applicable surrender charge that would apply to a full surrender, determined by multiplying the applicable surrender charge by a fraction (equal to the partial surrender amount payable divided by the result of subtracting the applicable surrender charge from the Policy Value). This amount is assessed against the Subaccounts or the GIA in the same manner as provided for with respect to the partial surrender amount paid.

    A partial surrender charge also is deducted from Policy Value upon a decrease in Face Amount. The charge is equal to the applicable surrender charge multiplied by a fraction (equal to the decrease in Face Amount divided by the Face Amount of the Policy prior to the decrease).

    TAXES
    Currently no charge is made to the VUL Account for federal income taxes that may be attributable to the VUL Account. We may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the VUL Account also may be made.

GENERAL PROVISIONS
--------------------------------------------------------------------------------
POSTPONEMENT OF PAYMENTS
    GENERAL
    Payment of any amount upon complete or partial surrender, Policy loan or benefits payable at death (in excess of the initial Face Amount) or maturity may be postponed: (i) for up to six months from the date of the request, for any transactions dependent upon the value of the GIA; (ii) whenever the NYSE is closed other than for customary weekend and holiday closings or trading on the NYSE is restricted as determined by the SEC; or (iii) whenever an emergency exists, as determined by the SEC as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the VUL Account's net assets. Transfers also may be postponed under these circumstances.

    PAYMENT BY CHECK
    Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Policyowner's bank.


THE CONTRACT
    The Policy and attached copy of the application are the entire contract. Only statements in the application can be used to void the Policy. The statements are considered representations and not warranties. Only an executive officer of Phoenix can agree to change or waive any provisions of the Policy.


SUICIDE
    If either of the Insureds commits suicide within two years after the Policy's Date of Issue, the Policy will cease and become void. We will pay you the Policy Value adjusted by the addition of any monthly deductions and other fees and charges, minus any Debt owed to us under the Policy.


INCONTESTABILITY
    We cannot contest this Policy or any attached rider after it has been In Force during the Insureds' lifetimes for two years from the Policy Date.


CHANGE OF OWNER OR BENEFICIARY
    The Beneficiary, as named in the Policy application or subsequently changed, will receive the Policy benefits at the death of the last surviving Insured. If the named Beneficiary dies before the death of the last surviving Insured, the contingent Beneficiary, if named, becomes the Beneficiary. If no Beneficiary survives the last surviving Insured, the death benefit payable under the Policy will be paid to you or your estate.

    As long as the Policy is In Force, the Policyowner and the Beneficiary may be changed by written request, satisfactory to us. A change in Beneficiary will take effect as of the date the notice is signed, whether or not the last surviving Insured is living when the notice is received by us. We will not, however, be liable for any payment made or action taken before receipt of the notice.


ASSIGNMENT
    The Policy may be assigned. We will not be bound by the assignment until a written copy has been received and will not be liable with respect to any payment made prior to receipt. We assume no responsibility for determining whether an assignment is valid.


MISSTATEMENT OF AGE OR SEX
    If the age or sex of either of the Insureds has been misstated, the death benefit will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the correct age and sex of the Insureds.


SURPLUS
    You may share in divisible surplus of Phoenix to the extent determined annually by the Phoenix Board of Directors. However, it is not currently anticipated that the Board will authorize these payments since Policyowners will be participating directly in investment results.


PAYMENT OF PROCEEDS
--------------------------------------------------------------------------------
SURRENDER AND DEATH BENEFIT PROCEEDS
    Death benefit proceeds and the proceeds of full or partial surrenders will be processed at unit values next computed after we receive the request for surrender or due proof of death, provided such request is complete and in good order. Payment of surrender or death proceeds usually will be made in one lump sum within seven days, unless another payment option has been elected. Payment of the death proceeds, however, may be delayed if the claim for payment of the death proceeds needs to be investigated; e.g., to ensure payment of the proper amount to the proper payee. Any such delay will not be beyond that reasonably necessary to investigate such claims consistent with insurance practices customary in the life insurance industry. Under this Policy, the death proceeds will be paid upon the death of the last surviving Insured.

    You may elect a payment option for payment of the death proceeds to the Beneficiary. You may do this only before the second death. You may revoke or change a prior election, unless such right has been waived. The Beneficiary may make or change an election prior to payment of the death proceeds, unless you have made an election which does not permit such further election or changes by the Beneficiary.

    A written request in a form satisfactory to us is required to elect, change or revoke a payment option.

    The minimum amount of surrender or death proceeds that may be applied under any payment option is $1,000.

    If the Policy is assigned as collateral security, we will pay any amount due the assignee in one lump sum. Any remaining proceeds will remain under the option elected.


PAYMENT OPTIONS
    All or part of the surrender or death proceeds of a Policy may be applied under one or more of the following payment options or such other payment options or alternative versions of the options listed as we may choose to make available in the future.

    OPTION 1--LUMP SUM.
    Payment in one lump sum.

    OPTION 2--LEFT TO EARN INTEREST.
    A payment of interest during the payee's lifetime on the amount payable as a principal sum. Interest rates are guaranteed to be at least 3% per year.

    OPTION 3--PAYMENT FOR A SPECIFIC PERIOD.
    Equal installments are paid for a specified period of years whether the payee lives or dies. The first payment will be on the date of settlement. The assumed interest rate on the unpaid balance is guaranteed not to be less than 3% per year.

    OPTION 4--LIFE ANNUITY WITH SPECIFIED PERIOD CERTAIN.
    Equal installments are paid until the later of: (A) The death of the payee;
(B) The end of the period certain. The first payment will be on the date of settlement. The period certain must be chosen at the time this option is elected. The periods certain that may be chosen are as follows: (A) Ten years;
(B) Twenty years; (C) Until the installments paid refund the amount applied under this option; and if the payee is not living when the final payment falls due, that payment will be limited to the amount which needs to be added to the payments already made to equal the amount applied under this option. If, for the age of the payee, a period certain is chosen that is shorter than another period certain paying the same installment amount, Phoenix will deem the longer period certain as having been elected. Any life annuity provided under Option 4 is calculated using an interest rate guaranteed to be no less than 3 3/8% per year, except that any life annuity providing a period certain of 20 years or more is calculated using an interest rate guaranteed to be no less than 3 1/4% per year.

    OPTION 5--LIFE ANNUITY.
    Equal installments are paid only during the lifetime of the payee. The first payment will be on the date of settlement. Any life annuity as may be provided under Option 5 is calculated using an interest rate guaranteed to be no less than 3 1/2% per year.

    OPTION 6--PAYMENTS OF A SPECIFIED AMOUNT.
    Equal installments of a specified amount, out of the principal sum and interest on that sum, are paid until the principal sum remaining is less than the amount of the installment. When that happens, the principal sum remaining with accrued interest will be paid as a final payment. The first payment will be on the date of settlement. The payments will include interest on the principal sum remaining at a rate guaranteed to be at least equal 3% per year. This interest will be credited at the end of each year. If the amount of interest credited at the end of the year exceeds the income payments made in the last 12 months, that excess will be paid in one sum on the date credited.

    OPTION 7--JOINT SURVIVORSHIP ANNUITY WITH 10-YEAR PERIOD CERTAIN.
    The first payment will be on the date of settlement. Equal installments are paid until the latest of: (A) The end of the 10-year period certain; (B) The death of the Insured; (C) The death of the other named annuitant. The other annuitant must be named at the time this option is elected and cannot later be changed. The other annuitant must have an attained age of at least 40. Any joint survivorship annuity as may be provided under this option is calculated using an interest rate guaranteed to be no less than 3 3/8% per year.

    For additional information concerning the above payment options, see the Policy.


FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------
INTRODUCTION
    The ultimate effect of federal income taxes on values under the VUL Account and on the economic benefit to you or your Beneficiary depends on Phoenix's tax status and upon the tax status of the individual concerned. The discussion contained herein is general in nature and is not intended as tax advice. For complete information on federal and state tax considerations, a qualified tax adviser should be consulted. No attempt is made to consider any estate and inheritance taxes, or any state, local or other tax laws. Because the discussion herein is based upon our understanding of federal income tax laws as they are currently interpreted, we cannot guarantee the tax status of any Policy. No representation is made regarding the likelihood of continuation of current federal income tax laws, Treasury regulations or of the current interpretations by the Internal Revenue Service (the "IRS"). We reserve the right to make changes to the Policy in order to assure that it will continue to qualify as a life insurance contract for federal income tax purposes.


PHOENIX'S TAX STATUS
    Phoenix is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). For federal income tax purposes, neither the VUL Account nor the GIA is a separate entity from Phoenix and their operations form a part of Phoenix.

    Investment income and realized capital gains on the assets of the VUL Account are reinvested and taken into account in determining the value of the VUL Account. Investment income of the VUL Account, including realized net capital gains, is not taxed to Phoenix. Due to Phoenix's tax status under current provisions of the Code, no charge currently will be made to the VUL Account for Phoenix's federal income taxes which may be attributable to the VUL Account. Phoenix reserves the right to make a deduction for taxes if the federal tax treatment of Phoenix is determined to be other than what Phoenix currently believes it to be, if changes are made affecting the tax treatment to Phoenix of variable life insurance contracts, or if changes occur in Phoenix's tax status. If imposed, such charge would be equal to the federal income taxes attributable to the investment results of the VUL Account.


POLICY BENEFITS
    DEATH BENEFIT PROCEEDS. The Policy, whether or not it is a modified endowment contract (see the discussion on modified endowment contracts below), should be treated as meeting the definition of a life insurance contract for federal income tax purposes, under Section 7702 of the Code. As such, the death benefit proceeds thereunder should be excludable from the gross income of the Beneficiary under Code Section 101(a)(1). Also, the Policyowner should not be deemed to be in constructive receipt of the cash value, including increments thereon. See, however, the sections below on possible taxation of amounts received under the Policy, via full surrender, partial surrender or loan.

    Code Section 7702 imposes certain conditions with respect to premiums received under a Policy. Phoenix intends to monitor the premiums to assure compliance with such conditions. However, in the event that the premium limitation is exceeded during the year, Phoenix may return the excess premium, with interest, to the Policyowner within 60 days after the end of the Policy Year, and maintain the qualification of the Policy as life insurance for federal income tax purposes.

    FULL SURRENDER. Upon full surrender of a Policy for its cash value, the excess, if any, of the cash value (unreduced by any outstanding indebtedness) over the premiums paid will be treated as ordinary income for federal income tax purposes. The full surrender of a Policy which is a modified endowment contract may result in the imposition of an additional 10% tax on any income received.

    PARTIAL SURRENDER. If the Policy is a modified endowment contract, partial surrenders are fully taxable to the extent of income in the Policy and are possibly subject to an additional 10% tax. See the discussion on modified endowment contracts below. If the Policy is not a modified endowment contract, partial surrenders still may be taxable, as follows. Code Section 7702(f)(7) provides that where a reduction in death benefits occurs during the first 15 years after a Policy is issued and there is a cash distribution associated with that reduction, the Policyowner may be taxed on all or a part of the amount distributed. A reduction in death benefits may result from a partial surrender. After 15 years, the proceeds will not be subject to tax, except to the extent such proceeds exceed the total amount of premiums paid but not previously recovered. Phoenix suggests you consult with your tax adviser in advance of a proposed decrease in death benefits or a partial surrender as to the portion, if any, which would be subject to tax, and in addition as to the impact such partial surrender might have under the new rules affecting modified endowment contracts.

    LOANS. Phoenix believes that any loan received under a Policy will be treated as indebtedness of the Policyowner. If the Policy is a modified endowment contract, loans are fully taxable to the extent of income in the Policy and are possibly subject to an additional 10% tax. See the discussion on modified endowment contracts below. If the Policy is not a modified endowment contract, Phoenix believes that no part of any loan under a Policy will constitute income to the Policyowner.

    The deductibility by the Policyowner of loan interest under a Policy may be limited under Code Section 264, depending on the circumstances. Any Policyowner intending to fund premium payments through borrowing should consult a tax adviser with respect to the tax consequences thereof. Under the "personal" interest limitation provisions of the Code, interest on Policy loans used for personal purposes is not tax deductible. Other rules may apply to allow all or part of the interest expense as a deduction if the loan proceeds are used for "trade or business" or "investment" purposes. See your tax adviser for further guidance.


BUSINESS-OWNED POLICIES
    If the Policy is owned by a business or a corporation, the Code may impose additional restrictions. The Code limits the interest deduction on business-owned Policy loans and may impose tax upon the inside build-up of corporate-owned life insurance policies through the corporate alternative minimum tax.


MODIFIED ENDOWMENT CONTRACTS
    GENERAL. Pursuant to Code Section 72(e), loans and other amounts received under modified endowment contracts will, in general, be taxed to the extent of accumulated income (generally, the excess of cash value over premiums paid). Policies are modified endowment contracts if they meet the definition of life insurance, but fail the 7-pay test. This test essentially provides that the cumulative premiums paid under the Policy at any time during the Policy's first seven years cannot exceed the sum of the net level premiums that would have been paid on or before that time had the Policy provided for paid-up future benefits after the payment of seven level annual premiums. In addition, a modified endowment contract includes any life insurance contract that is received in exchange for a modified endowment contract. Premiums paid during a Policy Year that are returned by Phoenix (with interest) within 60 days after the end of the Policy Year will not cause the Policy to fail the 7-pay test.

    REDUCTION IN BENEFITS DURING THE FIRST SEVEN YEARS. If there is a reduction in benefits during the first seven Policy Years, the premiums are redetermined for purposes of the 7-pay test as if the Policy originally had been issued at the reduced death benefit level and the new limitation is applied to the cumulative amount paid for each of the first seven Policy Years.

    DISTRIBUTIONS AFFECTED. If a Policy fails to meet the 7-pay test, it is considered a modified endowment contract only as to distributions in the year in which the death benefit reduction takes effect and all subsequent Policy Years. However, distributions made in anticipation of such failure (there is a presumption that distributions made within two years prior to such failure were "made in anticipation") also are considered distributions under a modified endowment contract. If the Policy satisfies the 7-pay test for seven years, distributions and loans generally will not be subject to the modified endowment contract rules.

    PENALTY TAX. Any amounts taxable under the modified endowment contract rule will be subject to an additional 10% excise tax, with certain exceptions. This additional tax will not apply in the case of distributions: (i) made on or after the taxpayer attains age 59 1/2; (ii) which are attributable to the taxpayer's disability (within the meaning of Code Section 72(m)(7)); or (iii) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or life expectancies) of the taxpayer and his Beneficiary.

    MATERIAL CHANGE RULES. Any determination of whether the Policy meets the 7-pay test will begin again any time the Policy undergoes a "material change," which includes any increase in death benefits or any increase in or addition of a qualified additional benefit, with the following two exceptions. First, if an increase is attributable to premiums paid "necessary to fund" the lowest death benefit and qualified additional benefits payable in the first seven Policy Years or to the crediting of interest or dividends with respect to these premiums, the "increase" does not constitute a material change. Second, to the extent provided in regulations, if the death benefit or qualified additional benefit increases as a result of a cost-of-living adjustment based on an established broad-based index specified in the Policy, this does not constitute a material change if (1) the cost-of-living determination period does not exceed the remaining premium payment period under the Policy, and (2) the cost-of-living increase is funded ratably over the remaining premium payment period of the Policy. A reduction in death benefits is not considered a material change unless accompanied by a reduction in premium payments.

    A material change may occur at any time during the life of the Policy (within the first seven years or thereafter), and future taxation of distributions or loans would depend upon whether the Policy satisfied the applicable 7-pay test from the time of the material change. An exchange of policies is considered to be a material change for all purposes.

    SERIAL PURCHASE OF MODIFIED ENDOWMENT CONTRACTS. All modified endowment contracts issued by the same insurer (or affiliated companies of the insurer) to the same Policyowner within the same calendar year will be treated as one modified endowment contract in determining the taxable portion of any loans or distributions made to the Policyowner. The Treasury has been given specific legislative authority to issue regulations to prevent the avoidance of the new distribution rules for modified endowment contracts. A qualified tax adviser should be consulted about the tax consequences of the purchase of more than one modified endowment contract within any calendar year.


LIMITATIONS ON UNREASONABLE MORTALITY AND EXPENSE CHARGES
    The Code imposes limitations on unreasonable mortality and expense charges for purposes of ensuring that a Policy qualifies as a life insurance contract for federal income tax purposes. The mortality charges taken into account to calculate permissible premium levels may not exceed those charges required to be used in determining the federal income tax reserve for the Policy, unless Treasury regulations prescribe a higher level of charge. In addition, the expense charges taken into account under the guideline premium test are required to be reasonable, as defined by the Treasury regulations. Phoenix intends to comply with the limitations in calculating the premium it is permitted to receive from you.


QUALIFIED PLANS
    A Policy may be used in conjunction with certain qualified plans. Since the rules governing such use are complex, you should not use the Policy in conjunction with a qualified plan until you have consulted a competent pension consultant or tax adviser.


DIVERSIFICATION STANDARDS
    To comply with the Diversification Regulations under Code Section 817(h), ("Diversification Regulations") each Series of the Funds is required to diversify its investments. The Diversification Regulations generally require that on the last day of each quarter of a calendar year no more than 55% of the value of a Series' assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. A "look-through" rule applies to treat a pro rata portion of each asset of a Series as an asset of the VUL Account; therefore, each Series of the Fund will be tested for compliance with the percentage limitations. For purposes of these diversification rules, all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality is treated as a separate issuer.

    The general diversification requirements are modified if any of the assets of the VUL Account are direct obligations of the United States Treasury. In this case, there is no limit on the investment that may be made in Treasury securities, and for purposes of determining whether assets other than Treasury securities are adequately diversified, the generally applicable percentage limitations are increased based on the value of the VUL Account's investment in Treasury securities. Notwithstanding this modification of the general diversification requirements, the portfolios of the Funds will be structured to comply with the general diversification standards because they serve as an investment vehicle for certain variable annuity contracts which must comply with these standards.

    In connection with the issuance of the Diversification Regulations, the Treasury announced that such regulations do not provide guidance concerning the extent to which you may direct your investments to particular divisions of a separate account. It is possible that a revenue ruling or other form of administrative pronouncement in this regard may be issued in the near future. It is not clear, at this time, what such a revenue ruling or other pronouncement will provide. It is possible that the Policy may need to be modified to comply with such future Treasury announcements. For these reasons, Phoenix reserves the right to modify the Policy, as necessary, to prevent you from being considered the owner of the assets of the VUL Account.

    Phoenix intends to comply with the Diversification Regulations to assure that the Policies continue to qualify as a life insurance contract for federal income tax purposes.


CHANGE OF OWNERSHIP OR INSURED OR ASSIGNMENT
    Changing the Policyowner, or one or both of the Insureds or an exchange or assignment of the Policy may have tax consequences depending on the circumstances. Code Section 1035 provides that a life insurance contract can be exchanged for another life insurance contract, without recognition of gain or loss, assuming that no money or other property is received in the exchange, and that the Policies relate to the same Insureds. If the surrendered Policy is subject to a policy loan, this may be treated as the receipt of money on the exchange. Phoenix recommends that any person contemplating such actions seek the advice of a qualified tax consultant.


OTHER TAXES
    Federal estate tax, state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policyowner or Beneficiary. We do not make any representations or guarantees regarding the tax consequences of any Policy with respect to these types of taxes.


VOTING RIGHTS
--------------------------------------------------------------------------------
THE FUNDS
    We will vote the Funds' shares held by the Subaccounts of the VUL Account at any regular and special meetings of shareholders of the Funds. To the extent required by law, such voting will be in accordance with instructions received from you. However, if the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the Funds' shares at our own discretion, we may elect to do so.

    The number of votes that you have the right to cast will be determined by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, fractional shares will be recognized.

    Funds shares held in a Subaccount for which no timely instructions are received, and Funds shares which are not otherwise attributable to Policyowners, will be voted by Phoenix in proportion to the voting instructions that are received with respect to all Policies participating in that Subaccount. Voting instructions to abstain on any item to be voted upon will be applied to reduce the votes eligible to be cast by Phoenix.

    You will receive proxy materials, reports and other materials relating to the Funds.

    We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of one or more of the portfolios of the Funds or to approve or disapprove an investment advisory contract for the Funds. In addition, Phoenix itself may disregard voting instructions in favor of changes initiated by a Policyowner in the investment policies or the Investment Adviser of the Funds if Phoenix reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we determine that the change would have an adverse effect on the General Account because the proposed investment policy for a Series may result in overly speculative or unsound investments. In the event Phoenix does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next periodic report to Policyowners.


PHOENIX
    You (or the payee entitled to payment under a payment option if a different person) will have the right to vote at annual meetings of all Phoenix policyholders for the election of members of the Board of Directors of Phoenix and on other corporate matters, if any, where a policyholder's vote is taken. At meetings of all of the Phoenix policyholders, you (or payee) may cast only one vote as the holder of a Policy, irrespective of Policy Value or the number of the Policies you hold.

THE DIRECTORS AND EXECUTIVE OFFICERS OF PHOENIX
--------------------------------------------------------------------------------
    Phoenix is managed by its Board of Directors, the members of which are elected by its Policyholders, including Owners of the Policies. See "Voting Rights."

    The following are the Directors and Executive Officers of Phoenix:

DIRECTORS                    PRINCIPAL OCCUPATION
---------                    --------------------
Sal H. Alfiero               Chairman and Chief Executive
                             Officer, Mark IV Industries,  Inc.
                             Amherst, New York

J. Carter Bacot              Chairman and Chief Executive
                             Officer, The Bank of New  York
                             New York, New York

Carol H. Baldi               President, Carol H. Baldi, Inc.
                             New York, New York

Peter C. Browning            President and Chief Operating
                             Officer, Sunoco Products Company
                             Hartsville, South Carolina

Arthur P. Byrne              Chairman, President and Chief
                             Executive Officer, The Wiremold
                             Company
                             West Hartford, Connecticut

Richard N. Cooper            Professor of International
                             Economics, Harvard University;
                             formerly Chairman, National
                             Intelligence Council, Central
                             Intelligence Agency
                             McLean, Virginia

Gordon J. Davis, Esq.        Partner, LeBoeuf, Lamb, Greene &
                             MacRae; formerly Partner, Lord,
                             Day & Lord, Barret Smith
                             New York, New York

Robert W. Fiondella          Chairman of the Board, President
                             and Chief Executive Officer,
                             Phoenix Home Life Mutual Insurance
                             Company
                             Hartford, Connecticut

Jerry J. Jasinowski          President, National Association of
                             Manufacturers
                             Washington, D.C.

John W. Johnstone            Chairman, President and Chief
                             Executive Officer, Olin
                             Corporation
                             Norwalk, Connecticut

Marilyn E. LaMarche          Limited Managing Director, Lazard
                             Freres & Company
                             New York, New York

Philip R. McLoughlin         Executive Vice President and Chief
                             Investment Officer, Phoenix Home
                             Life Mutual Insurance Company
                             Hartford, Connecticut

Indra K. Nooyi               Senior Vice President,
                             PepsiCo, Inc.
                             Purchase, New York

Charles J. Paydos            Executive Vice President, Phoenix
                             Home Life Mutual Insurance
                             Company
                             Hartford, Connecticut

Robert F. Vizza              President and Chief Executive
                             Officer, St. Francis Hospital
                             Roslyn, New York

Robert G. Wilson             Chief Executive Officer,
                             CreditSource USA, Inc., Charlotte, North Carolina;
                             formerly Chairman and President, Ziani
                             International Capital, Inc., Miami, Florida, Vice
                             Chairman, Carter Kaplan & Company, Richmond,
                             Virginia and Chairman and Chief Executive Officer,
                             Ecologic Waste Services, Inc., Miami, Florida

EXECUTIVE OFFICERS           PRINCIPAL OCCUPATION
------------------           --------------------

Robert W. Fiondella          Chairman of the Board, President
                             and Chief Executive Officer

Richard H. Booth             Executive Vice President,
                             Strategic Development; formerly
                             President, Traveler's Insurance
                             Company

Carl T. Chadburn             Executive Vice President
Philip R. McLoughlin         Executive Vice President and Chief
                             Investment Officer

Charles J. Paydos            Executive Vice President

David W. Searfoss            Executive Vice President and Chief
                             Financial Officer

Dona D. Young                Executive Vice President,
                             Individual Insurance and General
                             Counsel

Kelly J. Carlson             Senior Vice President,
                             Distribution Planning

Robert G. Chipkin            Senior Vice President and
                             Corporate Actuary

Martin J. Gavin              Senior Vice President

Randall C. Giangiulio        Senior Vice President, Group Sales

Joan E. Herman               Senior Vice President

Edward P. Hourihan           Senior Vice President, Information
                             Systems

Joseph E. Kelleher           Senior Vice President,
                             Underwriting and Operations

Robert G. Lautensack, Jr.    Senior Vice President,
                             Individual Financial

Maura L. Melley              Senior Vice President, Public Affairs

Scott C. Noble               Senior Vice President

Robert E. Primmer            Senior Vice President,
                             Individual Distribution

Frederick W. Sawyer, III     Senior Vice President

Richard C. Shaw              Senior Vice President

Simon Y. Tan                 Senior Vice President, Market and
                             Product Development

Anthony J. Zeppetella        Senior Vice President, Corporate
                             Portfolio Management

Walter H. Zultowski          Senior Vice President, Marketing
                             and Market Research; formerly
                             Senior Vice President, LIMRA
                             International,
                             Hartford, Connecticut

    The above positions reflect the last held position in the organization.


SAFEKEEPING OF THE VUL ACCOUNT'S ASSETS
--------------------------------------------------------------------------------
    The assets of the VUL Account are held by Phoenix. The assets of the VUL Account are kept physically segregated and held separate and apart from the General Account of Phoenix. Phoenix maintains records of all purchases and redemptions of shares of the Fund.


SALES OF POLICIES
--------------------------------------------------------------------------------

    Policies may be purchased from registered representatives of W.S. Griffith & Co., Inc. ("W.S. Griffith"), a corporation formed under the laws of the state of New York on August 7, 1970, licensed to sell Phoenix insurance policies as well as policies, annuity contracts and funds of companies affiliated with Phoenix. W.S. Griffith, an indirect subsidiary of Phoenix, is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 ("1934 Act") and is a member of the National Association of Securities Dealers, Inc. PEPCO serves as national distributor of the Policies. PEPCO is an indirect subsidiary of Phoenix Duff & Phelps Corporation ("PD&P"). Phoenix owns a majority interest in PD&P. Policies also may be purchased from other broker-dealers registered under the 1934 Act whose representatives are authorized by applicable law to sell Policies under terms of agreements provided by PEPCO. Sales commissions will be paid to registered representatives on purchase payments received by Phoenix under these Policies. Total sales commission of a maximum of 50% of premiums will be paid by Phoenix to PEPCO. To the extent that the sales charge under the Policies is less than the sales commissions paid with respect to the Policies, Phoenix will pay the shortfall from its General Account assets, which will include any profits it may derive under the Policies.

STATE REGULATION
--------------------------------------------------------------------------------
    Phoenix is subject to the provisions of the New York insurance laws applicable to mutual life insurance companies and to regulation and supervision by the New York Superintendent of Insurance. Phoenix also is subject to the applicable insurance laws of all the other states and jurisdictions in which it does an insurance business.

    State regulation of Phoenix includes certain limitations on the investments which it may make, including investments for the VUL Account and the GIA. It does not include, however, any supervision over the investment policies of the VUL Account.


REPORTS
--------------------------------------------------------------------------------
    All Policyowners will be furnished with those reports required by the 1940 Act and regulations promulgated thereunder, or under any other applicable law or regulation.


LEGAL PROCEEDINGS
--------------------------------------------------------------------------------
    The VUL Account is not engaged in any litigation. Phoenix is not involved in any litigation that would have a material adverse effect on the ability of Phoenix to meet its obligations under the Policies.


LEGAL MATTERS
--------------------------------------------------------------------------------
    The organization of Phoenix, its authority to issue variable life insurance Policies, and the validity of the Policy have been passed upon by Edwin L. Kerr, Counsel, Phoenix. Legal matters relating to the federal securities and income tax laws have been passed upon for Phoenix by Jorden Burt Boros Cicchetti Berenson & Johnson, LLP.

REGISTRATION STATEMENT
--------------------------------------------------------------------------------
    A Registration Statement has been filed with the SEC, under the Securities Act of 1933 ("1933 Act") as amended, with respect to the securities offered hereby. This Prospectus does not contain all the information set forth in the Registration Statement and amendments thereto and exhibits filed as a part thereof, to all of which reference is made for further information concerning the VUL Account, Phoenix and the Policy. Statements contained in this Prospectus as to the content of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.


YEAR 2000 ISSUE
--------------------------------------------------------------------------------
    Many existing computer programs use only two digits to identify the year in a date field. Commonly referred to as the "Year 2000 Issue," companies must consider the impact of the upcoming change in the century on their computer systems. The Year 2000 Issue, if not adequately addressed, could result in computer system failures or miscalculations causing disruptions of operations and the possible inability of companies to process transactions. Phoenix believes that the Year 2000 Issue is an important business priority requiring careful analysis of every business system in order to be assured that all information systems applications are century compliant.

    Phoenix has been addressing the Year 2000 Issue in earnest since 1995 when, with consultants, a comprehensive inventory and assessment of all business systems, including those of its subsidiaries, was conducted. Phoenix has identified and is now actively pursuing a number of strategies to address the issue, including:

     -- upgrading systems with compliant versions;

     -- developing or acquiring new systems to replace those that are obsolete;

     -- and remediating existing systems by converting code or hardware.

    Based on current assessments, Phoenix expects to have its computer systems compliant by the end of 1998, with testing to continue through 1999. In addition, Phoenix is examining the status of its third-party vendors, obtaining assurances that their software and hardware products will be century compliant by 1999.


FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
    The consolidated financial statements of Phoenix contained herein should be considered only as bearing upon Phoenix's ability to meet its obligations under the Policy, and they should not be considered as bearing on the investment performance of the VUL Account. The financial statements of the VUL Account are for the Subaccounts available as of the period ended December 31, 1997.

PHOENIX HOME LIFE MUTUAL
INSURANCE COMPANY

CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 1997

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
TABLE OF CONTENTS
--------------------------------------------------------------------------------



Report of Independent Accountants ............................................27

Consolidated Balance Sheet at December 31, 1997 and 1996 .....................28

Consolidated Statement of Income and Equity for the Years Ended
  December 31, 1997, 1996 and 1995 ...........................................29

Consolidated Statement of Cash Flows for the Years Ended
 December 31, 1997, 1996 and 1995 ............................................30

Notes to Consolidated Financial Statements ................................31-57

                              One Financial Plaza         Telephone 860 240 2000
                              Hartford, CT 06103


[LOGO] PRICE WATERHOUSE LLP                               [LOGO]





                        REPORT OF INDEPENDENT ACCOUNTANTS


February 11, 1998

To the Board of Directors
 and Policyholders of
 Phoenix Home Life Mutual Insurance Company

In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of income and equity and of cash flows present fairly, in all material respects, the financial position of Phoenix Home Life Mutual Insurance Company and its subsidiaries at December 31, 1997 and 1996, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1997, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.


/s/Price Waterhouse LLP

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
CONSOLIDATED BALANCE SHEET
--------------------------------------------------------------------------------

                                                                                            DECEMBER 31,
                                                                                    1997                1996
                                                                                           (IN THOUSANDS)
ASSETS
Investments:
Held-to-maturity debt securities, at amortized cost                         $         1,554,905  $        1,555,685
Available-for-sale debt securities, at fair value                                     5,659,061           4,895,393
Equity securities, at fair value                                                        373,388             235,351
Mortgage loans                                                                          927,501             947,076
Real estate                                                                             321,757             410,945
Policy loans                                                                          1,986,728           1,667,784
Other invested assets                                                                   262,675             218,119
Short-term investments                                                                1,078,276             164,967
                                                                              ------------------   -----------------
Total investments                                                                    12,164,291          10,095,320

Cash and cash equivalents                                                               159,307             172,895
Accrued investment income                                                               149,566             135,475
Deferred policy acquisition costs                                                     1,038,407             926,274
Premiums, accounts and notes receivable                                                  99,468              79,354
Reinsurance recoverables                                                                 66,649              46,251
Property and equipment, net                                                             156,190             137,231
Goodwill and other intangible assets, net                                               541,499             313,507
Other assets                                                                             61,087             134,589
Separate account assets                                                               4,082,255           3,412,152
                                                                              ------------------   -----------------
Total assets                                                                $        18,518,719  $       15,453,048
                                                                              ==================   =================

LIABILITIES
Policy liabilities and accruals                                             $        11,334,014  $        9,462,039
Securities sold subject to repurchase agreements                                        137,473
Other indebtedness                                                                      471,085             490,430
Deferred income taxes                                                                   143,821              61,934
Other liabilities                                                                       585,467             499,940
Separate account liabilities                                                          4,082,255           3,412,152
                                                                              ------------------   -----------------
Total liabilities                                                                    16,754,115          13,926,495

Contingent liabilities (Note 17)

MINORITY INTEREST IN NET ASSETS OF CONSOLIDATED SUBSIDIARIES                            136,514             129,084

POLICYHOLDERS' EQUITY                                                                 1,628,090           1,397,469
                                                                              ------------------   -----------------
Total liabilities and policyholders' equity                                 $        18,518,719  $       15,453,048
                                                                              ==================   =================


        The accompanying notes are an integral part of these statements.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
CONSOLIDATED STATEMENT OF INCOME AND EQUITY
--------------------------------------------------------------------------------

                                                                                           YEAR ENDED DECEMBER 31,
                                                                                  1997               1996              1995
                                                                                                (IN THOUSANDS)
REVENUES
Premiums                                                             $       1,640,606  $       1,518,822  $      1,456,875
Insurance and investment product fees                                          468,030            421,058           324,459
Net investment income                                                          736,874            689,890           662,468
Net realized investment gains                                                  142,770             95,265            74,738
                                                                       ---------------    ---------------    --------------
 Total revenues                                                              2,988,280          2,725,035         2,518,540
                                                                       ---------------    ---------------    --------------

BENEFITS, LOSSES AND EXPENSES
Policy benefits, claims, losses and loss
 adjustment expenses                                                         1,633,633          1,529,573         1,471,030
Policyholder dividends                                                         343,725            311,739           289,469
Policy acquisition expenses                                                    248,726            242,363           221,339
Other operating expenses                                                       531,597            452,399           419,231
                                                                       ---------------    ---------------    --------------
  Total benefits, losses and expenses                                        2,757,681          2,536,074         2,401,069
                                                                       ---------------    ---------------    --------------

OPERATING INCOME                                                               230,599            188,961           117,471

NON-OPERATING INCOME
Gain on merger transactions                                                                                          40,580
                                                                       ---------------    ---------------    --------------

INCOME BEFORE INCOME TAXES AND MINORITY INTEREST                               230,599            188,961           158,051

Income taxes                                                                    57,069             79,331            43,352
                                                                       ---------------    ---------------    --------------

INCOME BEFORE MINORITY INTEREST                                                173,530            109,630           114,699

Minority interest in net income of consolidated subsidiaries                     8,882              8,902               950
                                                                       ---------------    ---------------    --------------

NET INCOME                                                                     164,648            100,728           113,749
Change in net unrealized investment gains, net of income taxes                  65,973             15,154            99,518
                                                                       ---------------    ---------------    --------------

INCREASE IN POLICYHOLDERS' EQUITY                                              230,621            115,882           213,267
POLICYHOLDERS' EQUITY, BEGINNING OF YEAR                                     1,397,469          1,281,587         1,068,320
                                                                       ---------------    ---------------    --------------

POLICYHOLDERS' EQUITY, END OF YEAR                                   $       1,628,090 $        1,397,469 $       1,281,587
                                                                       ===============    ===============    ==============




        The accompanying notes are an integral part of these statements.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
CONSOLIDATED STATEMENT OF CASH FLOWS
--------------------------------------------------------------------------------

                                                                                     YEAR ENDED DECEMBER 31,
                                                                         1997                 1996                1995
                                                                                         (IN THOUSANDS)
CASH FLOW FROM OPERATING ACTIVITIES
  Net income                                                      $        164,648 $             100,728  $         113,749

ADJUSTMENTS TO RECONCILE NET INCOME TO NET CASH
 PROVIDED BY OPERATIONS
  Net realized investment gains                                           (142,770)              (95,265)           (74,738)
  Net gain on mergers                                                                                               (40,580)
  Amortization and depreciation                                             90,565                64,870             58,912
  Deferred income taxes (benefit)                                            2,555                14,774            (16,236)
  (Increase) decrease in receivables                                       (49,172)                5,955            (30,130)
  Increase in deferred policy acquisition costs                            (48,860)              (61,985)           (26,370)
  Increase in policy liabilities and accruals                              512,476               559,724            537,919
  Increase (decrease) in other assets/other liabilities, net                44,269               (66,337)            95,880
  Other, net                                                                 5,832                  (652)             4,203
                                                                     --------------     -----------------     --------------
    Net cash provided by operating activities                              579,543               521,812            622,609
                                                                     --------------     -----------------     --------------

CASH FLOW FROM INVESTING ACTIVITIES
  Proceeds from maturities or repayments of
     available-for-sale debt securities                                  1,187,943             1,348,809          1,145,146
  Proceeds from maturities or repayments of
     held-to-maturity debt securities                                      217,302               118,596            143,773
  Proceeds from disposals of equity securities                              51,373               382,359            329,104
  Proceeds from mortgage loan maturities or repayments                     164,213               151,760            186,172
  Proceeds from sale of other invested assets                              218,874               127,440            148,546
  Purchase of available-for-sale debt securities                        (1,689,479)           (1,909,086)        (1,614,387)
  Purchase of held-to-maturity debt securities                            (225,722)             (385,321)          (247,354)
  Purchase of equity securities                                            (88,573)             (215,104)          (282,488)
  Purchase of subsidiaries                                                (246,400)
  Purchase of mortgage loans                                              (140,831)             (200,683)           (93,097)
  Purchase of other invested assets                                        (90,593)             (157,077)           (73,482)
  Change in short term investments, net                                     58,384               110,503           (166,445)
  Increase in policy loans                                                 (59,699)              (49,912)           (32,387)
  Capital expenditures                                                     (41,504)               (3,543)           (18,449)
  Other investing activities, net                                           (1,750)               (5,898)           (12,704)
                                                                     --------------     -----------------     --------------
    Net cash used for investing activities                                (686,462)             (687,157)          (588,052)
                                                                     --------------     -----------------     --------------

CASH FLOW FROM FINANCING ACTIVITIES
  Withdrawals of contractholder deposit funds,
     net of deposits and interest credited                                 (17,902)               (6,301)          (154,100)
  Proceeds from securities sold subject to
     repurchase agreements                                                 137,472
  Proceeds from borrowings                                                 215,359               226,082            177,922
  Repayment of borrowings                                                 (234,703)               (2,400)           (12,726)
  Dividends paid to minority shareholders                                   (6,895)               (6,245)           (31,215)
                                                                     --------------     -----------------     --------------
    Net cash provided by (used for) financing activities                    93,331               211,136            (20,119)
                                                                     --------------     -----------------     --------------

NET CHANGE IN CASH AND CASH EQUIVALENTS                                    (13,588)               45,791             14,438

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR                               172,895               127,104            112,666
                                                                     --------------     -----------------     --------------

CASH AND CASH EQUIVALENTS, END OF YEAR                            $        159,307  $            172,895  $         127,104
                                                                     ==============     =================     ==============

SUPPLEMENTAL CASH FLOW INFORMATION
    Income taxes paid, net                                        $         76,167  $             76,157  $          33,399
    Interest paid on indebtedness                                 $         32,300  $             19,214  $           8,100

        The accompanying notes are an integral part of these statements.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.   DESCRIPTION OF BUSINESS

     Phoenix Home Life Mutual Insurance Company (Phoenix) and its subsidiaries market a wide range of insurance and investment products and services including individual participating life insurance, variable life insurance, group life and health insurance, life and health reinsurance, annuities, investment advisory and mutual fund distribution services, insurance agency and brokerage operations, primarily based in the United States. These products and services are distributed among seven segments: Individual Insurance, Group Life and Health Insurance, Life Reinsurance, General Lines Brokerage, Securities Management, Real Estate Management and Other Operations. See Note 10 for segment information.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     PRINCIPLES OF CONSOLIDATION AND BASIS OF PRESENTATION

     The consolidated financial statements include the accounts of Phoenix and significant subsidiaries. Less than majority-owned entities in which Phoenix has at least a 20% interest or those where Phoenix has significant influence are reported on the equity basis.

     These consolidated financial statements have been prepared in accordance with generally accepted accounting principles (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates used in determining insurance and contractholder liabilities, related reinsurance recoverables, income taxes, contingencies and valuation allowances for investment assets are discussed throughout the Notes to Consolidated Financial Statements. Significant intercompany accounts and transactions have been eliminated. Certain reclassifications have been made to the 1996 and 1995 amounts to conform with the 1997 presentation.

     VALUATION OF INVESTMENTS

     Investments in debt securities include bonds, asset-backed securities including collateralized mortgage obligations and redeemable preferred stocks. Phoenix classifies its debt securities as either held-to-maturity or available-for-sale investments. Debt securities held-to-maturity consist of private placement bonds reported at amortized cost, net of impairments, that management intends and has the ability to hold until maturity. Debt securities available-for-sale are reported at fair value with unrealized gains or losses included in policyholders' equity and consist of public bonds and preferred stocks that management may not hold until maturity. Debt securities are considered impaired when a decline in value is considered to be other than temporary.

     Equity securities are reported at fair value based principally on their quoted market prices with unrealized gains or losses included in policyholders' equity. Equity securities are considered impaired when a decline in value is considered to be other than temporary.

     Mortgage loans on real estate are stated at unpaid principal balances, net of valuation reserves on impaired mortgages. A mortgage loan is considered to be impaired if management believes it is probable that Phoenix will be unable to collect all amounts of contractual interest and principal as scheduled in the loan agreement. An impaired mortgage loan's fair value is measured based on the present value of future cash flows discounted at the loan's observable market price or at the fair value of the collateral. If the fair value of a mortgage loan is less than the recorded investment in the loan, the difference is recorded as a valuation reserve.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     Real estate, all of which is held for sale, is carried at the lower of cost or current fair value less costs to sell. Fair value for real estate is determined taking into consideration one or more of the following factors: property valuation techniques utilizing discounted cash flows at the time of stabilization including capital expenditures and stabilization costs; sales of comparable properties; geographic location of the property and related market conditions; and disposition costs.

     Policy loans are generally carried at their unpaid principal balances and are collateralized by the cash values of the related policies.

     Short-term investments are carried at amortized cost, which approximates fair value.

     Other invested assets (primarily partnership interests) are carried at cost adjusted for Phoenix's equity in undistributed earnings or losses since acquisition, less allowances for other than temporary declines in value.

     Realized investment gains and losses, other than those related to separate accounts for which Phoenix does not bear the investment risk, are determined by the specific identification method and reported as a component of revenue. A realized investment loss is recorded when an investment valuation reserve is determined. Valuation reserves are netted against the asset categories to which they apply and changes in the valuation reserves are included in realized investment gains and losses. Unrealized investment gains and losses on debt securities and equity securities classified as available-for-sale are included as a separate component of policyholders' equity, net of deferred income taxes and deferred policy acquisition costs.

     FINANCIAL INSTRUMENTS

     In the normal course of business, Phoenix enters into transactions involving various types of financial instruments, including debt, investments such as debt securities, mortgage loans and equity securities, and off-balance sheet financial instruments such as investment and loan commitments, financial guarantees, and interest rate swaps. These instruments have credit risk and also may be subject to risk of loss due to interest rate and market fluctuations.

     CASH AND CASH EQUIVALENTS

     Cash and cash equivalents includes cash on hand and money market instruments.

     DEFERRED POLICY ACQUISITION COSTS

     The costs of acquiring new business, principally commissions, underwriting, distribution and policy issue expenses, all of which vary with and are primarily related to the production of revenues, are deferred. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition at the end of each accounting period.

     For individual participating life insurance business, deferred policy acquisition costs are amortized in proportion to historical and anticipated gross margins. Deviations from expected experience are reflected in earnings in the period such deviations occur.

     For universal life, limited pay and investment type contracts, deferred policy acquisition costs are amortized in proportion to total estimated gross profits over the expected average life of the contracts using estimated gross margins arising principally from investment, mortality and expense margins and surrender charges based on historical and anticipated experience, updated at the end of each accounting period.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     GOODWILL AND OTHER INTANGIBLE ASSETS

     Goodwill represents the excess of the cost of businesses acquired over the fair value of their net assets. These costs are amortized on a straight-line basis over periods, not exceeding 40 years, that correspond with the benefits expected to be derived from the acquisitions. Other intangible assets are amortized on a straight-line basis over the estimated lives of such assets. Management periodically reevaluates the propriety of the carrying value of goodwill and other intangible assets by comparing estimates of future undiscounted cash flows to the carrying value of assets. Assets are considered impaired if the carrying value exceeds the expected future undiscounted cash flows.

     SEPARATE ACCOUNTS

     Separate account assets and liabilities are funds maintained in accounts to meet specific investment objectives of contractholders who bear the investment risk. Investment income and investment gains and losses accrue directly to such contractholders. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of Phoenix. The assets and liabilities are carried at market value. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and the related liability increases are excluded from benefits and expenses. Amounts assessed to the contractholders for management services are included in revenues.

     POLICY LIABILITIES AND ACCRUALS

     Future policy benefits are liabilities for life, health and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. Policy liabilities for traditional life insurance are computed using the net level premium method on the basis of actuarial assumptions as to assumed rates of interest, mortality, morbidity and withdrawals. Liabilities for universal life include deposits received from customers and investment earnings on their fund balances, less administrative charges. Universal life fund balances are also assessed mortality charges.

     Liabilities for outstanding claims, losses and loss adjustment expenses are amounts estimated to cover incurred losses. These liabilities are based on individual case estimates for reported losses and estimates of unreported losses based on past experience.

     Unearned premiums relate primarily to individual participating life insurance as well as group life, accident and health insurance premiums. The premiums are reported as earned on a pro-rata basis over the contract period. The unexpired portion of these premiums is recorded as unearned premiums.

     PREMIUM AND FEE REVENUE AND RELATED EXPENSES

     Life insurance premiums, other than premiums for universal life and certain annuity contracts, are recorded as premium revenue on a pro-rata basis over each policy year. Benefits, losses and related expenses are matched with premiums over the related contract periods. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values. Related benefit expenses primarily consist of net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life products consist of net investment income and mortality, administration and surrender charges assessed against the fund values during the period. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     POLICYHOLDERS' DIVIDENDS

     Certain life insurance policies contain dividend payment provisions that enable the policyholder to participate in the earnings of Phoenix. The amount of policyholders' dividends to be paid is determined annually by Phoenix's board of directors. The aggregate amount of policyholders' dividends is related to the actual interest, mortality, morbidity and expense experience for the year and Phoenix's judgment as to the appropriate level of statutory surplus to be retained. At the end of the reporting period, Phoenix establishes a dividend liability for the pro-rata portion of the dividends payable on the next anniversary of each policy. Phoenix also establishes a liability for termination dividends.

     INCOME TAXES

     Phoenix and its eligible affiliated companies have elected to file a life/nonlife consolidated federal income tax return for the years ended December 31, 1997, 1996 and 1995. Entities included within the consolidated group are segregated into either a life insurance or non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions in the percentage of eligible non-life tax losses that can be applied to offset life company taxable income.

     Deferred income taxes result from temporary differences between the tax basis of assets and liabilities and their recorded amounts for financial reporting purposes. These differences result primarily from policy liabilities and accruals, policy acquisition expenses, investment impairment reserves, reserves for postretirement benefits and unrealized gains or losses on investments.

     As a mutual life insurance company, Phoenix is required to reduce its income tax deduction for policyholder dividends by the differential earnings amount, defined as the difference between the earnings rates of stock and mutual companies applied against an adjusted base of policyholders' surplus.

3.   SIGNIFICANT TRANSACTIONS

     CONFEDERATION LIFE

     On December 31, 1997, Phoenix acquired the individual life and single-premium deferred annuity business of the former Confederation Life Insurance Company. Confederation Life, a Canadian mutual life insurer, was placed in liquidation during August of 1994. The blocks of business acquired were part of Confederation Life's U.S. branch operations and were covered under the rehabilitation plan approved by a Michigan circuit court. Approximately 40,000 policies with annualized premium of $122.8 million were included in the acquisition under an assumption reinsurance contract. Pursuant to initiation of the contract and the closing on December 31, 1997, Phoenix recorded all balances reinsured using the purchase accounting method. The value of reserves and liabilities acquired totaled $1.4 billion and exceeded the assets received, principally cash and short-term investments. The difference of $141.3 million was recorded as deferred acquisition costs.

     PHOENIX DUFF & PHELPS CORPORATION

     On September 3, 1997, Phoenix Duff & Phelps acquired Pasadena Capital Corporation, the parent company of Roger Engemann & Associates, Inc. Pasadena Capital manages $6.3 billion in assets, primarily individual accounts.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     On July 17, 1997, Phoenix Duff & Phelps acquired a majority interest in GMG/Seneca Capital Management LLC, renamed Seneca Capital Management. Seneca Capital Management manages $4.2 billion in assets.

     Effective January 1, 1995, the money management businesses of Phoenix were completely transferred to Phoenix Securities Group, Inc. an indirect wholly-owned subsidiary. Phoenix Securities Group entered into contracts to manage the investments of the general and separate accounts of Phoenix. On November 1, 1995, Phoenix, through its subsidiary, PM Holdings, Inc., merged Phoenix Securities Group into Duff & Phelps Corporation, forming Phoenix Duff & Phelps Corporation. The transaction was accounted for as a reverse merger with the purchase accounting method applied to Duff & Phelps' assets and liabilities. The purchase price was $190.7 million and Phoenix Duff & Phelps recorded $93.1 million of goodwill, which is being amortized over forty years using the straight-line method. PM Holdings owns approximately 60% of the outstanding Phoenix Duff & Phelps common stock. In addition, PM Holdings owns 45% of Phoenix Duff & Phelps' series A convertible exchangeable preferred stock. PM Holdings recognized a non-operating, non-cash, tax free gain on this transaction of $36.9 million resulting from the realization of the appreciation of the stock exchanged which is included in the gain on merger transactions in the Consolidated Statement of Income and Equity.

     SURPLUS NOTES

     On November 25, 1996, Phoenix issued $175 million of surplus notes with a 6.95% interest rate scheduled to mature on December 1, 2006. There are no sinking fund provisions in the notes. The notes are classified as debt in the Consolidated Balance Sheet.

     The notes were issued in accordance with Section 1307 of the New York Insurance Law and, accordingly, interest and principal payments cannot be made without the approval of the New York Insurance Department.

     The notes were issued pursuant to Rule 144A under the Securities Act of 1933 underwritten by Bear, Stearns & Co. Inc., Chase Securities Inc. and Merrill Lynch & Co. and are administered by Bank of New York as registrar/paying agent.

     ABERDEEN ASSET MANAGEMENT PLC

     On March 25, 1996, Phoenix purchased common shares of Aberdeen Asset Management PLC, a Scottish asset management firm for $26.4 million. Phoenix transferred these shares to PM Holding in 1996. As of December 31, 1997, PM Holdings owned 10% of Aberdeen Asset Management's outstanding common stock. The investment is reported on the equity basis and classified as other invested assets in the Consolidated Balance Sheet.

     In addition, on April 15, 1996, Phoenix purchased a 7% convertible subordinated note issued by Aberdeen Asset Management for $37.5 million. The note, which matures on March 29, 2003, may be converted into shares which would be equivalent to approximately 11% of Aberdeen Asset Management's then outstanding common stock. The note is classified as equity securities in the Consolidated Balance Sheet.

     In the spring of 1996, Phoenix and Aberdeen Asset Management joined together to form Phoenix-Aberdeen International Advisors, LLC, an SEC registered investment advisor that, in conjunction with Phoenix Duff & Phelps and Aberdeen Asset Management, develops and markets investment products in the United States and the United Kingdom.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.   INVESTMENTS

     Information pertaining to Phoenix's investments, net investment income and realized and unrealized investment gains and losses follows:

     DEBT AND EQUITY SECURITIES

     The amortized cost and fair value of investments in debt and equity securities as of December 31, 1997 were as follows:

                                                                            GROSS               GROSS
                                                     AMORTIZED            UNREALIZED          UNREALIZED             FAIR
                                                       COST                 GAINS               LOSSES               VALUE
                                                                                  (IN THOUSANDS)
DEBT SECURITIES

HELD-TO-MATURITY:
State and political subdivision bonds          $           11,041     $            569  $               (8) $            11,602
Foreign government bonds                                    3,032                   15                (115)               2,932
Corporate securities                                    1,521,033              103,267              (2,042)           1,622,258
Mortgage-backed securities                                 19,799                  949                                   20,748
                                                  ----------------      ---------------     ---------------     ----------------

  Total                                                 1,554,905              104,800              (2,165)           1,657,540
                                                  ----------------      ---------------     ---------------     ----------------


AVAILABLE-FOR-SALE:
U.S. government and agency bonds                          501,190               25,020                (636)             525,574
State and political subdivision bonds                     474,123               32,896              (3,477)             503,542
Foreign government bonds                                  248,831               26,303              (5,992)             269,142
Corporate securities                                    1,384,503               97,943              (4,403)           1,478,043
Mortgage-backed securities                              2,786,278               99,785              (3,303)           2,882,760
                                                  ----------------      ---------------     ---------------     ----------------

  Total                                                 5,394,925              281,947             (17,811)           5,659,061
                                                  ----------------      ---------------     ---------------     ----------------

  TOTAL DEBT SECURITIES                        $        6,949,830  $           386,747  $          (19,976) $         7,316,601
                                                  ================      ===============     ===============     ================

EQUITY SECURITIES                              $          195,717  $           190,669  $          (12,998) $           373,388
                                                  ================      ===============     ===============     ================

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     The amortized cost and fair value of investments in debt and equity securities as of December 31, 1996 were as follows:

                                                                           GROSS                 GROSS
                                                 AMORTIZED               UNREALIZED            UNREALIZED                FAIR
                                                    COST                   GAINS                 LOSSES                 VALUE
                                                                                 (IN THOUSANDS)
DEBT SECURITIES

HELD-TO-MATURITY:
State and political subdivision bonds     $             11,685      $                5    $             (375)    $           11,315
Corporate securities                                 1,525,999                  61,692               (13,405)             1,574,286
Mortgage-backed securities                              18,001                   1,037                   (15)                19,023
                                              -----------------       -----------------     -----------------      -----------------

  Total                                              1,555,685                  62,734               (13,795)             1,604,624
                                              -----------------       -----------------     -----------------      -----------------


AVAILABLE-FOR-SALE:
U.S. government and agency bonds                       561,017                  13,970                (1,610)               573,377
State and political subdivision bonds                  406,679                  13,831                (1,154)               419,356
Foreign government bonds                               174,298                  31,441                (1,457)               204,282
Corporate securities                                 1,092,163                  70,432                (7,968)             1,154,627
Mortgage-backed securities                           2,509,232                  60,321               (25,802)             2,543,751
                                              -----------------       -----------------     -----------------      -----------------

  Total                                              4,743,389                 189,995               (37,991)             4,895,393
                                              -----------------       -----------------     -----------------      -----------------

  TOTAL DEBT SECURITIES                   $          6,299,074      $          252,729    $          (51,786)    $        6,500,017
                                              =================       =================     =================      =================

EQUITY SECURITIES                         $            137,907      $          100,258    $           (2,814)    $          235,351
                                              =================       =================     =================      =================

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     The amortized cost and fair value of debt securities, by contractual maturity, as of December 31, 1997 are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or Phoenix may have the right to put or sell the obligations back to the issuers.


                                                            HELD-TO-MATURITY                           AVAILABLE-FOR-SALE
                                                     AMORTIZED               FAIR               AMORTIZED               FAIR
                                                       COST                  VALUE                COST                  VALUE
                                                                                  (IN THOUSANDS)

Due in one year or less                         $         113,850     $         116,684  $            78,768  $             79,054
Due after one year through five years                     477,101               499,155              329,529               347,240
Due after five years through ten years                    625,518               670,597              651,878               683,747
Due after ten years                                       318,637               350,357            1,548,472             1,666,260
Mortgage-backed securities                                 19,799                20,747            2,786,278             2,882,760
                                                  ----------------      ----------------     ----------------      ----------------

Total                                           $       1,554,905     $       1,657,540  $         5,394,925  $          5,659,061
                                                  ================      ================     ================      ================


     Carrying values for investments in mortgage-backed securities, excluding U.S. government guaranteed investments, were as follows:


                                                     DECEMBER 31,
                                               1997               1996
                                                    (IN THOUSANDS)

Planned amortization class              $        554,425  $         618,953
Asset-backed                                     594,128            490,018
Mezzanine                                        328,539            322,812
Commercial                                       556,155            413,571
Sequential pay                                   680,397            552,512
Pass through                                     132,522            105,282
Other                                             56,393             58,604
                                           --------------     --------------

Total mortgage-backed securities        $      2,902,559  $       2,561,752
                                           ==============     ==============


     Phoenix had 30% and 37% at December 31, 1997 and 1996, respectively, in planned amortization class and mezzanine mortgage-backed securities which have reasonably predictable cash flows and a relatively high degree of prepayment protection.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     MORTGAGE LOANS AND REAL ESTATE

     Phoenix's mortgage loans and real estate are diversified by property type and location and, for mortgage loans, by borrower. Mortgage loans are collateralized by the related properties and are generally 75% of the properties' value at the time the original loan is made.

     Mortgage loans and real estate investments comprise the following property types and geographic regions:

                                          MORTGAGE LOANS                        REAL ESTATE
                                           DECEMBER 31,                         DECEMBER 31,
                                    1997               1996               1997               1996
                                          (IN THOUSANDS)                       (IN THOUSANDS)
PROPERTY TYPE:
Office buildings            $         246,500    $       251,526  $         180,743     $      246,644
Retail                                231,886            257,721            108,907            121,813
Apartment buildings                   303,990            241,286             20,560             26,286
Industrial buildings                  162,008            197,013             39,810             56,134
Other                                  18,917             47,929                238              7,577
Valuation allowances                  (35,800)           (48,399)           (28,501)           (47,509)
                               ---------------     --------------   ----------------      -------------
Total                       $         927,501    $       947,076  $         321,757     $      410,945
                               ===============     ==============   ================      =============

GEOGRAPHIC REGION:
Northeast                   $         222,975    $       260,146 $           92,513     $      103,761
Southeast                             257,376            261,957             85,781            110,746
North central                         189,163            158,902             63,751             86,070
South central                          79,092             57,507             58,954             85,532
West                                  214,695            256,963             49,259             72,345
Valuation allowances                  (35,800)           (48,399)           (28,501)           (47,509)
                               ---------------     --------------   ----------------      -------------
Total                       $         927,501    $       947,076  $         321,757     $      410,945
                               ===============     ==============   ================      =============


     At December 31, 1997, scheduled mortgage loan maturities were as follows:
     1998 - $151 million; 1999 - $88 million; 2000 - $97 million; 2001 - $92 million; 2002 - $41 million; and $494 million thereafter. Actual maturities will differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. Phoenix refinanced $8.6 million and $28.9 million of its mortgage loans during 1997 and 1996, respectively, based on terms which differed from those granted to new borrowers.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     INVESTMENT VALUATION ALLOWANCES

     Investment valuation allowances which have been deducted in arriving at investment carrying values as presented in the Consolidated Balance Sheet and changes thereto were as follows:


                          BALANCE AT                                                    BALANCE AT
                          JANUARY 1,        ADDITIONS               DEDUCTIONS         DECEMBER 31,
                                                       (IN THOUSANDS)
1997
Mortgage loans         $        48,399   $               6,731  $        (19,330) $              35,800
Real estate                     47,509                   4,201           (23,209)                28,501
                         --------------    --------------------   ---------------   --------------------
Total                  $        95,908   $              10,932  $        (42,539) $              64,301
                         ==============    ====================   ===============   ====================

1996
Mortgage loans         $        65,807   $               7,640  $        (25,048) $              48,399
Real estate                     83,755                   2,526           (38,772)                47,509
                         --------------    --------------------   ---------------   --------------------
Total                  $       149,562   $              10,166  $        (63,820) $              95,908
                         ==============    ====================   ===============   ====================


     NON-INCOME PRODUCING MORTGAGE LOANS AND BONDS

     The net carrying values of non-income producing mortgage loans were $7.0 million and $4.5 million at December 31, 1997 and 1996, respectively. There were no non-income producing bonds at December 31, 1997 or 1996.

     INTEREST RATE SWAPS

     Phoenix enters into interest rate swap agreements, generally having maturities of seven years or less, to hedge certain variable rate investment income streams matched against fixed rate liability streams. The notional amounts of these investments were $272.9 million and $73.1 million at December 31, 1997 and 1996, respectively. Average received and average paid rates were 7.00% and 6.63% for 1997.

     These agreements do not require the exchange of underlying principal amounts, and accordingly Phoenix's maximum exposure to credit risk is the difference in interest payments exchanged. Management of Phoenix considers the likelihood of any material loss on interest rate swaps to be remote.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     OTHER INVESTED ASSETS

     Other invested assets, consisting primarily of partnership interests and equity in unconsolidated affiliates, were as follows:


                                                                          DECEMBER 31,
                                                                     1997             1996
                                                                         (IN THOUSANDS)

Venture capital equity partnerships                            $       88,228    $      66,284
Transportation and equipment leases                                    59,111           46,950
Investment in Aberdeen Asset Management                                32,817           29,980
Investment in Beutel, Goodman & Co. Ltd.                               31,214           34,541
Seed money in separate accounts                                        41,297           35,747
Other                                                                  10,008            4,617
                                                                 -------------     ------------

Total other invested assets                                    $      262,675    $     218,119
                                                                 =============     ============

     NET INVESTMENT INCOME

     The components of net investment income for the year ended December 31, were as follows:

                                       1997             1996              1995

                                                   (in thousands)
Debt securities                   $     509,702    $     469,713    $      437,521
Equity securities                         4,277            4,689             1,787
Mortgage loans                           85,662           84,318            92,283
Policy loans                            122,562          117,742           115,055
Real estate                              18,939           21,799            20,910
Other invested assets                      (415)             332               871
Short-term investments                   18,768           18,688            21,974
                                    ------------     ------------     -------------

Sub-total                               759,495          717,281           690,401
Less investment expenses                 22,621           27,391            27,933
                                    ------------     ------------     -------------

Net investment income             $     736,874    $     689,890    $      662,468
                                    ============     ============     =============


     Investment income of $.7 million was not accrued on certain delinquent mortgage loans and defaulted bonds at December 31, 1997. Phoenix does not accrue interest income on impaired mortgage loans and impaired bonds when the likelihood of collection is doubtful.

     The payment terms of mortgage loans may from time to time be restructured or modified. The investment in restructured mortgage loans, based on amortized cost, amounted to $51.3 million and $61.5 million at December 31, 1997 and 1996, respectively. Interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $5.3 million, $3.1 million and $6.6 million in 1997, 1996 and 1995, respectively. Actual interest income on these loans included in net investment income was $3.8 million, $5.2 million and $6.4 million in 1997, 1996 and 1995, respectively.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     INVESTMENT GAINS AND LOSSES

     Unrealized gains and losses on investments carried at fair value for the year ended December 31, were as follows:


                                                    1997                1996                 1995
                                                                   (IN THOUSANDS)

Debt securities                               $       112,194   $           (70,986)  $        476,352
Equity securities                                      74,547                40,803             24,527
Deferred policy acquisition costs                     (77,985)               51,528           (341,836)
Deferred income taxes                                  38,064                 7,432             55,692
Other (Note 9)                                         (4,719)                1,241             (3,833)
                                                --------------    ------------------    ---------------

Net unrealized investment gains               $        65,973   $            15,154   $         99,518
                                                ==============    ==================    ===============


     Realized investment gains and losses for the year ended December 31, were as follows:


                                                    1997                1996                 1995
                                                                  (IN THOUSANDS)

Debt securities                               $        19,315   $           (10,476)  $          8,080
Equity securities                                      26,290                59,794             29,276
Mortgage loans                                          3,805                 2,628               (262)
Real estate                                            44,668                24,711             20,535
Other invested assets                                  48,692                18,608             17,109
                                                --------------    ------------------    ---------------
                                                      142,770                95,265             74,738
Income taxes                                           49,970                33,343             26,158
                                                --------------    ------------------    ---------------

Net realized investment gains after taxes     $        92,800   $            61,922   $         48,580
                                                ==============    ==================    ===============


     The proceeds from sales of available-for-sale debt securities and the gross realized gains and gross realized losses on those sales for the year ended December 31, were as follows:


                                               1997                1996                 1995
                                                              (IN THOUSANDS)

     Proceeds from disposals           $     1,206,744   $         1,348,809   $      1,145,146
     Gross gains on sales              $        48,100   $            17,429   $         27,980
     Gross losses on sales             $        28,785   $            27,905   $         19,900

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.   GOODWILL AND OTHER INTANGIBLE ASSETS

     Goodwill and other intangible assets were as follows:


                                                  DECEMBER 31,
                                              1997            1996
                                                 (IN THOUSANDS)

Goodwill                                 $     387,517   $     231,135
Investment management contracts                167,788          56,700
Client listings                                 45,441          41,410
Non-compete covenants                            5,000           5,000
Intangible asset related to
  pension plan benefits                         18,032          19,835
Other                                            1,499           1,220
                                           ------------    ------------
                                               625,277         355,300

Accumulated amortization                       (83,778)        (41,793)
                                           ------------    ------------

Total                                    $     541,499   $     313,507
                                           ============    ============


     Phoenix Duff & Phelps' amounts included above were as follows:


                                                   DECEMBER 31,
                                              1997            1996
                                                  (IN THOUSANDS)

Goodwill                                 $     321,932   $     179,406
Investment management contracts                167,788          56,700
Non-compete covenants                            5,000           5,000
Other                                            1,220           1,220
                                           ------------    ------------
                                               495,940         242,326

Accumulated amortization                       (27,579)        (13,198)
                                           ------------    ------------

Total                                    $     468,361   $     229,128
                                           ============    ============


     In 1997, American Phoenix Corporation wrote down the carrying value of its goodwill and other intangible assets by $18.8 million. This impairment loss is included in other operating expenses in the Consolidated Statement of Income and Equity.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.   FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

     Other than debt securities being held-to-maturity, financial instruments that are subject to fair value disclosure requirements (insurance contracts are excluded) are carried in the financial statements at amounts that approximate fair value. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses which utilize current interest rates for similar financial instruments which have comparable terms and credit quality.

     The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

     CASH AND CASH EQUIVALENTS

     For these short-term investments, the carrying amount approximates fair value.

     DEBT SECURITIES

     Fair values are based on quoted market prices, where available, or quoted market prices of comparable instruments. Fair values of private placement debt securities are estimated using discounted cash flows that apply interest rates currently being offered with similar terms to borrowers of similar credit quality.

     EQUITY SECURITIES

     Fair values are based on quoted market prices, where available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

     MORTGAGE LOANS

     Fair values are calculated as the present value of scheduled payments, with the discount based upon the Treasury rate comparable for the remaining loan duration, plus a spread of between 175 and 450 basis points, depending on the internal quality rating of the loan. For loans in foreclosure or default, values were determined assuming principal recovery was the lower of the loan balance or the estimated value of the underlying property.

     POLICY LOANS

     Fair values are estimated as the present value of loan interest and policy loan repayments discounted at the ten year Treasury rate. Loan repayments were assumed only to occur as a result of anticipated policy lapses, and it was assumed that annual policy loan interest payments were made at the guaranteed loan rate less 17.5 basis points. Discounting was at the ten year Treasury rate, except for policy loans with a variable policy loan rate. Variable policy loans have an interest rate that is reset annually based upon market rates and therefore, book value is a reasonable approximation of fair value.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     INVESTMENT CONTRACTS

     In determining the fair value of guaranteed interest contracts, a discount rate equal to the appropriate Treasury rate, plus 150 basis points, was assumed to determine the present value of projected contractual liability payments through final maturity.

     The fair value of deferred annuities and supplementary contracts without life contingencies with an interest guarantee of one year or less is valued at the amount of the policy reserve. In determining the fair value of deferred annuities and supplementary contracts without life contingencies with interest guarantees greater than one year, a discount rate equal to the appropriate Treasury rate, plus 150 basis points, was used to determine the present value of the projected account value of the policy at the end of the current guarantee period.

     Deposit type funds, including pension deposit administration contracts, dividend accumulations, and other funds left on deposit not involving life contingencies, have interest guarantees of less than one year for which interest credited is closely tied to rates earned on owned assets. For such liabilities, fair value is assumed to be equal to the stated liability balances.

     DEBT

     The carrying value of debt reported on the balance sheet approximates fair value.

     The estimated fair values of the financial instruments as of December 31, were as follows:


                                                             1997                                    1996
                                                  CARRYING              FAIR              CARRYING             FAIR
                                                   VALUE                VALUE               VALUE              VALUE
                                                                             (IN THOUSANDS)
Financial assets:
Cash and cash equivalents                   $         159,307  $           159,307  $         172,895  $         172,895
Short-term investments                              1,078,276            1,078,276            164,967            164,967
Debt securities                                     7,213,966            7,316,601          6,451,078          6,500,017
Equity securities                                     373,388              373,388            235,351            235,351
Mortgage loans                                        927,501              956,041            947,076            986,900
Policy loans                                        1,986,728            2,104,704          1,667,784          1,645,899
                                               ---------------     ----------------     --------------     --------------
Total financial assets                      $      11,739,166  $        11,988,317  $       9,639,151  $       9,706,029
                                               ===============     ================     ==============     ==============

Financial liabilities:
Policy liabilities                          $         902,200  $           902,200  $         875,200  $         875,100
Securities sold subject to repurchase
  agreements                                          137,473              137,473
Other indebtedness                                    471,085              471,085            490,430            490,430
                                               ---------------     ----------------     --------------     --------------
Total financial liabilities                 $       1,510,758  $         1,510,758  $       1,365,630  $       1,365,530
                                               ===============     ================     ==============     ==============

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

7.   OTHER INDEBTEDNESS


                                             DECEMBER 31,
                                        1997             1996
                                            (IN THOUSANDS)


 Short-term debt                 $        15,539  $        12,455
 Bank borrowings                         263,732          280,845
 Notes payable                            14,632           19,522
 Surplus notes                           175,000          175,000
 Secured debt                              2,182            2,608
                                     ------------     ------------

 Total other indebtedness        $       471,085  $       490,430
                                     ============     ============


     Phoenix has various lines of credit established with major commercial banks. As of December 31, 1997, Phoenix had outstanding balances totaling $264.5 million. The total unused credit was $145.3 million. Interest rates ranged from 5.42% to 6.63% in 1997.

     On November 25, 1996, Phoenix issued $175 million of surplus notes (See
     Note 3).

     Maturities of other indebtedness are as follows: 1998 - $15.5 million; 1999
     - $55 million; 2000 - $4 million; 2001 - $29 million; 2002 - $192 million;
     2003 and thereafter - $175.5 million.

     Interest expense was $32.5 million, $18.0 million and $7.7 million for the years ended December 31, 1997, 1996 and 1995, respectively.

8.   INCOME TAXES

     A summary of income taxes (benefits) in the Consolidated Statement of Income and Equity for the year ended December 31, was as follows:


                           1997          1996            1995
                                       (IN THOUSANDS)

 Income taxes
   Current           $      54,514  $     59,673  $        59,590
   Deferred                  2,555        19,658          (16,238)
                        -----------    ----------     ------------

 Total               $      57,069  $     79,331  $        43,352
                        ===========    ==========     ============

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     The income taxes attributable to the consolidated results of operations are different than the amounts determined by multiplying income before taxes by the statutory income tax rate. The sources of the difference and the tax effects of each for the year ended December 31, were as follows (in thousands, aside from the percentages):


                                                    1997                   1996                  1995
                                                                  %                     %                      %

Income tax expense at statutory rate          $       80,710      35  $      66,136     35  $      55,318      35
Non-taxable gain on Phoenix Duff &
    Phelps merger                                                                                 (14,203)     (9)
Dividend received deduction and
  tax-exempt interest                                 (2,513)     (1)        (2,107)    (1)          (623)
Other, net                                            (8,017)     (4)         2,736      1          2,860       1
                                                 ------------   -----   ------------  -----   ------------   -----
                                                      70,180      30         66,765     35         43,352      27
 Differential earnings (equity tax)                  (13,111)     (5)        12,566      7
                                                 ------------   -----   ------------  -----   ------------   -----

Income taxes                                  $       57,069      25  $      79,331     42  $      43,352      27
                                                 ============   =====   ============  =====   ============   =====

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     The deferred income tax liability (asset) represents the tax effects of temporary differences attributable to the consolidated tax return group. The components were as follows:


                                                              DECEMBER 31,
                                                         1997              1996
                                                             (IN THOUSANDS)

Deferred policy acquisition costs                 $       303,500  $        220,135
Unearned premium/deferred revenue                        (139,817)         (131,513)
Impairment reserves                                       (26,102)          (43,331)
Pension and other postretirement benefits                 (56,643)          (58,230)
Investments                                                77,202            50,219
Future policyholder benefits                             (140,980)          (37,904)
Other                                                      45,053            15,633
                                                     -------------     -------------
                                                           62,213            15,009
Net unrealized investment gains                            84,134            48,320
Minimum pension liability                                  (2,526)           (1,395)
Foreign tax credit                                                           (1,109)
                                                     -------------     -------------

Deferred income tax liability, net
  before valuation allowance                              143,821            60,825

Valuation allowance                                                           1,109
                                                     -------------     -------------

Deferred income tax liability, net                $       143,821  $         61,934
                                                     =============     =============


     Gross deferred income tax assets totaled $366 million and $274 million at December 31, 1997 and 1996, respectively. Gross deferred income tax liabilities totaled $510 million and $336 million at December 31, 1997 and 1996, respectively. It is management's assessment, based on Phoenix's earnings and projected future taxable income, that it is more likely than not that deferred income tax assets at December 31, 1997 and 1996, with the exception of the foreign tax credit, will be realized.

     The Internal Revenue Service is currently examining Phoenix's tax returns for 1995 and 1996. Management does not believe that there will be a material adverse effect on the financial statements as a result of pending tax matters.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

9.   PENSION AND OTHER POSTRETIREMENT AND POSTEMPLOYMENT BENEFIT PLANS

     PENSION PLANS

     Phoenix has a multi-employer, non-contributory, defined benefit pension plan covering substantially all of its employees. Retirement benefits are a function of both years of service and level of compensation. Phoenix also sponsors a non-qualified supplemental defined benefit plan to provide benefits in excess of amounts allowed pursuant to Internal Revenue Code. Phoenix's funding policy is to contribute annually an amount equal to at least the minimum required contribution in accordance with minimum funding standards established by the Employee Retirement Income Security Act of 1974. Contributions are intended to provide not only for benefits attributable to service to date, but also for service expected to be earned in the future.

     Components of net periodic pension cost for the year ended December 31, were as follows:


                                                           1997              1996             1995
                                                                        (IN THOUSANDS)

 Service cost - benefits earned during the year     $        10,278  $         10,076  $         9,599
 Interest accrued on projected benefit obligation            22,650            22,660           19,880
 Actual return on assets                                    (53,093)          (38,788)         (62,567)
 Net amortization and deferral                               30,488            17,318           45,807
                                                        ------------     -------------     ------------

 Net periodic pension cost                          $        10,323  $         11,266  $        12,719
                                                        ============     =============     ============


     In 1996, Phoenix offered an early retirement program which granted an additional benefit of five years of age and service. As a result of the early retirement program, Phoenix recorded an additional pension expense of $8.7 million for the year ended December 31, 1996.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     The funded status of the plan for which assets exceeded accumulated benefit obligations was as follows:


                                                                            DECEMBER 31,
                                                                       1997            1996
                                                                           (IN THOUSANDS)

Actuarial present value of vested benefit obligation           $       236,443  $      213,148
Actuarial present value of non-vested benefit obligation                16,312          14,828
                                                                  -------------    ------------

Accumulated benefit obligation                                         252,755         227,976
Present value effect of future salary increases                         32,316          33,910
                                                                  -------------    ------------

Projected benefit obligation                                   $       285,071  $      261,886
                                                                  =============    ============
Plan assets at fair value                                      $       321,555  $      292,070
                                                                  =============    ============

Plan assets in excess of projected benefit obligation          $       (36,484) $      (30,184)
Unrecognized net gain from past experience                              60,759          52,312
Unrecognized prior service benefit                                          52             240
Unamortized transition asset                                            16,586          19,745
                                                                  -------------    ------------

Net pension liability (included in other liabilities)          $        40,913  $       42,113
                                                                  =============    ============


     At December 31, 1997 and 1996, the non-qualified plan was unfunded and had projected benefit obligations of $50.4 million and $50.0 million, respectively. The accumulated benefit obligations as of December 31, 1997 and 1996 related to this plan were $42.8 million and $37.4 million, respectively, and are included in other liabilities.

     Phoenix recorded, as a reduction of policyholders' equity, an additional minimum pension liability of $4.7 million and $2.8 million, net of income taxes, at December 31, 1997 and 1996, respectively, representing the excess of accumulated benefit obligations over the fair value of plan assets and accrued pension liabilities for the non-qualified plan. Phoenix has also recorded an intangible asset of $18.0 million and $19.8 million as of December 31, 1997 and 1996 related to the non-qualified plan.

     The discount rate and rate of increase in future compensation levels used in determining the actuarial present value of the projected benefit obligation were 7.0% and 4.0%, for 1997 and 7.5% and 4.5% for 1996. The discount rate assumption for 1997 was determined based on a study that matched available high quality investment securities with the expected timing of pension liability payments. The expected long-term rate of return on retirement plan assets was 8.0%.

     The pension plan's assets include corporate and government debt securities, equity securities, real estate, venture capital funds, and shares of mutual funds.

     Phoenix also sponsors savings plans for its employees and agents which are qualified under Internal Revenue Code Section 401(k). Employees and agents may contribute a portion of their annual salary, subject to limitation, to the plans. Phoenix contributes an additional amount, subject to limitation, based on the voluntary contribution of the employee or agent. Company contributions charged to expense with respect to these plans during the years ended December 31, 1997, 1996 and 1995 were $3.8 million, $4.2 million and $4.2 million, respectively.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     OTHER POSTRETIREMENT BENEFIT PLANS

     In addition to Phoenix's pension plans, Phoenix currently provides certain health care and life insurance benefits to retired employees, spouses and other eligible dependents through various plans sponsored by Phoenix. A substantial portion of Phoenix's employees may become eligible for these benefits upon retirement. The health care plans have varying copayments and deductibles, depending on the plan. These plans are unfunded.

     Phoenix recognizes the costs and obligations of postretirement benefits other than pensions over the employees' service period ending with the date an employee is fully eligible to receive benefits.

     The plan's funded status reconciled with amounts recognized in Phoenix's Consolidated Balance Sheet, was as follows:


                                                                          DECEMBER 31,
                                                                   1997              1996
                                                                         (IN THOUSANDS)

Accumulated postretirement benefit obligation
  Retirees                                                   $       35,900    $       30,576
  Fully eligible active plan participants                             6,889            11,466
  Other active plan participants                                     23,829            21,614
                                                                 ------------       -----------
  Total accumulated postretirement benefit obligation                66,618            63,656
Unrecognized net gain from past experience                           28,037            29,173
                                                                 ------------       -----------

Accrued postretirement benefit liability                     $       94,655    $       92,829
                                                                 ============       ===========


     The components of net periodic postretirement benefit cost for the year ended December 31, were as follows:


                                                       1997           1996           1995
                                                                 (IN THOUSANDS)

Service cost - benefits earned during year       $       3,136  $       2,765  $      3,366
Interest cost accrued on benefit obligation              4,441          4,547         5,275
Net amortization                                        (1,527)        (1,577)         (458)
                                                     ----------     ----------     ---------

Net periodic postretirement benefit cost         $       6,050  $       5,735  $      8,183
                                                     ==========     ==========     =========

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     In addition to the net periodic postretirement benefit cost, Phoenix expensed an additional $3.0 million for postretirement benefits related to the early retirement program for the year ended December 31, 1996.

     The discount rate used in determining the accumulated postretirement benefit obligation was 7.0% at December 31, 1997 and 7.5% at December 31, 1996.

     For purposes of measuring the accumulated postretirement benefit obligation at December 31, 1997, health care costs were assumed to increase 9.5% in 1997, declining thereafter until the ultimate rate of 5.5% is reached in 2002 and remains at that level thereafter. For purposes of measuring the accumulated postretirement benefit obligation at December 31, 1996, health care costs were assumed to increase 9.5% in 1996, declining thereafter until the ultimate rate of 5.5% is reached in 2002 and remained at that level thereafter. The health care cost trend rate assumption has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rates by one percentage point in each year would increase the accumulated postretirement benefit obligation by $5.3 million and the annual service and interest cost by $.8 million, before taxes. Gains and losses that occur because actual experience differs from the estimates are amortized over the average future service period of employees.

     OTHER POSTEMPLOYMENT BENEFITS

     Phoenix recognizes the costs and obligations of severance, disability and related life insurance and health care benefits to be paid to inactive or former employees after employment but before retirement. Postemployment benefit expense was $.4 million for 1997, $.4 million for 1996 and $.5 million for 1995.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

10.  SEGMENT INFORMATION

     Phoenix operates principally in seven segments: Individual Insurance, Group Life and Health Insurance, Life Reinsurance, General Lines Brokerage, Securities Management, Real Estate Management and Other Operations. Other Operations includes unallocated investment income, expenses and realized investment gains related to capital in excess of segment requirements; assets include equity securities.

     Summarized below is financial information with respect to the business segments:


                                                              DECEMBER 31,
                                               1997                 1996                 1995
                                                             (IN THOUSANDS)
REVENUES
Individual Insurance                  $         2,028,230  $         1,796,572  $         1,752,338
Group Life and Health Insurance                   459,405              462,551              421,771
Life Reinsurance                                  162,843              143,314              128,813
General Lines Brokerage                            64,093               61,809               40,977
Securities Management                             177,894              164,966              112,206
Real Estate Management                             15,319               13,550               13,562
Other Operations                                   80,496               82,273               48,873
                                         -----------------    -----------------    -----------------
Total                                 $         2,988,280  $         2,725,035  $         2,518,540
                                         =================    =================    =================

OPERATING INCOME
Individual Insurance                  $           132,308  $            63,013  $            43,094
Group Life and Health Insurance                    31,276               11,220               19,921
Life Reinsurance                                   10,592                8,078               17,656
General Lines Brokerage                           (21,652)              (2,935)              (1,887)
Securities Management                              38,813               44,440               23,667
Real Estate Management                             (2,433)              (3,783)                (184)
Other Operations                                   41,695               68,928               15,204
                                         -----------------    -----------------    -----------------
Total                                 $           230,599  $           188,961  $           117,471
                                         =================    =================    =================

IDENTIFIABLE ASSETS
Individual Insurance                  $        15,679,598  $        12,961,648
Group Life and Health Insurance                   655,800              596,800
Life Reinsurance                                  313,500              304,300
General Lines Brokerage                           111,900              117,300
Securities Management                             615,112              376,000
Real Estate Management                            278,500              319,400
Other Operations                                  864,309              777,600
                                         -----------------    -----------------
Total                                 $        18,518,719  $        15,453,048
                                         =================    =================

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

11.  LEASES AND RENTALS

     Rental expenses for operating leases, principally with respect to buildings, amounted to $14.9 million, $14.8 million and $14.6 million in 1997, 1996, and 1995, respectively. Future minimum rental payments under non-cancelable operating leases were approximately $51.0 million as of December 31, 1997, payable as follows: 1998 - $15.7 million; 1999 - $12.9 million; 2000 - $10.1 million; 2001 - $5.6 million; 2002 - $3.6 million;
     and $3.1 million thereafter.

12.  PROPERTY AND EQUIPMENT

     Property, equipment and leasehold improvements, consisting primarily of office buildings occupied by Phoenix, are stated at depreciated cost. Real estate occupied by Phoenix was $109.0 million and $97.2 million, respectively, at December 31, 1997 and 1996. Phoenix provides for depreciation using straight line and accelerated methods over the estimated useful lives of the related assets which generally range from five to forty years. Accumulated depreciation and amortization was $164.4 million and $144.1 million at December 31, 1997 and 1996, respectively.

13.  DIRECT BUSINESS WRITTEN AND REINSURANCE

     As is customary practice in the insurance industry, Phoenix assumes and cedes reinsurance as a means of diversifying underwriting risk. The maximum amount of individual life insurance retained by Phoenix on any one life is $8 million for single life and joint first-to-die policies and $10 million for joint last-to-die policies, with excess amounts ceded to reinsurers. For reinsurance ceded, Phoenix remains liable in the event that assuming reinsurers are unable to meet the contractual obligations. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy.

     Additional information on direct business written and reinsurance assumed and ceded for the years ended December 31, was as follows:


                                                            1997                   1996                    1995
                                                                              (IN THOUSANDS)
Direct premiums                                   $          1,592,800  $             1,473,869  $          1,455,459
Reinsurance assumed                                            329,927                  276,630               271,498
Reinsurance ceded                                             (282,121)                (231,677)             (270,082)
                                                      -----------------     --------------------     -----------------
Net premiums                                      $          1,640,606  $             1,518,822  $          1,456,875
                                                      =================     ====================     =================

Direct policy and contract claims incurred        $            626,834  $               575,824  $            605,545
Reinsurance assumed                                            410,704                  170,058               256,529
Reinsurance ceded                                             (373,127)                (160,646)             (292,357)
                                                      -----------------     --------------------     -----------------
Net policy and contract claims incurred           $            664,411  $               585,236  $            569,717
                                                      =================     ====================     =================

Direct life insurance in force                    $        120,394,664  $           108,816,856  $        102,606,749
Reinsurance assumed                                         84,806,585               61,109,836            36,724,852
Reinsurance ceded                                          (74,764,639)             (51,525,976)          (34,093,090)
                                                      -----------------     --------------------     -----------------
Net insurance in force                            $        130,436,610  $           118,400,716  $        105,238,511
                                                      =================     ====================     =================

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     Irrevocable letters of credit aggregating $134.8 million at December 31, 1997 have been arranged with United States commercial banks in favor of Phoenix to collateralize the ceded reserves.

14.  PARTICIPATING LIFE INSURANCE

     Participating life insurance in force was 79.6% and 80.0% of the face value of total individual life insurance in force at December 31, 1997 and 1996, respectively. The premiums on participating life insurance policies were 83.5%, 84.1% and 84.7% of total individual life insurance premiums in 1997, 1996 and 1995, respectively.

15.  DEFERRED POLICY ACQUISITION COSTS

     The following reflects the amount of policy acquisition costs deferred and amortized for the years ended December 31:


                                                           1997                1996                1995
                                                                          (IN THOUSANDS)

Balance at beginning of year                     $            926,274  $         816,128  $         1,128,227
Acquisition cost deferred                                     295,189            153,873              143,519
Amortized to expense during the year                         (105,071)           (95,255)            (113,788)
Adjustment to equity during the year                          (77,985)            51,528             (341,830)
                                                     -----------------     --------------     ----------------

Balance at end of year                           $          1,038,407  $         926,274  $           816,128
                                                     =================     ==============     ================


16.  MINORITY INTEREST

     Phoenix's interests in Phoenix Duff & Phelps Corporation and American Phoenix Corporation, through its wholly-owned subsidiary PM Holdings are represented by ownership of approximately 60% and 92%, respectively, of the outstanding shares of common stock at December 31, 1997. Earnings and policyholders' equity attributable to minority shareholders are included in minority interest in the consolidated financial statements along with Phoenix Duff & Phelps' preferred stock.

17.  CONTINGENCIES

     FINANCIAL GUARANTEES

     Phoenix is contingently liable for financial guarantees provided in the ordinary course of business on the repayment of principal and interest on certain industrial revenue bonds. The contractual amounts of financial guarantees reflect Phoenix's maximum exposure to credit loss in the event of nonperformance. The principal amount of bonds guaranteed by Phoenix at December 31, 1997 and 1996 was $88.7 million and $88.8 million, respectively. Management believes that any loss contingencies which may arise from Phoenix's financial guarantees would not have a material adverse effect on Phoenix's liquidity or financial condition.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     LITIGATION

     In 1996, Phoenix announced the settlement of a class action suit which was approved by a New York State Supreme Court judge on January 3, 1997. The suit related to the sale of individual participating life insurance and universal life insurance policies from 1980 to 1995. An after tax provision of $25 million was recorded in 1995. In addition, $7 million after-tax was expensed in 1996. Phoenix estimates the cost of settlement to be $40 million after tax. Management believes, after consideration of the provisions made in these financial statements, this suit will not have a material effect on Phoenix's consolidated financial position.

     Phoenix is a defendant in various legal proceedings arising in the normal course of business. In the opinion of management, based on the advice of legal counsel after consideration of the provisions made in these financial statements, the ultimate resolution of these proceedings will not have a material effect on Phoenix's consolidated financial position.

18.  STATUTORY FINANCIAL INFORMATION

     The insurance subsidiaries are required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities. As of December 31, 1997, there were no material practices not prescribed by the Insurance Department of the State of New York. Statutory surplus differs from policyholders' equity reported in accordance with GAAP for life insurance companies primarily because policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, surplus notes are not included in policyholders' equity, postretirement benefit costs are based on different assumptions and reflect a different method of adoption, life insurance reserves are based on different assumptions and income tax expense reflects only taxes paid or currently payable.

     The following reconciles the statutory net income of Phoenix as reported to regulatory authorities to the net income as reported in these financial statements for the year ended December 31:


                                                     1997              1996              1995
                                                                  (IN THOUSANDS)

Statutory net income                          $        60,702  $         72,961  $        64,198
Deferred policy acquisition costs, net                 48,821            58,618           29,766
Future policy benefits                                 (9,145)          (16,793)         (15,763)
Pension and postretirement expenses                    (7,955)          (23,275)         (12,691)
Investment valuation allowances                        88,813            76,631           56,745
Interest maintenance reserve                           17,544            (5,158)           5,829
Deferred income taxes                                 (36,250)          (67,064)         (10,021)
Other, net                                              2,118             4,808           (4,314)
                                                  ------------     -------------     ------------

Net income, as reported                       $       164,648  $        100,728  $       113,749
                                                  ============     =============     ============

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     The following reconciles the statutory surplus and asset valuation reserve
     (AVR) of Phoenix as reported to regulatory authorities to policyholders' equity as reported in these financial statements:


                                                                 DECEMBER 31,
                                                           1997               1996
                                                                (IN THOUSANDS)

Statutory surplus, surplus notes and AVR             $       1,152,820  $       1,102,200
Deferred policy acquisition costs, net                       1,227,782          1,037,664
Future policy benefits                                        (395,436)          (379,820)
Pension and postretirement expenses                           (169,383)          (152,112)
Investment valuation allowances                                (40,032)          (139,562)
Interest maintenance reserve                                    33,794              6,897
Deferred income taxes                                          (12,051)            82,069
Surplus notes                                                 (157,500)          (157,500)
Other, net                                                     (11,904)            (2,367)
                                                         --------------     --------------
Policyholders' equity, as reported                   $       1,628,090  $       1,397,469
                                                         ==============     ==============


     The New York State Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under New York Insurance Law, and for determining whether its financial condition warrants the payment of a dividend to its policyholders. No consideration is given by the Department to financial statements prepared in accordance with generally accepted accounting principles in making such determinations.

PHOENIX HOME LIFE
VARIABLE UNIVERSAL LIFE ACCOUNT

FINANCIAL STATEMENTS
DECEMBER 31, 1997

                      STATEMENT OF ASSETS AND LIABILITIES
                               December 31, 1997


                                                                                                       Strategic
                                                                    Money Market        Growth        Allocation
                                                                     Sub-Account     Sub-Account      Sub-Account
                                                                   --------------   -------------   --------------
Assets
 Investments at cost ...........................................     $  379,893      $  113,391       $    2,674
                                                                     ==========      ==========       ==========
 Investment in The Phoenix Edge Series Fund, at market .........     $  379,893      $  105,118       $    2,354
                                                                     ----------      ----------       ----------
  Total assets .................................................        379,893         105,118            2,354
Liabilities
 Accrued expenses to related party .............................            379              41                2
                                                                     ----------      ----------       ----------
Net assets .....................................................     $  379,514      $  105,077       $    2,352
                                                                     ==========      ==========       ==========
Accumulation units outstanding .................................        264,296          25,015              845
                                                                     ==========      ==========       ==========
Unit value .....................................................     $ 1.435943      $ 4.200538       $ 2.782239
                                                                     ==========      ==========       ==========


                                                                    International       Balanced       Real Estate
                                                                     Sub-Account      Sub-Account      Sub-Account
                                                                   ---------------   -------------   --------------
Assets
 Investments at cost ...........................................     $   25,799       $    2,352       $   29,225
                                                                     ==========       ==========       ==========
 Investment in The Phoenix Edge Series Fund, at market .........     $   24,189       $    2,352       $   28,603
                                                                     ----------       ----------       ----------
  Total assets .................................................         24,189            2,352           28,603
Liabilities
 Accrued expenses to related party .............................              2               --               --
                                                                     ----------       ----------       ----------
Net assets .....................................................     $   24,187       $    2,352       $   28,603
                                                                     ==========       ==========       ==========
Accumulation units outstanding .................................         13,356            1,326           18,097
                                                                     ==========       ==========       ==========
Unit value .....................................................     $ 1.810998       $ 1.774067       $ 1.580492
                                                                     ==========       ==========       ==========


                                                                     Strategic        Enhanced
                                                                       Theme            Index
                                                                    Sub-Account      Sub-Account
                                                                   -------------   --------------
Assets
 Investments at cost ...........................................    $      615       $   23,603
                                                                    ==========       ==========
 Investment in The Phoenix Edge Series Fund, at market .........    $      551       $   23,803
                                                                    ----------       ----------
  Total assets .................................................           551           23,803
Liabilities
 Accrued expenses to related party .............................             1                1
                                                                    ----------       ----------
Net assets .....................................................    $      550       $   23,802
                                                                    ==========       ==========
Accumulation units outstanding .................................           474           22,332
                                                                    ==========       ==========
Unit value .....................................................    $ 1.161310       $ 1.065806
                                                                    ==========       ==========



                                                               Wanger             Wanger
                                                            International          U.S.
                                                              Small Cap          Small Cap
                                                             Sub-Account        Sub-Account
                                                            --------------      -----------
Assets
 Investments at cost ....................................   $   4,828           $  34,224
                                                            =========           =========
 Investment in Wanger Advisors Trust, at market .........   $   4,764           $  34,979
                                                            ---------           ---------
  Total assets ..........................................       4,764              34,979
Liabilities
 Accrued expenses to related party ......................           2                   4
                                                            ---------           ---------
Net assets ..............................................   $   4,762           $  34,975
                                                            =========           =========
Accumulation units outstanding ..........................       4,745              26,246
                                                            =========           =========
Unit value ..............................................   $1.003596           $1.332605
                                                            =========           =========


                       See Notes to Financial Statements

                            STATEMENT OF OPERATIONS
                     For the period ended December 31, 1997


                                                                                                               Strategic
                                                                             Money Market        Growth       Allocation
                                                                              Sub-Account     Sub-Account     Sub-Account
                                                                            --------------   -------------   ------------
Investment income
 Distributions ..........................................................       $  788         $     --         $   14
Expenses
 Mortality and expense risk charges .....................................          167               44              2
                                                                                ------         --------         ------
Net investment income (loss) ............................................          621              (44)            12
                                                                                ------         --------         ------
Net realized loss from share transactions ...............................           --               --            (71)
Net realized gain (loss) distribution from Fund .........................           --           10,696            369
Net unrealized depreciation on investment ...............................           --           (8,273)          (320)
                                                                                ------         --------         ------
Net gain (loss) on investments ..........................................           --            2,423            (22)
                                                                                ------         --------         ------
Net increase (decrease) in net assets resulting from operations .........       $  621         $  2,379         $  (10)
                                                                                ======         ========         ======


                                                                  International       Balanced      Real Estate
                                                                   Sub-Account      Sub-Account     Sub-Account
                                                                 ---------------   -------------   ------------
Investment income
 Distributions ...............................................      $    --           $    --         $  228
Expenses
 Mortality and expense risk charges ..........................            1                --             --
                                                                    --------          -------         ------
Net investment income (loss) .................................           (1)               --            228
                                                                    --------          -------         ------
Net realized gain distribution from Fund .....................        1,690                --            821
Net unrealized depreciation on investment ....................       (1,611)               --           (622)
                                                                    --------          -------         ------
Net gain on investments ......................................           79                --            199
                                                                    --------          -------         ------
Net increase in net assets resulting from operations .........      $    78           $    --         $  427
                                                                    ========          =======         ======


                                                                               Strategic          Enhanced
                                                                                 Theme             Index
                                                                              Sub-Account      Sub-Account(1)
                                                                            ---------------   ---------------
Investment income
 Distributions ..........................................................       $    1             $  115
Expenses
 Mortality and expense risk charges .....................................            1                  1
                                                                                --------           ------
Net investment income ...................................................           --                114
                                                                                --------           ------
Net realized loss from share transactions ...............................           (1)                --
Net realized gain distribution from Fund ................................           64                108
Net unrealized appreciation (depreciation) on investment ................          (64)               200
                                                                                --------           ------
Net gain (loss) on investments ..........................................           (1)               308
                                                                                --------           ------
Net increase (decrease) in net assets resulting from operations .........       $   (1)            $  422
                                                                                ========           ======


                                                                                 Wanger           Wanger
                                                                             International         U.S.
                                                                               Small Cap        Small Cap
                                                                              Sub-Account      Sub-Account
                                                                            ---------------   -------------
Investment income
 Distributions ..........................................................      $    --           $   --
Expenses
 Mortality and expense risk charges .....................................            2                6
                                                                               ---------         --------
Net investment loss .....................................................           (2)              (6)
                                                                               ---------         --------
Net realized loss from share transactions ...............................           (1)              --
Net unrealized appreciation (depreciation) on investment ................          (64)             755
                                                                               ---------         --------
Net gain (loss) on investments ..........................................          (65)             755
                                                                               ---------         --------
Net increase (decrease) in net assets resulting from operations .........      $   (67)          $  749
                                                                               =========         ========


(1) From inception September 22, 1997 to December 31, 1997


                       See Notes to Financial Statements

                      STATEMENT OF CHANGES IN NET ASSETS
                     For the period ended December 31, 1997


                                                                                                                Strategic
                                                                              Money Market        Growth       Allocation
                                                                               Sub-Account     Sub-Account     Sub-Account
                                                                             --------------   -------------   ------------
From operations
 Net investment income (loss) ............................................     $     621       $      (44)      $     12
 Net realized gain .......................................................            --           10,696            298
 Net unrealized depreciation .............................................            --           (8,273)          (320)
                                                                               ---------       ----------       --------
 Net increase (decrease) in net assets resulting from operations .........           621            2,379            (10)
                                                                               ---------       ----------       --------
From accumulation unit transactions
 Participant deposits ....................................................       484,008          101,112             10
 Participant transfers ...................................................       (99,972)           2,352          2,352
 Participant withdrawals .................................................        (5,143)            (766)            --
                                                                               ---------       ----------       --------
 Net increase in net assets resulting from participant transactions ......       378,893          102,698          2,362
                                                                               ---------       ----------       --------
 Net increase in net assets ..............................................       379,514          105,077          2,352
Net assets
 Beginning of period .....................................................            --               --             --
                                                                               ---------       ----------       --------
 End of period ...........................................................     $ 379,514       $  105,007       $  2,352
                                                                               =========       ==========       ========


                                                                              International       Balanced      Real Estate
                                                                               Sub-Account      Sub-Account     Sub-Account
                                                                             ---------------   -------------   ------------
From operations
 Net investment income (loss) ............................................      $     (1)         $     --       $    228
 Net realized gain .......................................................         1,690                --            821
 Net unrealized depreciation .............................................        (1,611)               --           (622)
                                                                                --------          --------       --------
 Net increase in net assets resulting from operations ....................            78                --            427
                                                                                --------          --------       --------
From accumulation unit transactions
 Participant deposits ....................................................         2,067                --          3,791
 Participant transfers ...................................................        22,053             2,352         24,405
 Participant withdrawals .................................................           (11)               --            (20)
                                                                                --------          --------       --------
 Net increase in net assets resulting from participant transactions ......        24,109             2,352         28,176
                                                                                --------          --------       --------
 Net increase in net assets ..............................................        24,187             2,352         28,603
Net assets
 Beginning of period .....................................................            --                --             --
                                                                                --------          --------       --------
 End of period ...........................................................      $ 24,187          $  2,352       $ 28,603
                                                                                ========          ========       ========


                       See Notes to Financial Statements

                      STATEMENT OF CHANGES IN NET ASSETS
                     For the period ended December 31, 1997
                                  (Continued)


                                                                               Strategic         Enhanced
                                                                                 Theme             Index
                                                                              Sub-Account     Sub-Account(1)
                                                                             -------------   ----------------
From operations
 Net investment income ...................................................      $  --            $   114
 Net realized gain .......................................................         63                108
 Net unrealized appreciation (depreciation) ..............................        (64)               200
                                                                                -------          -------
 Net increase (decrease) in net assets resulting from operations .........         (1)               422
                                                                                -------          -------
From accumulation unit transactions
 Participant deposits ....................................................        565              1,339
 Participant transfers ...................................................         --             22,053
 Participant withdrawals .................................................        (14)               (12)
                                                                                -------          -------
 Net increase in net assets resulting from participant transactions ......        551             23,380
                                                                                -------          -------
 Net increase in net assets ..............................................        550             23,802
Net assets
 Beginning of period .....................................................         --                 --
                                                                                -------          -------
 End of period ...........................................................      $ 550            $23,802
                                                                                =======          =======


                                                                                  Wanger           Wanger
                                                                              International         U.S.
                                                                                Small Cap        Small Cap
                                                                               Sub-Account      Sub-Account
                                                                             ---------------   -------------
From operations
 Net investment loss .....................................................       $   (2)          $    (6)
 Net realized loss .......................................................           (1)               --
 Net unrealized appreciation (depreciation) ..............................          (64)              755
                                                                                 --------         -------
 Net increase (decrease) in net assets resulting from operations .........          (67)              749
                                                                                 --------         -------
From accumulation unit transactions
 Participant deposits ....................................................        4,877             9,994
 Participant transfers ...................................................           --            24,405
 Participant withdrawals .................................................          (48)             (173)
                                                                                 --------         -------
 Net increase in net assets resulting from participant transactions ......        4,829            34,226
                                                                                 --------         -------
 Net increase in net assets ..............................................        4,762            34,975
Net assets
 Beginning of period .....................................................           --                --
                                                                                 --------         -------
 End of period ...........................................................       $4,762           $34,975
                                                                                 ========         =======

(1) From inception September 22, 1997 to December 31, 1997


                       See Notes to Financial Statements

               PHOENIX HOME LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS


Note 1--Organization

     Phoenix Home Life Variable Universal Life Account (the "Account") is a separate investment account of Phoenix Home Life Mutual Insurance Company (Phoenix). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. Policies offered by the Account have a death benefit, cash surrender value and loan privileges. The Account was established January 1, 1987 and currently consists of twelve Sub-Accounts, that invest in a corresponding series of The Phoenix Edge Series Fund and Wanger Advisors Trust ("the Funds"). At December 31, 1997, there were no investments in the Multi-Sector Fixed Income and the Aberdeen New Asia Sub-Accounts.

     Each series has distinct investment objectives. The Money Market Series is a short-term investment fund. The Growth Series is a growth common stock fund. The Multi-Sector Fixed Income Series is a long-term debt fund. The Strategic Allocation Series (formerly Total Return) invests in equity securities and long and short-term debt. The International Series invests primarily in an internationally diversified portfolio of equity securities. The Balanced Series is a balanced fund which invests in growth stocks and at least 25% of its assets in fixed income senior securities. The Real Estate Series invests in marketable securities of publicly traded Real Estate Investment Trusts ("REITs") and companies that are principally engaged in the real estate industry. The Strategic Theme Series invests in securities of companies believed to benefit from specific trends. The Aberdeen New Asia Series invests primarily in diversified equity securities of issuers organized and principally operating in Asia, excluding Japan. The Research Enhanced Index ("Enhanced Index") Series invests in a broadly diversified portfolio of equity securities of large and medium capitalization companies within market sectors reflected in the S&P 500. The Wanger International Small Cap Series invests in securities of non-U.S. companies with a stock market capitalization of less than $1 billion and the Wanger U.S. Small Cap Series invests in growth common stock of U.S. companies with stock market capitalization of less than $1 billion. Additionally, policyowners may also direct the allocation of their investments between the Account and the Guaranteed Interest Account of the general account of Phoenix.

Note 2--Significant Accounting Policies

     A. Valuation of investments: Investments are made exclusively in the Funds and are valued at the net asset values per share of the respective Series.

     B. Investment transactions and related income: Realized gains and losses include capital gain distributions from the Funds as well as gains and losses on sales of shares in the Funds determined on the LIFO (last in, first out) basis.

     C. Income taxes: The Account is not a separate entity from Phoenix and, under current federal income tax law, income arising from the Account is not taxed since reserves are established equivalent to such income. Therefore, no provision for related federal taxes is required.

     D. Distributions: Distributions are recorded on the ex-dividend date.

Note 3--Purchases and Sales of Shares of the Funds

     Purchases and sales of shares of the Funds for the period ended December 31, 1997 aggregated the following:


Sub-Account                           Purchases       Sales
----------------------------------   -----------   ----------
The Phoenix Edge Series Fund:
 Money Market ....................    $453,999      $74,107
 Growth...........................     113,409           18
 Strategic Allocation ............       3,672          927
 International ...................      25,810           11
 Balanced ........................       2,352           --
 Real Estate .....................      29,225           --
 Strategic Theme .................         629           14
 Enhanced Index ..................      23,615           12
Wanger Advisors Trust:
 International Small Cap .........       4,857           29
 U.S. Small Cap ..................      34,224           65


Note 4--Participant Accumulation Unit Transactions (in units)


                                                                                Sub-Account
                                                   ----------------------------------------------------------------------
                                                       Money                     Strategic
                                                      Market        Growth      Allocation     International     Balanced
                                                   ------------   ----------   ------------   ---------------   ---------
Units outstanding, beginning of period .........           --           --          --                --             --
Participant deposits ...........................      337,515       24,642          (4)            1,166             --
Participant transfers ..........................      (69,634)         560         845            12,196          1,326
Participant withdrawals ........................       (3,585)        (187)          4                (6)            --
                                                      --------      -------        ----           -------         -----
Units outstanding, end of period ...............      264,296       25,015         845            13,356          1,326
                                                      ========      =======        ====           =======         =====

               PHOENIX HOME LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS


Note 4--Participant Accumulation Unit Transactions (in units) (continued)


                                                                                Sub-Account
                                                   ----------------------------------------------------------------------
                                                                                                Wanger
                                                      Real       Strategic     Enhanced     International     Wanger U.S.
                                                     Estate        Theme         Index        Small Cap        Small Cap
                                                   ----------   -----------   ----------   ---------------   ------------
Units outstanding, beginning of period .........         --           --            --             --               --
Participant deposits ...........................      2,464          487         1,287          4,793            7,636
Participant transfers ..........................     15,646           --        21,057             --           18,741
Participant withdrawals ........................        (13)         (13)          (12)           (48)            (131)
                                                     -------         ----       -------         ------          -------
Units outstanding, end of period ...............     18,097          474        22,332          4,745           26,246
                                                     =======         ====       =======         ======          =======


Note 5--Policy Loans

     Transfers are made to Phoenix's general account as a result of policy loans. Policy provisions allow policyowners to borrow up to 75% of a policy's cash value during the first three policy years and up to 90% of cash value thereafter, with interest of 8% due and payable on each policy anniversary. At the time a loan is granted, an amount equivalent to the amount of the loan is transferred from the Account to Phoenix's general account as collateral for the outstanding loan. These transfers are included in participant withdrawals in the accompanying financial statements. Amounts in the general account are credited with interest at 7.25%. Loan repayments result in a transfer of collateral back to the Account.

Note 6--Investment Advisory Fees and Related Party Transactions

     Phoenix and its indirect, majority owned subsidiary, Phoenix Equity Planning Corporation, a registered broker/dealer in securities, provide all services to the Account.

     The cost of insurance is charged to each policy on a monthly basis by a withdrawal of participant units prorated among the elected Sub-accounts. The amount charged to each policy depends on a number of variables including sex, age and risk class as well as the death benefit and cash value of the policy. Such costs aggregated $2,122 during the period ended December 31, 1997.

     Upon partial surrender of a policy, a surrender fee of the lesser of $25 or 2% of the partial surrender amount paid and a fraction of the balance of any unpaid acquisition expense allowance is deducted from the policy value and paid to Phoenix.

     Phoenix Equity Planning Corporation is the principal underwriter and distributor for the Account. Phoenix Equity Planning Corporation is reimbursed for its distribution and underwriting expenses by Phoenix.

     An acquisition expense allowance is paid to Phoenix over a ten year period from contract inception by a withdrawal of units. The acquisition expense allowance consists of a sales load of 5.5% of the issue premium to compensate Phoenix for distribution expenses incurred, an issue administration charge of 1.0% of the issue premium to compensate Phoenix for underwriting and start-up expenses and premium taxes which currently range from 0.75% to 4% of premiums paid based on the state where the policyowner resides. In the event of a surrender before ten years, the unpaid balance of the acquisition expense allowance is deducted and paid to Phoenix.

     Phoenix assumes the mortality risk that insureds may live for a shorter time than projected because of inaccuracies in the projecting process and, accordingly, that an aggregate amount of death benefits greater than projected will be payable. The expense risk assumed is that expenses incurred in issuing the policies may exceed the limits on administrative charges set in the policies. In return for the assumption of these mortality and expense risks, Phoenix charges the Account an annual rate of 0.50% of the average daily net assets of the Account for mortality and expense risks assumed.

Note 7--Diversification Requirements

     Under the provisions of Section 817(h) of the Internal Revenue Code (the "Code"), a variable universal life contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a universal life contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

     The Internal Revenue Service has issued regulations under Section 817(h) of the Code. Phoenix believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

                       REPORT OF INDEPENDENT ACCOUNTANTS



Price Waterhouse LLP                                   [LOGO]


To the Board of Directors of Phoenix Home Life Mutual Insurance Company and
 Participants of Phoenix Home Life Variable Universal Life Account


In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Money Market Sub-Account, Growth Sub-Account, Strategic Allocation Sub-Account, International Sub-Account, Balanced Sub-Account, Real Estate Sub-Account, Strategic Theme Sub-Account, Enhanced Index Sub-Account, Wanger International Small Cap Sub-Account and Wanger U.S. Small Cap Sub-Account (constituting the Phoenix Home Life Variable Universal Life Account, hereafter referred to as the "Account") at December 31, 1997 and the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits which included confirmation of investments at December 31, 1997 by correspondence with the Funds' custodians, provide a reasonable basis for the opinion expressed above.


/s/ Price Waterhouse LLP


Hartford, Connecticut
February 19, 1998

PHOENIX HOME LIFE
VARIABLE UNIVERSAL LIFE ACCOUNT
Phoenix Home Life Mutual Insurance Company
One American Row
Hartford, Connecticut 06115

Underwriter
Phoenix Equity Planning Corporation
P.O. Box 2200
100 Bright Meadow Boulevard
Enfield, Connecticut 06083-2200

Custodians
The Chase Manhattan Bank, N.A.
1 Chase Manhattan Plaza
Floor 3B
New York, New York 10081

Brown Brothers Harriman & Co.
(International Series)
40 Water Street
Boston, Massachusetts 02109

State Street Bank and Trust
(Real Estate Series, Enhanced Index Series)
P.O. Box 351
Boston, Massachusetts 02101

Independent Accountants
Price Waterhouse LLP
One Financial Plaza
Hartford, Connecticut 06103

APPENDIX A

THE GUARANTEED INTEREST ACCOUNT

    Contributions to the GIA under the Policy and transfers to the GIA become part of the Phoenix General Account (the "General Account"), which supports insurance and annuity obligations. Because of exemptive and exclusionary provisions, interest in the General Account has not been registered under the 1933 Act nor is the General Account registered as an investment company under the 1940 Act. Accordingly, neither the General Account nor any interest therein is specifically subject to the provisions of the 1933 or 1940 Acts and the staff of the SEC has not reviewed the disclosures in this Prospectus concerning the GIA. Disclosures regarding the GIA and the General Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

    The General Account is made up of all of the general assets of Phoenix other than those allocated to any separate account. Premium payments will be allocated to the GIA and, therefore, the General Account, as elected by the Policyowner at the time of purchase or as subsequently changed. Phoenix will invest the assets of the General Account in assets chosen by it and allowed by applicable law. Investment income from General Account assets is allocated between Phoenix and the contracts participating in the General Account, in accordance with the terms of such contracts.

    Investment income from the General Account allocated to Phoenix includes compensation for mortality and expense risks borne by it in connection with General Account contracts.

    The amount of investment income allocated to the Policies will vary from year to year in the sole discretion of Phoenix. However, Phoenix guarantees that it will credit interest at a rate of not less than 4% per year, compounded annually, to amounts allocated to the unloaned portion of the GIA. The loaned portion of the GIA will be credited interest at an effective annual rate of 2% (4% on Policies issued in New York). Phoenix may credit interest at a rate in excess of 4% per year; however, it is not obligated to credit any interest in excess of 4% per year.

    Biweekly, Phoenix will set the excess interest rate, if any, that will apply to amounts deposited to the GIA. That rate will remain in effect for such deposits for an initial guarantee period of one full year from the date of deposit. Upon expiration of the initial one-year guarantee period (and each subsequent one-year guarantee period thereafter), the rate to be applied to any deposits whose guaranteed period has just ended will be the same rate as is applied to new deposits allocated at that time to the GIA. This rate will likewise remain in effect for a guarantee period of one full year from the date the new rate is applied.

    Excess interest, if any, will be determined by Phoenix based on information as to expected investment yields. Some of the factors that Phoenix may consider in determining whether to credit interest to amounts allocated to the GIA and the amount thereof, are general economic trends, rates of return currently available and anticipated on investments, regulatory and tax requirements and competitive factors. ANY INTEREST CREDITED TO AMOUNTS ALLOCATED TO THE GIA IN EXCESS OF 4% PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF PHOENIX AND WITHOUT REGARD TO ANY SPECIFIC FORMULA. THE CONTRACT OWNER ASSUMES THE RISK THAT INTEREST CREDITED TO GIA ALLOCATIONS MAY NOT EXCEED THE MINIMUM GUARANTEE OF 4% FOR ANY GIVEN YEAR.

    Phoenix is aware of no statutory limitations on the maximum amount of interest it may credit, and the Board of Directors has set no limitations. However, inherent in Phoenix's exercise of discretion in this regard is the equitable allocation of distributable earnings and surplus among its various Policyholders and Contract Owners.

    Excess interest, if any, will be credited on the GIA Policy Value. Phoenix guarantees that, at any time, the GIA Policy Value will not be less than the amount of premium payments allocated to the GIA, plus interest at the rate of 4% per year, compounded annually, plus any additional interest which Phoenix may, in its discretion, credit to the GIA, less the sum of all annual administrative or surrender charges, any applicable premium taxes, and less any amounts surrendered or loaned. If the Policyowner surrenders the Policy, the amount available from the GIA will be reduced by any applicable surrender charge and annual administration charge. See "Deductions and Charges."


IN GENERAL, YOU CAN MAKE ONLY ONE TRANSFER PER YEAR FROM THE GIA. THE AMOUNT THAT CAN BE TRANSFERRED OUT IS LIMITED TO THE GREATER OF $1,000 OR 25% OF THE POLICY VALUE IN THE GIA AS OF THE DATE OF THE TRANSFER. IF YOU ELECT THE SYSTEMATIC TRANSFER PROGRAM, APPROXIMATELY EQUAL AMOUNTS MAY BE TRANSFERRED OUT OF THE GIA. ALSO, THE TOTAL POLICY VALUE ALLOCATED TO THE GIA MAY BE TRANSFERRED OUT OF THE GIA TO ONE OR MORE OF THE SUBACCOUNTS OF THE VUL ACCOUNT OVER A CONSECUTIVE FOUR-YEAR PERIOD ACCORDING TO THE FOLLOWING SCHEDULE:

                   YEAR ONE: 25             YEAR TWO: 33%

                   YEAR THREE: 50%          YEAR FOUR: 100%

                                   APPENDIX B
        ILLUSTRATIONS OF DEATH BENEFITS, POLICY VALUES ("ACCOUNT VALUES")
                           AND CASH SURRENDER VALUES

    The tables on the following pages illustrate how a Policy's death benefits, account values and Cash Surrender Value could vary over time assuming constant hypothetical gross (after tax) annual investment returns of 0%, 6% and 12%. The Policy benefits will differ from those shown in the tables if the annual investment returns are not absolutely constant. That is, the figures will be different if the returns averaged 0% to 12% over a period of years but went above or below those figures in individual Policy Years. The Policy benefits also will differ, depending on your premium allocations to each Subaccount of the VUL Account, if the overall actual rates of return averaged 0% to 12% but went above or below those figures for the individual Subaccounts. The tables are for standard risk males and females who have never smoked. In states where cost of insurance rates are not based on the Insured's sex, the tables designated "male" apply to all standard risk Insureds who have never smoked. Account values and Cash Surrender Values may be lower for smokers or former smokers or for risk classes involving higher mortality risk. Planned premium payments are assumed to be paid at the beginning of each Policy Year. The difference between the Policy Value and the Cash Surrender Value in the first 10 years is the surrender charge. Tables are included for death benefit Option 1 and Option 2. Tables also are included to reflect the blended cost of insurance charge applied under a Multiple Life Policy.

    The death benefit, account value and Cash Surrender Value amounts reflect the following current charges:

1.   Issue charge of $600.

2. Monthly administrative charge of $20 per month for Face Amounts of less than or equal to $400,000; $0.05 per thousand for Face Amounts of $400,001 up to $1,600,000; and $80 per month for Face Amounts over $1,600,000.

3.   Premium tax charge of 2.25%.

4.   A federal tax charge of 1.5%.

5. Cost of insurance charge. The tables illustrate cost of insurance at both the current rates and at the maximum rates guaranteed in the Policies. (See "Charges and Deductions--Cost of Insurance.")

6. Mortality and expense risk charge, which is a daily charge equivalent to .80% on an annual basis (.25% on an annual basis after the 15th Policy
     Year), against the VUL Account for mortality and expense risks. (See "Charges and Deductions--Mortality and Expense Risk Charge.")

     These illustrations also assume an average investment advisory fee of .72% on an annual basis, of the average daily net asset value of each of the Series of the Funds. These illustrations also assume other ongoing average Fund expenses of .21%. Management may decide to limit the amount of expense reimbursement in the future. If this reimbursement had not been in place for the fiscal year ended December 31, 1997, average total operating expenses for the Series would have been approximately .93% of the average net assets. (See "Charges and Deductions--Investment Management Charge.")

    Taking into account the mortality and expense risk charge and the investment advisory fees and expenses, the gross annual investment return rates of 0%, 6% and 12% on the Funds' assets are equivalent to net annual investment return rates of approximately -1.72%, 4.23% and 10.19%, respectively (applicable for the first 15 Policy Years for Single Life Policies and -1.18%, 4.81% and 10.79%, respectively, after the 15th Policy Year for Single Life Policies). For individual illustrations, interest rates ranging between 0% and 12% may be selected in place of the 12% rate.

    The hypothetical returns shown in the tables are without any tax charges that may be attributable to the VUL Account in the future. If such tax charges are imposed in the future, then in order to produce after tax returns equal to those illustrated for 0%, 6% and 12%, a sufficiently higher amount in excess of the hypothetical interest rates would have to be earned. (See "Charges and Deduction--Other Charges--Taxes.")

    The second column of each table shows the amount that would accumulate if an amount equal to the premiums paid were invested to earn interest, after taxes, at 5% compounded annually. These tables show that if a Policy is returned in its very early years for payment of its Cash Surrender Value, that Cash Surrender Value may be low in comparison to the amount of the premiums accumulated with interest. Thus, the cost of owning a Policy for a relatively short time may be high.

    On request, we will furnish the Policyowner with a comparable illustration based on the age and sex of the proposed insured person(s), standard risk assumptions and the initial face amount and planned premium chosen.

                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY        PAGE 1 OF 2

MALE 35 NEVERSMOKE                                         FACE AMOUNT: $250,000
FEMALE 35 NEVERSMOKE                              INITIAL ANNUAL PREMIUM: $1,200

                   ESTATE EDGE -- A FLEXIBLE PREMIUM VARIABLE
                    UNIVERSAL LIFE INSURANCE POLICY OPTION 1

                            ASSUMING CURRENT CHARGES

                                             CASH                            CASH                              CASH
          ASSUMED     PREMIUM     ACCOUNT  SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH
          PREMIUM     ACCUM.       VALUE     VALUE     BENEFIT     VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
 YEAR     PAYMENTS    @ 5.0%       @ 0%      @ 0%       @ 0%       @ 6%       @ 6%       @ 6%       @ 12%      @ 12%      @ 12%
--------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
       1      1,200      1,260         67          0    250,000         95          0    250,000        123          0    250,000
       2      1,200      2,583        904          0    250,000        994          0    250,000      1,088          0    250,000
       3      1,200      3,972      1,727        527    250,000      1,932        732    250,000      2,152        952    250,000
       4      1,200      5,431      2,535      1,335    250,000      2,909      1,709    250,000      3,324      2,124    250,000
       5      1,200      6,962      3,329      2,129    250,000      3,927      2,727    250,000      4,616      3,416    250,000

       6      1,200      8,570      4,110      2,958    250,000      4,989      3,837    250,000      6,039      4,887    250,000
       7      1,200     10,259      4,876      4,012    250,000      6,095      5,231    250,000      7,606      6,742    250,000
       8      1,200     12,032      5,629      5,053    250,000      7,247      6,671    250,000      9,332      8,756    250,000
       9      1,200     13,893      6,368      6,080    250,000      8,447      8,159    250,000     11,234     10,946    250,000
      10      1,200     15,848      7,094      7,094    250,000      9,698      9,698    250,000     13,329     13,329    250,000

      11      1,200     17,901      8,104      8,104    250,000     11,308     11,308    250,000     15,955     15,955    250,000
      12      1,200     20,056      9,095      9,095    250,000     12,986     12,986    250,000     18,849     18,849    250,000
      13      1,200     22,318     10,068     10,068    250,000     14,734     14,734    250,000     22,035     22,035    250,000
      14      1,200     24,694     11,023     11,023    250,000     16,554     16,554    250,000     25,545     25,545    250,000
      15      1,200     27,189     11,959     11,959    250,000     18,449     18,449    250,000     29,410     29,410    250,000

      16      1,200     29,808     12,948     12,948    250,000     20,536     20,536    250,000     33,853     33,853    250,000
      17      1,200     32,559     13,923     13,923    250,000     22,719     22,719    250,000     38,773     38,773    250,000
      18      1,200     35,447     14,882     14,882    250,000     25,005     25,005    250,000     44,221     44,221    250,000
      19      1,200     38,479     15,826     15,826    250,000     27,395     27,395    250,000     50,253     50,253    250,000
      20      1,200     41,663     16,753     16,753    250,000     29,896     29,896    250,000     56,932     56,932    250,000

    @ 65      1,200     83,713     24,730     24,730    250,000     61,839     61,839    250,000    178,997    178,997    250,000

Based on 0% interest rate and guaranteed charges, the policy will lapse in year 33.

Death benefit, account value, and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed premium payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.73% (includes mortality and expense risk charge of 0.8% for fifteen years, then 0.25% and average fund operating expenses of 0.93% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.

                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY        PAGE 2 OF 2

MALE 35 NEVERSMOKE                                         FACE AMOUNT: $250,000
FEMALE 35 NEVERSMOKE                              INITIAL ANNUAL PREMIUM: $1,200

                   ESTATE EDGE -- A FLEXIBLE PREMIUM VARIABLE
                    UNIVERSAL LIFE INSURANCE POLICY OPTION 1

                            ASSUMING CURRENT CHARGES

                                             CASH                            CASH                              CASH
          ASSUMED     PREMIUM     ACCOUNT  SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH
          PREMIUM     ACCUM.       VALUE     VALUE     BENEFIT     VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
 YEAR     PAYMENTS    @ 5.0%       @ 0%      @ 0%       @ 0%       @ 6%       @ 6%       @ 6%       @ 12%      @ 12%      @ 12%
--------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
       1      1,200      1,260         67          0    250,000         94          0    250,000        122          0    250,000
       2      1,200      2,583        902          0    250,000        992          0    250,000      1,086          0    250,000
       3      1,200      3,972      1,721        521    250,000      1,926        726    250,000      2,146        946    250,000
       4      1,200      5,431      2,524      1,324    250,000      2,898      1,698    250,000      3,312      2,112    250,000
       5      1,200      6,962      3,311      2,111    250,000      3,908      2,708    250,000      4,595      3,395    250,000

       6      1,200      8,570      4,082      2,930    250,000      4,959      3,807    250,000      6,005      4,853    250,000
       7      1,200     10,259      4,837      3,973    250,000      6,050      5,186    250,000      7,555      6,691    250,000
       8      1,200     12,032      5,574      4,998    250,000      7,184      6,608    250,000      9,260      8,684    250,000
       9      1,200     13,893      6,294      6,006    250,000      8,361      8,073    250,000     11,133     10,845    250,000
      10      1,200     15,848      6,997      6,997    250,000      9,582      9,582    250,000     13,192     13,192    250,000

      11      1,200     17,901      7,978      7,978    250,000     11,157     11,157    250,000     15,773     15,773    250,000
      12      1,200     20,056      8,935      8,935    250,000     12,791     12,791    250,000     18,610     18,610    250,000
      13      1,200     22,318      9,866      9,866    250,000     14,486     14,486    250,000     21,727     21,727    250,000
      14      1,200     24,694     10,772     10,772    250,000     16,243     16,243    250,000     25,153     25,153    250,000
      15      1,200     27,189     11,651     11,651    250,000     18,063     18,063    250,000     28,917     28,917    250,000

      16      1,200     29,808     12,570     12,570    250,000     20,057     20,057    250,000     33,234     33,234    250,000
      17      1,200     32,559     13,462     13,462    250,000     22,131     22,131    250,000     38,004     38,004    250,000
      18      1,200     35,447     14,324     14,324    250,000     24,286     24,286    250,000     43,271     43,271    250,000
      19      1,200     38,479     15,153     15,153    250,000     26,522     26,522    250,000     49,089     49,089    250,000
      20      1,200     41,663     15,944     15,944    250,000     28,839     28,839    250,000     55,512     55,512    250,000

    @ 65      1,200     83,713     20,364     20,364    250,000     56,047     56,047    250,000    171,434    171,434    250,000

Based on 0% interest rate and guaranteed charges, the policy will lapse in year 39.

Death benefit, account value, and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed premium payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.73% (includes mortality and expense risk charge of 0.8% for fifteen years, then 0.25% and average fund operating expenses of 0.93% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.

                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY        PAGE 1 OF 2

MALE 35 NEVERSMOKE                                         FACE AMOUNT: $250,000
FEMALE 35 NEVERSMOKE                              INITIAL ANNUAL PREMIUM: $1,200

                   ESTATE EDGE -- A FLEXIBLE PREMIUM VARIABLE
                    UNIVERSAL LIFE INSURANCE POLICY OPTION 2

                            ASSUMING CURRENT CHARGES

                                             CASH                            CASH                              CASH
          ASSUMED     PREMIUM     ACCOUNT  SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH
          PREMIUM     ACCUM.       VALUE     VALUE     BENEFIT     VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
 YEAR     PAYMENTS    @ 5.0%       @ 0%      @ 0%       @ 0%       @ 6%       @ 6%       @ 6%       @ 12%      @ 12%      @ 12%
--------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
       1      1,200      1,260         67          0    250,068         95          0    250,095        123          0    250,123
       2      1,200      2,583        904          0    250,905        994          0    250,995      1,088          0    251,089
       3      1,200      3,972      1,727        527    251,727      1,932        732    251,932      2,152        952    252,153
       4      1,200      5,431      2,535      1,335    252,535      2,909      1,709    252,909      3,324      2,124    253,325
       5      1,200      6,962      3,329      2,129    253,329      3,927      2,727    253,928      4,616      3,416    254,616

       6      1,200      8,570      4,109      2,957    254,110      4,988      3,836    254,989      6,038      4,886    256,039
       7      1,200     10,259      4,876      4,012    254,876      6,094      5,230    256,095      7,606      6,742    257,606
       8      1,200     12,032      5,629      5,053    255,629      7,246      6,670    257,247      9,332      8,756    259,332
       9      1,200     13,893      6,368      6,080    256,368      8,446      8,158    258,447     11,233     10,945    261,234
      10      1,200     15,848      7,094      7,094    257,094      9,697      9,697    259,697     13,328     13,328    263,328

      11      1,200     17,901      8,103      8,103    258,104     11,307     11,307    261,308     15,954     15,954    265,954
      12      1,200     20,056      9,094      9,094    259,095     12,985     12,985    262,985     18,846     18,846    268,847
      13      1,200     22,318     10,067     10,067    260,067     14,732     14,732    264,733     22,032     22,032    272,033
      14      1,200     24,694     11,021     11,021    261,022     16,552     16,552    266,552     25,541     25,541    275,541
      15      1,200     27,189     11,957     11,957    261,958     18,446     18,446    268,447     29,404     29,404    279,405

      16      1,200     29,808     12,946     12,946    262,946     20,531     20,531    270,532     33,845     33,845    283,846
      17      1,200     32,559     13,919     13,919    263,920     22,713     22,713    272,714     38,762     38,762    288,762
      18      1,200     35,447     14,878     14,878    264,878     24,996     24,996    274,997     44,205     44,205    294,206
      19      1,200     38,479     15,820     15,820    265,820     27,384     27,384    277,384     50,231     50,231    300,231
      20      1,200     41,663     16,745     16,745    266,745     29,880     29,880    279,880     56,900     56,900    306,901

    @ 65      1,200     83,713     24,623     24,623    274,624     61,550     61,550    311,551    178,120    178,120    428,120

Based on 0% interest rate and guaranteed charges, the policy will lapse in year 33.

Death benefit, account value, and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed premium payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.73% (includes mortality and expense risk charge of 0.8% for fifteen years, then 0.25% and average fund operating expenses of 0.93% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.

                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY        PAGE 2 OF 2

MALE 35 NEVERSMOKE                                         FACE AMOUNT: $250,000
FEMALE 35 NEVERSMOKE                              INITIAL ANNUAL PREMIUM: $1,200

                   ESTATE EDGE -- A FLEXIBLE PREMIUM VARIABLE
                    UNIVERSAL LIFE INSURANCE POLICY OPTION 2

                            ASSUMING CURRENT CHARGES

                                             CASH                            CASH                              CASH
          ASSUMED     PREMIUM     ACCOUNT  SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH
          PREMIUM     ACCUM.       VALUE     VALUE     BENEFIT     VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
 YEAR     PAYMENTS    @ 5.0%       @ 0%      @ 0%       @ 0%       @ 6%       @ 6%       @ 6%       @ 12%      @ 12%      @ 12%
--------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
       1      1,200      1,260         67          0    250,067         94          0    250,094        122          0    250,122
       2      1,200      2,583        902          0    250,902        992          0    250,992      1,086          0    251,086
       3      1,200      3,972      1,721        521    251,722      1,926        726    251,926      2,146        946    252,146
       4      1,200      5,431      2,524      1,324    252,525      2,897      1,697    252,898      3,312      2,112    253,312
       5      1,200      6,962      3,311      2,111    253,312      3,908      2,708    253,908      4,594      3,394    254,595

       6      1,200      8,570      4,082      2,930    254,082      4,958      3,806    254,958      6,004      4,852    256,005
       7      1,200     10,259      4,836      3,972    254,836      6,049      5,185    256,049      7,554      6,690    257,554
       8      1,200     12,032      5,573      4,997    255,574      7,182      6,606    257,183      9,258      8,682    259,258
       9      1,200     13,893      6,292      6,004    256,293      8,358      8,070    258,359     11,129     10,841    261,130
      10      1,200     15,848      6,994      6,994    256,995      9,578      9,578    259,579     13,186     13,186    263,187

      11      1,200     17,901      7,974      7,974    257,975     11,152     11,152    261,152     15,765     15,765    265,765
      12      1,200     20,056      8,929      8,929    258,930     12,783     12,783    262,784     18,597     18,597    268,598
      13      1,200     22,318      9,859      9,859    259,859     14,475     14,475    264,475     21,709     21,709    271,709
      14      1,200     24,694     10,762     10,762    260,763     16,227     16,227    266,227     25,126     25,126    275,127
      15      1,200     27,189     11,638     11,638    261,638     18,041     18,041    268,041     28,879     28,879    278,879

      16      1,200     29,808     12,552     12,552    262,553     20,026     20,026    270,027     33,180     33,180    283,181
      17      1,200     32,559     13,439     13,439    263,439     22,089     22,089    272,090     37,927     37,927    287,928
      18      1,200     35,447     14,294     14,294    264,294     24,229     24,229    274,230     43,164     43,164    293,165
      19      1,200     38,479     15,113     15,113    265,114     26,446     26,446    276,446     48,939     48,939    298,940
      20      1,200     41,663     15,893     15,893    265,893     28,738     28,738    278,739     55,306     55,306    305,306

    @ 65      1,200     83,713     19,916     19,916    269,916     54,748     54,748    304,749    167,331    167,331    417,331

Based on 0% interest rate and guaranteed charges, the policy will lapse in year 38.

Death benefit, account value, and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed premium payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.73% (includes mortality and expense risk charge of 0.8% for fifteen years, then 0.25% and average fund operating expenses of 0.93% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.